As filed with the Securities and Exchange Commission on October 31, 2017
1933 Act File No. 033-57986
1940 Act File No. 811-07470
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 91	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 92	[ X ]
(Check appropriate box or boxes.)

CARILLON SERIES TRUST
EAGLE SERIES TRUST
(Exact name of Registrant as Specified in Charter)
880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006-1600
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on November 6, 2017 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
Pursuant to Rule 414 under the Securities Act of 1933, as amended, Carillon Series Trust, a Delaware statutory trust, is filing this Amendment to the Registration Statement of Eagle Series Trust, and expressly adopts the Registration Statement of Eagle Series Trust as its own for all purposes of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, effective with the effective date of this filing, after the closing of a series of shell reorganization transactions between Eagle Series Trust, Eagle Growth & Income Fund and Eagle Capital Appreciation Fund and Carillon Series Trust, which will only occur if shareholders of Eagle Series Trust, Eagle Growth & Income Fund and Eagle Capital Appreciation Fund have approved the proposed shell reorganization transactions as required by Rule 414.

CARILLON SERIES TRUST
CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Combined Prospectus for Class A, Class C, Class Y, Institutional Class – I and Retirement Class – R-3, R-5 and R-6 shares of Carillon ClariVest Capital Appreciation Fund, Carillon Eagle Growth & Income Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund, Carillon Eagle Smaller Company Fund, Carillon Cougar Tactical Allocation Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund (collectively, the "Funds")
Combined Statement of Additional Information for Class A, Class C, Class Y, Institutional Class – I and Retirement Class – R-3, R-5 and R-6 shares of the Funds
Part C of Form N-1A
Signature Page
Exhibits

Carillon Mutual Funds
Prospectus
November 6, 2017
Formerly, Eagle Mutual Funds.
Go Paperless with eDelivery - visit carillontower.com/eDelivery
These securities have not been approved or disapproved by the Securities and Exchange Commission ("Commission"), nor has the Commission passed upon the accuracy or adequacy of the Funds' Prospectus. Any representation to the contrary is a criminal offense.
	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Carillon ClariVest Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCYX	HRCLX	HRCMX	HRCUX
Carillon Eagle Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGYX	HIGRX	HIGSX	HIGUX
Carillon ClariVest International Stock Fund	EISAX	EISDX	EISIX	EISYX	EISRX	EISSX	EISVX
Carillon Scout International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX
Carillon Eagle Investment Grade Bond Fund	EGBAX	EGBCX	EGBLX	EGBYX	EGBRX	EGBTX	EGBUX
Carillon Reams Low Duration Bond Fund	SCLEX	SCLHX	SCLDX	SCLYX	SCLUX	SCLWX	SCLZX
Carillon Reams Core Bond Fund	CRCBX	CRCDX	SCCIX	SCCYX	CRCQX	CRCSX	CRCUX
Carillon Reams Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPYX	SCPUX	SCPVX	SCPWX
Carillon Reams Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBYX	SUBRX	SUBSX	SUBTX
Carillon Eagle Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAYX	HAREX	HARSX	HRAUX
Carillon Scout Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMZX	CSMRX	CSMSX	CSMUX
Carillon Eagle Mid Cap Stock Fund	HMCAX	HMCCX	HMCJX	HMRYX	HMRRX	HMRSX	HMRUX
Carillon Eagle Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRYX	HSRRX	HSRSX	HSRUX
Carillon Scout Small Cap Fund	CSSAX	CSSJX	UMBHX	CSSWX	CSSQX	CSSSX	CSSVX
Carillon Eagle Smaller Company Fund	EGEAX	EGECX	EGEIX	EGEYX	EGERX	EGESX	EGEUX
Carillon Cougar Tactical Allocation Fund	ETAFX	ETDFX	ETIFX	ETYFX	ETRFX	ETSFX	ETUFX

Table of Contents

Summaries
Carillon ClariVest Capital Appreciation Fund	1
Carillon Eagle Growth & Income Fund	5
Carillon ClariVest International Stock Fund	9
Carillon Scout International Fund	14
Carillon Eagle Investment Grade Bond Fund	19
Carillon Reams Low Duration Bond Fund	24
Carillon Reams Core Bond Fund	30
Carillon Reams Core Plus Bond Fund	36
Carillon Reams Unconstrained Bond Fund	42
Carillon Eagle Mid Cap Growth Fund	48
Carillon Scout Mid Cap Fund	52
Carillon Eagle Mid Cap Stock Fund	57
Carillon Eagle Small Cap Growth Fund	61
Carillon Scout Small Cap Fund	65
Carillon Eagle Smaller Company Fund	70
Carillon Cougar Tactical Allocation Fund	74

More Information About the Funds
Additional Information About the Funds	80
Additional Information Regarding Investment Strategies	80
Additional Information About Principal Risk Factors	88
Investment Adviser	97
Subadvisers	98
Portfolio Managers	99
Distributor	102
Rule 12b-1 Distribution Plan	102
Payments to Financial Intermediaries	102
Choosing a Share Class	103
Class A Shares	103
Sales Charge Reductions	104
Class C Shares	106
Application of CDSC	106
Reinstatement Privilege	107
Class I Shares	107
Class Y Shares	107
Class R-3, R-5 and R-6 Shares	107
How to Invest	108
How To Sell Your Investment	109
How To Exchange Your Shares	111
Valuing Your Shares	112

Doing Business with the Funds	113
Dividends, Other Distributions and Taxes	115
Description of Indices	118
Fund Symbols, CUSIPs and Codes	119
Financial Highlights	120
For More Information	131

Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND  |  11.6.2017
Investment objective | The Carillon ClariVest Capital Appreciation Fund ("Capital Appreciation Fund" or the "fund") seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.33%(b)	0.35%(b)	0.32%	0.54%(c)	0.42%(b)	0.30%	0.89%
Total Annual Fund Operating Expenses	1.18%	1.95%	0.92%	1.39%	1.52%	0.90%	1.49%
Fee Waiver and/or Expense Reimbursement or Recoupment (d)	0.00%	0.00%	0.00%	(0.14)%	(0.02)%	0.00%	(0.64)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%	1.95%	0.92%	1.25%	1.50%	0.90%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.
(d) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95%, Class Y – 1.25%, Class R-3 - 1.50%, Class R-5 – 0.95%, and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class R-3 and Class R-6 shares through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$590	$832	$1,093	$1,839
Class C	$298	$612	$1,052	$2,275
Class I	$94	$293	$509	$1,131
Class Y	$127	$426	$747	$1,656
Class R-3	$153	$478	$827	$1,811
Class R-5	$92	$287	$498	$1,108
Class R-6	$87	$408	$752	$1,725

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company's long-term growth fundamentals. The strategy of the fund's portfolio management team is based upon systematic analysis of fundamental and technical factors, significantly aided by a quantitative process. The fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not emphasize investment in any particular investment sector or industry, the Fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.  The fund may sell securities when they no longer meet the portfolio management team's investment criteria.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;
•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions; and
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 22.29%.
During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	22.13%	June 30, 2009
Worst Quarter	(33.06)%	December 31, 2008

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	12/12/85	(0.71)%	13.82%	6.82%
After Taxes on Distributions		(2.11)%	11.49%	5.46%
After Taxes on Distributions and Sale of Fund Shares		0.77%	10.91%	5.38%
Class C – Before Taxes	4/3/95	3.47%	14.06%	6.55%
Class I – Before Taxes	3/21/06	4.59%	15.28%	7.71%

Class Y – Before Taxes	11/6/17	4.25%	14.93%	7.34%
Class R-3 – Before Taxes	9/12/07	3.91%	14.54%		6.59%
Class R-5 – Before Taxes	10/2/06	4.56%	15.25%	7.70%
Class R-6 – Before Taxes	7/31/15	4.64%			2.65%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 1000® Growth Index (Lifetime period is measured from the inception date of Class R-3 shares)	7.08%	14.50%	8.27%	8.04%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | ClariVest Asset Management LLC ("ClariVest") serves as the subadviser to the fund.
Portfolio Managers | David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., are Co-Portfolio Managers of the fund. Mr. Pavan, Dr. Feng, Mr. Wagner and Dr. Nutt are jointly and primarily responsible for the day-to-day management of the fund and have been Co-Portfolio Managers of the fund since June 2013.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 11.6.2017
Investment objective | The Carillon Eagle Growth & Income Fund ("Growth & Income Fund" or the "fund") primarily seeks long-term capital appreciation and, secondarily, seeks current income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.29%(b)	0.30%(b)	0.32%	0.29%(c)	0.35%(b)	0.28%	0.20%
Total Annual Fund Operating Expenses	1.01%	1.77%	0.79%	1.01%	1.32%	0.75%	0.67%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$573	$781	$1,006	$1,653
Class C	$280	$557	$959	$2,084
Class I	$81	$252	$439	$978
Class Y	$103	$322	$558	$1,236
Class R-3	$134	$418	$723	$1,590
Class R-5	$77	$240	$417	$930
Class R-6	$68	$214	$373	$835

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a company's fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts ("REITs"). In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors. From time to time, the fund's portfolio may include the stocks of fewer companies than other diversified funds.
The fund also may own a variety of other securities that, in the opinion of the fund's portfolio managers, offer prospects for meeting the fund's investment goals. These securities include equity securities of companies economically tied to countries outside of the U.S.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates;
REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;
•Focused holdings risk is the risk of a fund holding a core portfolio of securities of fewer companies than other diversified funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund's NAV and total return when compared to other diversified funds;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.
The calendar year-to-date total return as of September 30, 2017 was 11.48%.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	23.28%	June 30, 2009
Worst Quarter	(14.03)%	December 31, 2008

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	12/15/86	7.81%	10.56%	6.46%
After Taxes on Distributions		6.09%	9.66%	5.55%
After Taxes on Distributions and Sale of Fund Shares		5.82%	8.36%	5.14%
Class C – Before Taxes	4/3/95	12.34%	10.79%	6.17%
Class I – Before Taxes	3/18/09	13.54%	11.94%		15.17%
Class Y – Before Taxes	11/6/17	13.18%	11.63%	6.98%
Class R-3 – Before Taxes	9/30/09	12.95%	11.25%		10.08%
Class R-5 – Before Taxes	12/28/09	13.54%	11.84%		10.54%
Class R-6 – Before Taxes	8/15/11	13.63%	11.96%		12.39%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
S&P 500® Index (Lifetime period is measured from the inception date of Class I shares)	11.96%	14.66%	6.95%	16.64%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.
Portfolio Managers | Edmund Cowart, CFA®, David Blount, CFA®, CPA, and Harald Hvideberg, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart and Blount have been Portfolio Managers of the fund since 2011. Mr. Hvideberg has served as the fund's Portfolio Manager since 2014.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 11.6.2017
Investment objective | The Carillon ClariVest International Stock Fund ("International Stock Fund" or the "fund") seeks capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees (b)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	2.30%(c)	2.41%(c)	2.27%	2.57%(d)	2.46%(c)	2.37%	2.88%
Total Annual Fund Operating Expenses (e)	3.25%	4.11%	2.97%	3.52%	3.66%	3.07%	3.58%
Fee Waiver and/or Expense Reimbursement (f)	(1.80)%	(1.91)%	(1.82)%	(2.07)%	(1.96)%	(1.92)%	(2.53)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) The Management Fee has been restated to reflect the Fund's current management fee.
(c) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(d) Other expenses are estimated for the current fiscal year.
(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
 (f) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A – 1.45%, Class C – 2.20%, Class I – 1.15%, Class Y – 1.45%, Class R-3 - 1.70%, Class R-5 – 1.15%, and Class R-6 – 1.05%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$616	$1,268	$1,943	$3,738
Class C	$323	$1,076	$1,943	$4,181
Class I	$117	$747	$1,402	$3,160
Class Y	$148	$887	$1,649	$3,655
Class R-3	$173	$939	$1,726	$3,788
Class R-5	$117	$767	$1,443	$3,248
Class R-6	$107	$862	$1,638	$3,678

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 100% of the average value of its portfolio.
Principal investment strategies | The International Stock Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").  Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; or (5) any other issuer that the subadviser believes may expose the fund's assets to the economic fortunes and risks of a country or countries outside of the U.S. The fund's benchmark is the MSCI EAFE® Index which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a "bottom-up," fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.
The fund may invest in exchange-traded funds ("ETFs") in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers' investment criteria and/or to take advantage of more attractive investment opportunities.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Equity securities are subject to stock market risk.

Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock and convertible preferred stock.  Preferred stocks and convertible preferred stocks are sensitive to movements in interest rates. Preferred stocks and convertible preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks and convertible preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Depositary receipts.  Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;
Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, interest rates, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs; and

•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.
The calendar year-to-date total return as of September 30, 2017 was 21.04%.
During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	7.95%	March 31, 2015
Worst Quarter	(8.68)%	September 30, 2015

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	2/28/13	(7.45)%	2.71%
After Taxes on Distributions		(7.73)%	1.98%
After Taxes on Distributions and Sale of Fund Shares		(3.99)%	1.96%
Class C – Before Taxes	2/28/13	(3.71)%	3.17%
Class I – Before Taxes	2/28/13	(2.42)%	4.47%
Class Y – Before Taxes	11/6/17	(2.86)%	4.02%(a)
Class R-3 – Before Taxes	2/28/13	(2.93)%	3.87%
Class R-5 – Before Taxes	2/28/13	(2.36)%	4.47%
Class R-6 – Before Taxes	2/28/13	(2.28)%	4.58%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
MSCI EAFE® Index	1.00%	3.04%

(a) Lifetime returns for Class Y shares of the fund are since February 28, 2013, the inception date of the fund's Class A shares.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | ClariVest Asset Management LLC ("ClariVest") serves as the subadviser to the fund.
Portfolio Managers | David R. Vaughn, CFA®, Stacey R. Nutt, Ph.D., Alex Turner, CFA®, and Priyanshu Mutreja, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception, Dr. Nutt since 2013, Mr. Turner since 2015, and Mr. Mutreja since March 2017.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON SCOUT INTERNATIONAL FUND | 11.6.2017
Investment objective | The Carillon Scout International Fund ("International Fund" or the "fund") seeks long-term growth of capital and income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.34% (b)	0.34% (b)	0.29%	0.34%(b)	0.34% (b)	0.29% (b)	0.19% (b)
Total Annual Fund Operating Expenses	1.36%	2.11%	1.06%	1.36%	1.61%	1.06%	0.96%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$607	$885	$1,184	$2,032
Class C	$314	$661	$1,134	$2,441
Class I	$108	$337	$585	$1,294
Class Y	$138	$431	$745	$1,635
Class R-3	$164	$508	$876	$1,911
Class R-5	$108	$337	$585	$1,294
Class R-6	$98	$306	$531	$1,178

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal investment strategies | The fund normally pursues its objectives by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.  The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, and warrants and other rights.  The fund normally invests at least 80% of its net assets in equity securities as described above.
In selecting securities for the fund, the portfolio management team primarily performs fundamental "bottom-up" analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company's cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices.  The fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services.

The portfolio management team also considers geopolitical and macroeconomic issues.  In addition, the fund may invest in a company domiciled in the United States if more than 50% of the company's assets, personnel, sales or earnings are located outside the United States and therefore the company's primary business is carried on outside the United States.

The portfolio management team believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies' record and prospects continue to meet with the portfolio management team's approval.

The fund intends to diversify investments among industries and among a number of countries throughout the world. In addition, the fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.
The fund may also invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities. In such cases, the fund will resume investing primarily in equity securities when conditions warrant.
The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;
• Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates;
Depositary receipts.  Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;
Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and
•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund's predecessor. Since Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 19.33%.
During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	21.57%	September 30, 2009
Worst Quarter	(20.84)%	September 30, 2011

Average annual total returns
(for the periods ended December 31, 2016):

Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class I – Before Taxes	9/14/1993	6.82%	6.01%	2.77%
After Taxes on Distributions		2.99%	3.57%	1.41%
After Taxes on Distributions and Sale of Fund Shares		7.40%	4.89%	2.33%
Class A – Before Taxes	11/6/17	1.43%	4.68%	1.96%
Class C – Before Taxes	11/6/17	5.71%	4.91%	1.70%
Class Y – Before Taxes	11/6/17	6.50%	5.70%	2.46%
Class R-3 – Before Taxes	11/6/17	6.24%	5.44%	2.20%
Class R-5 – Before Taxes	11/6/17	6.82%	6.01%	2.77%
Class R-6 – Before Taxes	11/6/17	6.92%	6.12%	2.87%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
MSCI EAFE Index	1.00%	6.53%	0.75%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | Michael D. Stack,  CFA®, has served as the Lead Portfolio Manager of the fund and Angel M. Lupercio has served as Co-Portfolio Manager of the fund since its inception in 2017.  Messrs.

Stack and Lupercio are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Stack was Assistant Portfolio Manager of the fund's predecessor from February 2006 through December 2007; Co-Portfolio Manager of the fund's predecessor from April 2012 through March 30, 2014; Co-Lead Portfolio Manager of the fund's predecessor from March 31, 2014 through December 31, 2014; and Lead Portfolio Manager of the fund's predecessor from 2015 to 2017.  Mr. Lupercio served as Co-Portfolio Manager of the fund's predecessor from 2015 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON EAGLE INVESTMENT GRADE BOND FUND  | 11.6.2017
Investment objective | The Carillon Eagle Investment Grade Bond Fund ("Investment Grade Bond Fund" or the "fund") seeks current income and preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Investment Grade Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.94%(b)	0.95%(b)	0.95%	1.04%(c)	1.09%(b)	1.16%	0.87%
Total Annual Fund Operating Expenses	1.49%	2.25%	1.25%	1.59%	1.89%	1.46%	1.17%

Fee Waiver and/or Expense Reimbursement (d)	(0.76)%	(0.77)%	(0.82)%	(0.86)%	(0.91)%	(1.03)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	1.48%	0.43%	0.73%	0.98%	0.43%	0.33%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.
(d) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A - 0.73%, Class C - 1.48%, Class I - 0.43%, Class Y – 0.73%, Class R-3 – 0.98%, Class R-5 - 0.43%, and Class R-6 - 0.33%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$447	$756	$1,088	$2,025
Class C	$251	$629	$1,135	$2,525
Class I	$44	$315	$607	$1,439
Class Y	$75	$418	$784	$1,816
Class R-3	$100	$505	$937	$2,137
Class R-5	$44	$360	$699	$1,658
Class R-6	$34	$288	$562	$1,345

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 90% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Investment Grade Bond Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign investment grade fixed income instruments of varying maturities. Investment grade is defined as securities rated BBB- or better by Standard & Poor's Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the fund's portfolio managers. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The fund's strategy is to actively allocate assets among market sectors. The fund expects to invest in a variety of fixed income securities including, but not limited to:
•corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
•bank certificates of deposit;
•debt securities issued by states or local governments and their agencies (commonly referred to as "municipal securities");
•obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises;
•obligations of international agencies or supranational entities (such as the European Union);
•obligations issued or guaranteed by the U.S. government and its agencies;
•mortgage-backed securities and asset-backed securities, which are securities that are created by pooling mortgages, and asset-backed securities, which are securities that are created from the pooling non-mortgage assets, such as credit card receivables, home equity loans, student loans and auto-loans; and

•floating rate instruments.
In addition, the fund may invest a portion of its assets in lower-rated corporate bonds (commonly referred to as "junk bonds") and other fixed income securities that focus on delivering high income. The fund may sell securities when the portfolio managers believe that they no longer meet the fund's investment criteria.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
•Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates, which may force a fund to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income;
•Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;
•Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Governments on whose support a supranational entity depends for its financial backing or repayment may be unable or unwilling to provide that support;

•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as "junk bonds") are inherently speculative;
•Inflation risk is the risk that high rates of inflation or changes in the market's inflation expectations may adversely affect the market value of inflation-sensitive securities;
•Interest rate risk is the risk that the value of a fund's investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time or may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs;
• Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security's maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security's maturity, the greater the risk. Conversely, the shorter a fixed income security's maturity, the lower the risk;
• Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;
•Municipal securities risk is the possibility that a municipal security's value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund's share price, yield and total return may fluctuate in response to municipal bond market movements;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value; and
•U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.
•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 2.02%.
During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	2.70%	September 30, 2011
Worst Quarter	(1.73)%	June 30, 2013

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	3/1/10	(1.62)%	0.57%	1.73%
After Taxes on Distributions		(2.50)%	(0.14)%	1.01%
After Taxes on Distributions and Sale of Fund Shares		(0.85)%	0.19%	1.08%
Class C – Before Taxes	3/1/10	1.47%	0.54%	1.49%
Class I – Before Taxes	3/1/10	2.54%	1.61%	2.57%
Class Y – Before Taxes	11/6/17	2.20%	1.34%	2.30%(a)
Class R-3 – Before Taxes	3/1/10	1.94%	1.04%	2.00%
Class R-5 – Before Taxes	3/1/10	2.54%	1.61%	2.53%
Class R-6 – Before Taxes	7/31/15	2.64%		1.98%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime
Barclays Capital U.S. Intermediate Government/Credit Bond Index (Lifetime period is measured from the inception date of Class A shares)	2.08%	1.85%	2.77%

(a) Lifetime returns for Class Y shares of the fund are since March 1, 2010, the inception date of the fund's Class A shares.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.
Portfolio Managers | James C. Camp, CFA®, and Joseph Jackson, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund's investment portfolio. Messrs. Camp and Jackson have been Portfolio Managers of the fund since inception in 2010.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON REAMS LOW DURATION BOND FUND | 11.6.2017
Investment objective | The Carillon Reams Low Duration Bond Fund ("Low Duration Bond Fund" or the "fund") seeks a high level of total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Low Duration Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.51% (b)	0.51% (b)	0.46%	0.51% (b)	0.51% (b)	0.46% (b)	0.36% (b)
Total Annual Fund Operating Expenses	1.06%	1.81%	0.76%	1.06%	1.31%	0.76%	0.66%

Fee Waiver and/or Expense Reimbursement (c)	(0.26)%	(0.26)%	(0.36)%	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through October 31, 2019 as follows: Class A – 0.80%, Class C – 1.55%, Class I - 0.40%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$675	$914	$1,598

Class C	$258	$544	$956	$2,105
Class I	$41	$169	$349	$873
Class Y	$82	$311	$560	$1,271
Class R-3	$107	$390	$693	$1,556
Class R-5	$51	$217	$397	$918
Class R-6	$41	$185	$342	$798

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in fixed income instruments.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The portfolio management team targets an estimated average portfolio duration of one to four years.  Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.  The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or "junk" bonds.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor's Financial Services LLC ("S&P®").  In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or "backed" by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund's Prospectus or Statement of Additional Information ("SAI").  The fund's investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the fund's 80% investment policy.

The portfolio management team attempts to maximize total return through opportunistic investing in a broad array of eligible securities while structuring the fund so that the overall portfolio has an average portfolio duration of between one to four years based on market conditions. The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio's duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team's estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

• Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

• Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies' opinion of the credit quality of an issuer and may prove to be inaccurate;

• Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund's initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient;

•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;

•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as "junk bonds") are inherently speculative;

•Income risk is the risk that the fund's income could decline due to falling market interest rates.  In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•Interest rate risk is the risk that the value of a fund's investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond;

•Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services;

•Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security's maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security's maturity, the greater the risk. Conversely, the shorter a fixed income security's maturity, the lower the risk;
•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;
•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund's predecessor. Since Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 1.39%.
During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	1.02%	June 30, 2016
Worst Quarter	(0.67)%	June 30, 2013

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	8/29/12	1.81%	1.49%
After Taxes on Distributions		1.24%	0.89%
After Taxes on Distributions and Sale of Fund Shares		1.02%	0.88%
Class A – Before Taxes	11/6/17	(2.41)%	0.20%(a)
Class C – Before Taxes	11/6/17	0.65%	0.33%(a)
Class Y – Before Taxes	11/6/17	1.41%	1.09%(a)
Class R-3 – Before Taxes	11/6/17	1.15%	0.83%(a)
Class R-5 – Before Taxes	11/6/17	1.71%	1.39%(a)
Class R-6 – Before Taxes	11/6/17	1.81%	1.49%(a)

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (Lifetime period is measured from the inception date of Class I shares)	1.28%	0.85%

(a) Lifetime returns for Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares of the fund are since August 29, 2012, the inception date of the predecessor fund's Institutional Class shares.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.

Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.

Portfolio Managers | Mark M. Egan,  CFA®, has served as the Lead Portfolio manager of the fund and Thomas M. Fink,  CFA®, Todd C. Thompson,  CFA®, Stephen T. Vincent,  CFA® and Clark W. Holland,  CFA®, have served as Co-Portfolio Managers of the fund since its inception in 2017.  Messrs. Egan, Fink, Thompson, Vincent and Holland are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Egan served as Lead Portfolio Manager of the fund's predecessor and Messrs. Fink, Thompson, Vincent and Holland served as Co-Portfolio Managers of the fund's predecessor from its inception in 2012 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON REAMS CORE BOND FUND | 11.6.2017

Investment objective | The Carillon Reams Core Bond Fund ("Core Bond Fund" or the "fund") seeks a high level of total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Core Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.32% (b)	0.32% (b)	0.26%	0.32%	0.32% (b)	0.27% (b)	0.17% (b)
Total Annual Fund Operating Expenses	0.97%	1.72%	0.66%	0.97%	1.22%	0.67%	0.57%

Fee Waiver and/or Expense Reimbursement (c)	(0.17)%	(0.17)%	(0.26)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through October 31, 2019 as follows: Class A – 0.40%, Class C – 1.55%, Class I - 0.40%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$656	$875	$1,505

Class C	$258	$525	$917	$2,016
Class I	$41	$158	$315	$772
Class Y	$82	$274	$502	$1,158
Class R-3	$107	$370	$654	$1,462
Class R-5	$51	$197	$356	$818
Class R-6	$41	$166	$301	$697

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 390% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fund invests primarily in investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor's Financial Services LLC ("S&P®").  In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  All securities will be U.S. dollar denominated although they may be securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or "backed" by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts) and credit default swap agreements subject to applicable law and any other restrictions described in the fund's Prospectus or Statement of Additional Information ("SAI").  The fund's investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade market. Derivative instruments that provide exposure to bonds may be used to satisfy the fund's 80% investment policy.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The portfolio management team first establishes the portfolio's duration, or interest rate sensitivity.  The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser's estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark.  Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.  If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team normally structures the fund so that the overall portfolio has a duration of between two and seven years based on market conditions.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

The investment adviser then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the Fund subject to sector exposure constraints.  However, for the more generic holdings in the Fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the investment adviser has determined an overall market strategy, the investment adviser selects the most attractive fixed income securities for the Fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund's portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

• Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
• Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies' opinion of the credit quality of an issuer and may prove to be inaccurate;

• Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund's initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient;

•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;

•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•Income risk is the risk that the fund's income could decline due to falling market interest rates.  In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•Interest rate risk is the risk that the value of a fund's investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond;

•Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services;

•Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;

•Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security's maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security's maturity, the greater the risk. Conversely, the shorter a fixed income security's maturity, the lower the risk;

•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;

•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value; and

•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund's predecessor. Since Class A, Class C, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 3.02%.

During 10 year period	Return	Quarter Ended
(Class I shares):

Best Quarter	20.71%	June 30, 2009
Worst Quarter	(3.90)%	September 30, 2008

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	2/23/2001	2.40%	2.20%	5.25%
After Taxes on Distributions		0.74%	1.24%	3.85%
After Taxes on Distributions and Sale of Fund Shares		1.36%	1.29%	3.55%
Class A – Before Taxes	11/6/17	(1.80)%	1.02%	4.43%
Class C – Before Taxes	11/6/17	1.23%	1.03%	4.06%
Class Y – Before Taxes	4/21/11	2.05%	1.86%		2.67%
Class R-3 – Before Taxes	11/6/17	1.74%	1.54%	4.58%
Class R-5 – Before Taxes	11/6/17	2.30%	2.10%	5.15%
Class R-6 – Before Taxes	11/6/17	2.40%	2.20%	5.25%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Bloomberg Barclays U.S. Aggregate Bond Index (Lifetime period is measured from the inception date of Class Y shares)	2.65%	2.23%	4.43%	3.13%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.

Portfolio Managers | Mark M. Egan,  CFA®, has served as the Lead Portfolio Manager of the fund and Thomas M. Fink,  CFA®, Todd C. Thompson,  CFA®, Stephen T. Vincent,  CFA® and Clark W. Holland,  CFA®, have served as Co-Portfolio Managers of the fund since the fund's inception in 2017.  Messrs. Egan, Fink, Thompson, Vincent and Holland are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Egan served as the Lead Portfolio Manager of the fund's predecessor and Messrs. Fink and Thompson served as Co-Portfolio Managers of the fund's predecessor from its inception in 2009 to 2017.  Messrs. Vincent and Holland served as Co-Portfolio Managers of the fund's predecessor from 2009 and 2014, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON REAMS CORE PLUS BOND FUND | 11.6.2017

Investment objective | The Carillon Reams Core Plus Bond Fund ("Core Plus Bond Fund" or the "fund") seeks a high level of total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Core Plus Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.26% (b)	0.26% (b)	0.19%	0.26%	0.26% (b)	0.21% (b)	0.11% (b)
Total Annual Fund Operating Expenses	0.91%	1.66%	0.59%	0.91%	1.16%	0.61%	0.51%
Fee Waiver and/or Expense Reimbursement (c)	(0.11)%	(0.11)%	(0.19)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through October 31, 2019 as follows: Class A – 0.80%, Class C – 1.55%, Class I - 0.40%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$644	$850	$1,443
Class C	$258	$513	$892	$1,956

Class I	$41	$150	$291	$701
Class Y	$82	$268	$482	$1,099
Class R-3	$107	$358	$628	$1,399
Class R-5	$51	$184	$329	$752
Class R-6	$41	$152	$274	$630

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 433% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The bonds in which the Fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or "junk" bonds.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor's Financial Services LLC ("S&P®").  In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers.  The fund may also invest in securities denominated in foreign currencies.  Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or "backed" by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The Fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund's Prospectus or Statement of Additional Information ("SAI").  The fund's investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to bonds may be used to satisfy the fund's 80% investment policy.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The portfolio management team first establishes the portfolio's duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser's estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark.  Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.  If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team normally structures the fund so that the overall portfolio has a duration of between two and seven years based on market conditions.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

The portfolio management team then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints.  However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the investment adviser is considering for purchase. The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions and the Fund may engage in frequent and active trading.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
• Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies' opinion of the credit quality of an issuer and may prove to be inaccurate;
• Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund's initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient;

•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as "junk bonds") are inherently speculative;

•Income risk is the risk that the fund's income could decline due to falling market interest rates.  In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;
•Interest rate risk is the risk that the value of a fund's investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund  For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond;

•Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services;

•Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security's maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security's maturity, the greater the risk. Conversely, the shorter a fixed income security's maturity, the lower the risk;
•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value; and
•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund's predecessor. Since Class A, Class C, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 3.16%.

During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	25.80%	June 30, 2009
Worst Quarter	(5.13)%	September 30, 2008

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	11/25/1996	3.57%	3.03%	6.25%
After Taxes on Distributions		1.86%	1.74%	4.01%
After Taxes on Distributions and Sale of Fund Shares		2.02%	1.81%	3.99%
Class A – Before Taxes	11/6/17	(0.71)%	1.84%	5.42%
Class C – Before Taxes	11/6/17	2.39%	1.86%	5.04%
Class Y – Before Taxes	11/12/09	3.22%	2.68%		4.33%
Class R-3 – Before Taxes	11/6/17	2.90%	2.37%	5.56%
Class R-5 – Before Taxes	11/6/17	3.46%	2.93%	6.14%
Class R-6 – Before Taxes	11/6/17	3.57%	3.03%	6.25%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Bloomberg Barclays U.S. Aggregate Bond Index (Lifetime period is measured from the inception date of Class Y shares)	2.65%	2.23%	4.34%	3.49%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | Mark M. Egan,  CFA®, has served as the Lead Portfolio manager of the fund and Thomas M. Fink,  CFA®, Todd C. Thompson,  CFA®, Stephen T. Vincent,  CFA® and Clark W. Holland,  CFA® have served as Co-Portfolio Managers of the fund since the fund's inception in 2017.  Messrs. Egan, Fink, Thompson, Vincent and Holland are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Egan served as Lead Portfolio Manager of the fund's predecessor from its inception in 1996 or from 2000, 2001, 2009 and 2014, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 11.6.2017

Investment objective | The Carillon Reams Unconstrained Bond Fund ("Unconstrained Bond Fund" or the "fund") seeks to maximize total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Unconstrained Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.24% (b)	0.24% (b)	0.20%	0.24%	0.24% (b)	0.19% (b)	0.09% (b)
Total Annual Fund Operating Expenses	1.09%	1.84%	0.80%	1.09%	1.34%	0.79%	0.69%

Fee Waiver and/or Expense Reimbursement (c)	(0.29)%	(0.29)%	(0.30)%	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through October 31, 2019 as follows: Class A – 0.80%, Class C – 1.55%, Class I - 0.50%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 -0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$681	$926	$1,629
Class C	$258	$550	$969	$2,135

Class I	$51	$194	$384	$932
Class Y	$82	$287	$543	$1,275
Class R-3	$107	$396	$706	$1,587
Class R-5	$51	$223	$410	$951
Class R-6	$41	$192	$355	$831

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 370% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing at least 80% of its net assets in fixed income instruments.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The portfolio duration of the fund will normally not exceed 8 years but may be greater based on market conditions. The fund may also have a negative duration.  Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.  A portfolio with negative duration generally incurs a loss when interest rates and yields fall.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.  The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or "junk" bonds.  The fund may invest without limitation in non-investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor's Financial Services LLC ("S&P®").  The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls.  The fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or "backed" by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund's Prospectus or Statement of Additional Information ("SAI").  The fund's investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the fund's 80% investment policy.

The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market.  The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment.  The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
• Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

• Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies' opinion of the credit quality of an issuer and may prove to be inaccurate;
•Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund's initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient;

•Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;

•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as "junk bonds") are inherently speculative;

•Income risk is the risk that the fund's income could decline due to falling market interest rates.  In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•Interest rate risk is the risk that the value of a fund's investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond;

•Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services;

•Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;

•Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security's maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security's maturity, the greater the risk. Conversely, the shorter a fixed income security's maturity, the lower the risk;

•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;

•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•Short sale risk includes the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund; and

•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund's predecessor. Since Class A, Class C, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 2.17%.

During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	10.17%	March 31, 2012
Worst Quarter	(2.11)%	December 31, 2014

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	9/29/11	5.81%	5.29%	5.94%
After Taxes on Distributions		5.35%	4.46%	4.87%
After Taxes on Distributions and Sale of Fund Shares		3.29%	3.79%	4.21%
Class A – Before Taxes	11/6/17	1.50%	4.18%	4.86% (a)
Class C – Before Taxes	11/6/17	4.71%	4.19%	4.84% (a)
Class Y – Before Taxes	12/31/12	5.55%		1.00%
Class R-3 – Before Taxes	11/6/17	5.23%	4.71%	5.36% (a)
Class R-5 – Before Taxes	11/6/17	5.81%	5.29%	5.94% (a)
Class R-6 – Before Taxes	11/6/17	5.92%	5.39%	6.05% (a)

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (Lifetime period is measured from the inception date of Class I shares)	0.66%	0.38%	0.38%
(a) Lifetime returns for Class A, Class C, Class R-3, Class R-5 and Class R-6 shares of the fund are since September 29, 2011, the inception date of the predecessor fund's Institutional Class shares.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | Mark M. Egan,  CFA®, is the Lead Portfolio Manager of the fund and Thomas M. Fink,  CFA®, Todd C. Thompson,  CFA®, Stephen T. Vincent,  CFA® and Clark W. Holland,  CFA®, are Co-Portfolio Managers of the fund.  Messrs. Egan, Fink, Thompson, Vincent and Holland are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Egan served as Lead Portfolio Manager of the fund's predecessor and Messrs. Fink, Thompson, and Vincent served as Co-Portfolio Managers of the fund's predecessor from its inception in 2011 to 2017.  Mr. Holland served as Co-Portfolio Manager of the fund's predecessor from 2014 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND  |  11.6.2017

Investment objective | The Carillon Eagle Mid Cap Growth Fund ("Mid Cap Growth Fund" or the "fund") seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.31%(b)	0.27%(b)	0.26%	0.27%(c)	0.35%(b)	0.27%	0.16%
Total Annual Fund Operating Expenses	1.12%	1.83%	0.82%	1.08%	1.41%	0.83%	0.72%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$584	$814	$1,063	$1,773
Class C	$286	$576	$990	$2,148
Class I	$84	$262	$455	$1,014
Class Y	$110	$343	$595	$1,317
Class R-3	$144	$446	$771	$1,691
Class R-5	$85	$265	$460	$1,025
Class R-6	$74	$230	$401	$894

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. The fund's portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Growth Index during the most recent 12-month period (approximately $52.4 billion during the 12-month period ended December 31, 2016).

The fund will invest primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-

quality convertible securities. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time. The fund will generally sell when the stock has met the portfolio managers' target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund's net assets. At times, the fund may hold securities of small-capitalization companies.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

•Equity securities are subject to stock market risk.

Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;

Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates;

Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies; and

•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 21.55%.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	18.31%	December 31, 2010
Worst Quarter	(25.72)%	December 31, 2008

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	8/20/98	1.64%	12.67%	8.71%
After Taxes on Distributions		1.64%	11.71%	7.82%
After Taxes on Distributions and Sale of Fund Shares		0.93%	10.07%	6.93%
Class C – Before Taxes	8/20/98	5.94%	12.96%	8.44%
Class I – Before Taxes	6/21/06	7.07%	14.15%	9.64%
Class Y – Before Taxes	11/6/17	6.72%	13.77%	9.24%
Class R-3 – Before Taxes	1/12/09	6.40%	13.45%		15.50%
Class R-5 – Before Taxes	12/28/09	7.07%	14.11%		12.50%
Class R-6 – Before Taxes	8/15/11	7.18%	14.26%		12.84%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell Midcap® Growth Index (Lifetime period is measured from the inception date of Class R-3 shares)	7.33%	13.51%	7.83%	16.94%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.

Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | Bert L. Boksen,  CFA®, and Eric Mintz, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund's management. Mr. Boksen has managed the fund since its inception and Mr. Mintz has managed the fund since 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since 2006.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON SCOUT MID CAP FUND | 11.6.2017

Investment objective | The Carillon Scout Mid Cap Fund ("Mid Cap Fund" or the "fund") seeks long-term growth of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.31% (b)	0.31% (b)	0.26%	0.31%(b)	0.31% (b)	0.26% (b)	0.16% (b)
Total Annual Fund Operating Expenses	1.33%	2.08%	1.03%	1.33%	1.58%	1.03%	0.93%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$604	$876	$1,169	$2,000
Class C	$311	$652	$1,119	$2,410
Class I	$105	$328	$569	$1,259
Class Y	$135	$421	$729	$1,601
Class R-3	$161	$499	$860	$1,878
Class R-5	$105	$328	$569	$1,259
Class R-6	$95	$296	$515	$1,143

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 87% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the fund's net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the fund's Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The fund's portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period (approximately $52.4 billion during the 12-month period ended December 31, 2016). The fund maintains a portfolio of investments diversified across companies and economic sectors.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts ("REITs").  The fund normally invests in a diversified portfolio of equity securities.  The portfolio management team seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). At times, the fund may hold securities of small capitalization companies.

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

• Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;

• Equity securities are subject to stock market risk.

Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;

Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.  Convertible securities also are sensitive to movements in interest rates;
Depositary receipts.  Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;
REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;
Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and

•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund's predecessor. Since Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 15.43%.

During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	23.59%	June 30, 2009
Worst Quarter	(22.07)%	September 30, 2008

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr
Class I – Before Taxes	10/31/2006	18.31%	13.57%	10.94%
After Taxes on Distributions		17.64%	11.52%	9.41%
After Taxes on Distributions and Sale of Fund Shares		10.90%	10.46%	8.60%
Class A – Before Taxes	11/6/17	12.33%	12.14%	10.07%
Class C – Before Taxes	11/6/17	17.09%	12.39%	9.78%
Class Y – Before Taxes	11/6/17	17.96%	13.23%	10.61%
Class R-3 – Before Taxes	11/6/17	17.67%	12.95%	10.33%
Class R-5 – Before Taxes	11/6/17	18.31%	13.57%	10.94%
Class R-6 – Before Taxes	11/6/17	18.31%	13.57%	10.94%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
Russell Midcap® Index	13.80%	14.72%	7.86%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | G. Patrick Dunkerley,  CFA®, has served as the Lead Portfolio Manager of the fund and Derek M. Smashey,  CFA®, John A. Indellicate II,  CFA® and Jason J. Votruba,  CFA®, have served as Co-Portfolio Managers of the fund since its inception in 2017.  Messrs. Dunkerley, Smashey, Indellicate and Vortuba are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Dunkerley served as Lead Portfolio Manager of the fund's predecessor and Mr. Smashey served as Co-Portfolio Manager of the fund's predecessor from its inception in 2006 to 2017.  Messrs. Indellicate and Votruba served as Co-Portfolio Managers of the fund's predecessor from 2011 and 2013, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON EAGLE MID CAP STOCK FUND  |  11.6.2017

Investment objective | The Carillon Eagle Mid Cap Stock Fund ("Mid Cap Stock Fund" or the "fund") seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.39%(b)	0.39%(b)	0.39%	0.45%(c)	0.43%(b)	0.47%	0.27%
Total Annual Fund Operating Expenses (e)	1.24%	1.99%	0.99%	1.30%	1.53%	1.07%	0.87%
Fee Waiver and/or Expense Reimbursement (f)	(0.00)%	(0.00)%	(0.04)%	(0.05)%	(0.03)%	(0.12)%	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	1.99%	0.95%	1.25%	1.50%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.
(d) Acquired Fund Fees and Expenses, although they are allocated as a fund level expense, did not impact Total Annual Fund Operating Expenses for Class A, Class I, Class R-5, and Class R-6 shares.
(e) For Class C and Class R-3 shares, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
(f) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A - 1.25%, Class C - 2.00%, Class I - 0.95%, Class Y – 1.25%, Class R-3 - 1.50%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$595	$850	$1,124	$1,904
Class C	$302	$624	$1,073	$2,317
Class I	$97	$311	$543	$1,209
Class Y	$127	$407	$708	$1,563
Class R-3	$153	$480	$831	$1,821
Class R-5	$97	$328	$578	$1,295
Class R-6	$87	$276	$480	$1,071

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies. The fund's portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period (approximately $52.4 billion during the 12-month period ended December 31, 2016).

The fund will invest primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-capitalization companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team's growth and valuation guidelines. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers' investment criteria. At times, the fund may hold securities of small-capitalization companies.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

•Equity securities are subject to stock market risk.

Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;

Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates;

Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and

•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 13.16%.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	15.83%	September 30, 2009
Worst Quarter	(22.89)%	December 31, 2008

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	11/6/97	5.15%	9.51%	4.77%
After Taxes on Distributions		3.30%	7.13%	3.37%
After Taxes on Distributions and Sale of Fund Shares		4.46%	7.35%	3.65%
Class C – Before Taxes	11/6/97	9.59%	9.76%	4.51%
Class I – Before Taxes	6/6/06	10.78%	10.89%	5.62%

Class Y – Before Taxes	11/6/17	10.42%	10.58%	5.28%
Class R-3 – Before Taxes	8/10/06	10.04%	10.23%	5.01%
Class R-5 – Before Taxes	10/2/06	10.80%	10.97%	5.68%
Class R-6 – Before Taxes	8/15/11	10.89%	11.01%		10.36%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell Midcap® Index (Lifetime period is measured from the inception date of Class R-6 shares)	13.80%	14.72%	7.86%	14.22%
S&P MidCap 400® Index (Lifetime period is measured from the inception date of Class R-6 shares)	20.74%	15.33%	9.16%	14.62%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Portfolio Managers of the fund since 2012.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND  |  11.6.2017

Investment objective | The Carillon Eagle Small Cap Growth Fund ("Small Cap Growth Fund" or the "fund") seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.33%(b)	0.28%(b)	0.29%	0.33%(c)	0.32%(b)	0.26%	0.15%
Total Annual Fund Operating Expenses	1.10%	1.80%	0.81%	1.10%	1.34%	0.78%	0.67%

(a) If you purchased $1,000,000 or more of Class A shares of an Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year .

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$582	$808	$1,052	$1,752
Class C	$283	$566	$975	$2,116
Class I	$83	$259	$450	$1,002
Class Y	$112	$350	$606	$1,340
Class R-3	$136	$425	$734	$1,613
Class R-5	$80	$249	$433	$966
Class R-6	$68	$214	$373	$835

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund's portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $8.11 billion during the 12-month period ended December 31, 2016).

When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the Fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.  The fund will sell securities when they no longer meet the portfolio managers' investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

•Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•Information technology sector risk is the risk associated with investments in companies in the information technology sector, such as companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel;

•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 15.96%.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	20.03%	June 30, 2009
Worst Quarter	(27.14)%	December 31, 2008

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	5/7/93	4.71%	10.82%	7.32%
After Taxes on Distributions		3.95%	9.66%	6.49%
After Taxes on Distributions and Sale of Fund Shares		3.27%	8.54%	5.86%
Class C – Before Taxes	4/3/95	9.16%	11.11%	7.07%
Class I – Before Taxes	6/27/06	10.28%	12.27%	8.20%
Class Y – Before Taxes	11/6/17	9.92%	11.90%	7.85%
Class R-3 – Before Taxes	9/19/06	9.68%	11.61%	7.61%
Class R-5 – Before Taxes	10/2/06	10.32%	12.28%	8.24%
Class R-6 – Before Taxes	8/15/11	10.45%	12.41%		11.75%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 2000® Growth Index (Lifetime period is measured from the inception date of Class R-6 shares)	11.32%	13.74%	7.76%	13.28%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.

Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund's management. Mr. Boksen has managed the fund since 1995 and Mr. Mintz has managed the fund since 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since 2015.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON SCOUT SMALL CAP FUND | 11.6.2017

Investment objective | The Carillon Scout Small Cap Fund ("Small Cap Fund" or the "fund") seeks long-term growth of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.34% (b)	0.34% (b)	0.29%	0.34%(b)	0.34% (b)	0.29% (b)	0.19% (b)
Total Annual Fund Operating Expenses	1.34%	2.09%	1.04%	1.34%	1.59%	1.04%	0.94%
Fee Waiver and/or Expense Reimbursement (c)	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A - 1.25%, Class C - 2.00%, Class I - 0.95%, Class Y – 1.25%, Class R-3 - 1.50%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$596	$871	$1,166	$2,004
Class C	$303	$646	$1,115	$2,414

Class I	$97	$322	$565	$1,263
Class Y	$127	$416	$725	$1,605
Class R-3	$153	$493	$857	$1,882
Class R-5	$97	$322	$565	$1,263
Class R-6	$87	$291	$511	$1,146

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.  Any change in this 80% policy approved by the fund's Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The fund's portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $8.11 billion during the 12-month period ended December 31, 2016).

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts ("REITs").  Although the portfolio management team will search for investments across a large number of sectors, from time to time, based on economic conditions, the fund may have significant positions in particular sectors.

The fund normally invests in a diversified portfolio of equity securities that are selected based upon the portfolio management team's perception of their above-average potential for long-term growth of capital. The portfolio management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth.  The identified growth catalysts are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period).  Following the identification of well-positioned companies, the portfolio management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

The fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs").
The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
•Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;
•Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock.  Preferred stocks are sensitive to movements in interest rates.  Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates;
Depositary receipts.  Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;
REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;
Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•Focused holdings risk is the risk of a fund holding a core portfolio of securities of fewer companies than other diversified funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund's NAV and total return when compared to other diversified funds;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;
•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions;
•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and
•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund's predecessor. Since Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of those share classes reflects the performance of Institutional Class shares of the fund's predecessor, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 24.10%.

During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	17.53%	December 31, 2010
Worst Quarter	(24.70)%	December 31, 2008

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class I – Before Taxes	7/2/01	12.51%	14.12%	6.29%
After Taxes on Distributions		11.34%	13.05%	5.67%
After Taxes on Distributions and Sale of Fund Shares		8.05%	11.28%	5.04%
Class A – Before Taxes	11/6/17	6.84%	12.68%	5.46%
Class C – Before Taxes	11/6/17	11.35%	12.94%	5.18%

Class Y – Before Taxes	11/6/17	12.18%	13.78%	5.97%
Class R-3 – Before Taxes	11/6/17	11.90%	13.50%	5.71%
Class R-5 – Before Taxes	11/6/17	12.51%	14.12%	6.29%
Class R-6 – Before Taxes	11/6/17	12.62%	14.24%	6.40%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
Russell 2000 Growth Index	11.32%	13.74%	7.76%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | James R. McBride,  CFA®, has served as the Lead Portfolio Manager of the fund and Timothy L. Miller,  CFA® has served as Co-Portfolio Manager of the fund since its inception in 2017.  Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the fund.  Mr. McBride was Co-Portfolio Manager of the fund's predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund's predecessor from 2015 to 2017.  Mr. Miller served as Co-Portfolio Manager of the fund's predecessor from 2013 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON EAGLE SMALLER COMPANY FUND  |  11.6.2017

Investment objective | The Carillon Eagle Smaller Company Fund ("Smaller Company Fund" or the "fund") seeks capital growth.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Smaller Company Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.93%(b)	0.92%(b)	0.92%	0.94%(c)	1.04%(b)	1.07%	0.71%

Total Annual Fund Operating Expenses(e)	1.78%	2.52%	1.52%	1.79%	2.14%	1.67%	1.31%
Fee Waiver and/or Expense Reimbursement (f)	(0.53)%	(0.52)%	(0.57)%	(0.54)%	(0.64)%	(0.72)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.
(d) Acquired Fund Fees and Expenses, although they are allocated as a fund level expense, did not impact Total Annual Fund Operating Expenses for Class I, Class R-3, Class R-5, and Class R-6 shares.
(e) For Class A and Class C shares, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
(f) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A - 1.25%, Class C - 2.00%, Class I - 0.95%, Class Y – 1.25%, Class R-3 - 1.50%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$596	$960	$1,347	$2,428
Class C	$303	$735	$1,294	$2,817
Class I	$97	$424	$775	$1,764
Class Y	$127	$511	$919	$2,061
Class R-3	$153	$608	$1,091	$2,422
Class R-5	$97	$456	$840	$1,916
Class R-6	$87	$370	$674	$1,539

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Smaller Company Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund's portfolio managers consider small-capitalization companies to be those smaller companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2500® Index during the most recent 12-month period (approximately $8.11 billion during the 12-month period ended December 31, 2016).

The fund's portfolio managers use a core value approach to select the fund's investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. Factors that the portfolio managers look for in selecting investments include: (1) favorable expected returns relative to perceived risk; (2) management with demonstrated ability and commitment to the company; (3) above average potential for earnings and revenue growth; (4) low market valuations relative to forecasted earnings, book value, cash flow and sales; (5) turnaround potential for companies that have been through difficult periods; (6) low debt levels relative to total capitalization; and (7) strong industry fundamentals, such as increasing or sustainable demand and barriers to entry. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

•Equity securities are subject to stock market risk.

Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and

•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.
The calendar year-to-date total return as of September 30, 2017 was 12.76%.

During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	25.26%	June 30, 2009
Worst Quarter	(19.93)%	September 30, 2011

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	11/3/08	12.51%	10.57%	12.26%
After Taxes on Distributions		10.12%	6.87%	9.33%

After Taxes on Distributions and Sale of Fund Shares		9.06%	8.22%	9.89%
Class C – Before Taxes	11/3/08	17.26%	10.84%	12.07%
Class I – Before Taxes	3/9/09	18.72%	12.30%	20.04%
Class Y – Before Taxes	11/6/17	18.13%	11.66%	12.93%(a)
Class R-3 – Before Taxes	12/28/09	17.83%	11.33%	10.77%
Class R-5 – Before Taxes	12/28/09	18.70%	12.17%	11.60%
Class R-6 – Before Taxes	8/15/11	18.88%	12.25%	11.90%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime
Russell 2500TM Index (b) (Lifetime period is measured from the inception date of Class A shares)	17.59%	14.54%	14.71%
Russell 2000®Index (Lifetime period is measured from the inception date of Class A shares)	21.31%	14.46%	13.56%
(a) Lifetime returns for Class Y shares of the fund are since November 3, 2008, the inception date of the fund's Class A.

(b) The fund's benchmark changed from the Russell 2000 Index, effective March 1, 2017. Carillon believes that the Russell 2500 Index is more reflective of the types of securities in which the fund invests than the Russell 2000 Index.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.

Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Portfolio Managers of the fund since 2014.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY OF CARILLON COUGAR TACTICAL ALLOCATION FUND  |  11.6.2017

Investment objective | The Carillon Cougar Tactical Allocation Fund ("Tactical Allocation Fund" or the "fund") seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Tactical Allocation Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	16.46%(b)	8.78%(b)	8.24%	21.51%(c)	21.64%(b)	21.29%	21.59%
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses(d)	17.42%	10.49%	8.95%	22.47%	22.85%	22.00%	22.30%
Fee Waiver and/or Expense Reimbursement (e)	(16.11)%	(8.43)%	(7.94)%	(21.16)%	(21.29)%	(20.99)%	(21.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	2.06%	1.01%	1.31%	1.56%	1.01%	0.91%

(a) If you purchased $1,000,000 or more of Class A shares of an Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.
(d) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
(e) Carillon Tower Advisers, Inc. ("Carillon") has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows: Class A - 1.17%, Class C - 1.92%, Class I - 0.87%, Class Y – 1.17%, Class R-3 - 1.42%, Class R-5 – 0.87%, and Class R-6 – 0.77%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund's Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$602	$3,629	$5,951	$9,656
Class C	$309	$2,252	$4,076	$7,830
Class I	$103	$1,892	$3,542	$7,129
Class Y	$133	$4,015	$6,658	$10,143
Class R-3	$159	$4,080	$6,726	$10,163
Class R-5	$103	$3,934	$6,573	$10,115
Class R-6	$93	$3,967	$6,616	$10,132

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 66% of the average value of its portfolio.

Principal investment strategies | The fund is a "fund of funds" that seeks to achieve its investment objective by investing its assets primarily in exchange-traded funds ("ETFs") ("underlying funds").
During normal market conditions, the assets of the Tactical Allocation Fund are allocated among the equity, fixed income, and commodities asset classes through investments in a combination of underlying funds. The allocation of the fund's assets among underlying funds is based on each underlying fund's predominant asset class. Each underlying fund, in turn, invests in the equity securities of issuers in the U.S. and in foreign developed and emerging markets that are listed on U.S. exchanges and fixed-income securities and/or commodities, including:
●
common and preferred stocks of all market capitalizations, security types (e.g., convertible securities, real estate investment trusts ("REITs"), rights, warrants and depositary receipts) and investment types (e.g., value and growth) in global markets;

●
fixed-income securities of any maturity and credit quality, including high yield securities (commonly referred to as "junk bonds"), convertible debt, investment grade corporate bonds, municipal bonds, and both domestic and foreign sovereign debt bonds; and mortgage-backed securities, which are securities that are created by pooling mortgages, and asset-backed securities, which are securities that are created from the pooling non-mortgage assets, such as credit card receivables, home equity loans, student loans and auto-loans; and

●	commodities, which principally are expected to be gold.
The subadviser retains discretion to invest the fund's assets directly in securities and may do so for certain asset classes or investment types if, among other reasons, it is determined that investing in an ETF for that type of investment is not feasible due to, for example, regulatory limitations with respect to an investment in an unaffiliated exchange-traded fund.
The subadviser employs a proprietary process to forecast broad trends in the U.S. and global economies, which informs the subadviser's selection of underlying funds and the fund's asset allocation. The subadviser uses statistical models to establish the impact such economic trends may have on the asset classes in which the underlying funds may invest. The subadviser seeks to minimize downside risk. Accordingly, the subadviser seeks an allocation that will provide the highest possible returns consistent with a low level of downside risk.
The fund's overall asset allocation is not fixed and may change significantly over time as the subadviser reallocates portions of the portfolio in response to changes in the U.S. and global economies and in various investment markets. The subadviser may engage in frequent buying and selling of portfolio securities to pursue the fund's investment objective. The fund typically will hold a small number of underlying funds.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The underlying funds may invest in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. In addition, the underlying funds may invest in debt securities whose values may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

•Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates, which may force an underlying fund to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income;

•Commodities risk is the risk that investments in commodities, such as gold, or in commodity-linked instruments, will subject an underlying fund's portfolio to volatility that may also deviate from price movements in equity and fixed income securities. Commodities and commodities-linked investments are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. There may be an imperfect correlation between the value of such investments and the underlying assets. Investments in these types of instruments may subject the fund to additional expenses;

•Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  When investing in emerging markets, the risks of investing in foreign securities are heightened;

•Equity securities are subject to stock market risk.

Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;
Convertible securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates;
REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;
Rights and warrants.  Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
Depositary receipts.  Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;
•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the underlying funds. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the underlying funds to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the underlying funds to experience a loss when selling securities to meet redemption requests by shareholders;
•Focused holdings risk is the risk of a fund holding a core portfolio of securities of fewer companies than other diversified funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund's NAV and total return when compared to other diversified funds;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Fund of funds risk is the risk that, absent an available exemption, the fund's investments in other investment companies, including ETFs, will be subject to limitations under the Investment Company Act of 1940, as amended ("1940 Act"), and the rules thereunder. Because the fund's investments are concentrated in underlying funds, and the fund's performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund's and the underlying funds' portfolio managers may not produce the desired results;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as "junk bonds") are inherently speculative;

•Inflation risk is the risk that high rates of inflation or changes in the market's inflation expectations may adversely affect the market value of inflation-sensitive securities;

•Interest rate risk is the risk that the value of a fund's investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017, and has signaled additional increases in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the underlying funds. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by an underlying fund;

•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the underlying funds because they may be unable to sell the securities at an advantageous price or time or may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs;

•Market risk is the risk of broad securities market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment;

•Market timing risk arises because certain types of securities in which the underlying funds invest, including small-cap securities, could cause the underlying funds to be at greater risk of market timing activities by fund shareholders;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;

•Municipal securities risk is the possibility that a municipal security's value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund's share price, yield and total return may fluctuate in response to municipal bond market movements;

•Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests.  The fund and its shareholders will indirectly bear the fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations. ETF shares may trade at a premium or discount to their NAV. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the underlying funds may experience periods of heavy redemptions that could cause the underlying funds to sell assets at inopportune times or at a loss or depressed value;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk; and

•Value stock risk arises from the possibility that a stock's intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance during the fund's first full calendar year of operations. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

The calendar year-to-date total return as of September 30, 2017 was 7.83%.

During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	1.95%	June 30, 2016
Worst Quarter	(0.50)%	December 31, 2016

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	12/31/2015	(1.70)%	(1.70)%
After Taxes on Distributions		(1.83)%	(1.83)%

After Taxes on Distributions and Sale of Fund Shares		(0.93)%	(0.93)%
Class C – Before Taxes	12/31/2015	2.36%	2.36%
Class I – Before Taxes	12/31/2015	3.41%	3.41%
Class Y – Before Taxes	11/6/17	3.19%	3.19%(a)
Class R-3 – Before Taxes	12/31/2015	2.92%	2.92%
Class R-5 – Before Taxes	12/31/2015	3.49%	3.49%
Class R-6 – Before Taxes	12/31/2015	3.59%	3.59%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
60% BarCap US Agg Bd/40% MSCI ACWI	4.87%	4.87%
(a) Lifetime returns for Class Y shares of the fund are since December 31, 2015, the inception date of the fund's Class A shares.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.

Subadviser | Cougar Global Investments Limited ("Cougar Global") serves as the subadviser to the fund.

Portfolio Manager | James Breech, Ph.D., is primarily responsible for the day-to-day management of the fund and has been Portfolio Manager of the fund since its inception in 2015.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Information About the Funds
Each fund's investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval.
The International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund each have adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments described in its name, as discussed in the "Principal investment strategies" section of each fund's Summary. If a fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Additional Information Regarding Investment Strategies
Carillon ClariVest Capital Appreciation Fund | In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a "bottom-up," fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance relative to the Russell 1000® Growth Index, which is a growth-oriented benchmark.

The fund will invest primarily in the common stocks of large- and mid-capitalization U.S. companies that the portfolio management team believes have the potential for earnings growth and improvement in investor sentiment. In addition, as a non-principal investment strategy, the fund may invest in common stocks of foreign companies. The intrinsic worth of the companies' stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund may sell securities when they no longer meet the portfolio managers' investment criteria and/or to take advantage of more attractive investment opportunities.
Carillon Eagle Growth & Income Fund | The fund's portfolio managers adhere to a relative value investment style, employing a "bottom-up" investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The portfolio managers select companies based upon their belief that those companies have the following characteristics:

Income
Yield or dividend growth at or above the S&P 500 Index;
Demonstrated commitment to paying and increasing dividends.

Growth
Dominance in expanding industry;
Growth rate greater than inflation;
Dividend yield plus growth is more than 10 percent;
Demonstrated commitment to increasing dividends.

Stability
Free cash flow and shareholder-oriented management;
Stock price below estimated intrinsic value.

Sell Discipline
Price appreciation near or above sustainable level;
Deterioration of company fundamentals, indicative of dividend cut;
Occupation of too large a portion of total portfolio;
Development of more attractive investment opportunity.

Equity securities typically include common stocks and may include foreign stocks (a portion of which may be invested in emerging markets), convertible securities, preferred stocks, and real estate investment trusts ("REITs"). The fund also may invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings Ltd. or, if unrated, deemed to be of comparable quality.

The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers' investment criteria.

Carillon ClariVest International Stock Fund | In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a "bottom-up," fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance.

The fund may sell securities when they no longer meet the portfolio manager's investment criteria and/or to take advantage of more attractive investment opportunities.

Carillon Scout International Fund | The fund invests primarily in a diversified portfolio of equity securities.

The fund normally invests at least 80% of its net assets in equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.    The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs.  Common stock represents an ownership interest in a company and its value is based on the success of the company's business, any income paid to shareholders, the value of the company's assets, general market conditions and investor demand.  Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.  Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The fund may invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities.  The fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The fund intends to diversify investments among industries and among a number of countries.  The fund, however, may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment.
In selecting securities for the fund, the portfolio management team primarily performs fundamental "bottom-up" analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company's cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices.  The fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services.

The portfolio management team also considers geopolitical and macroeconomic issues.  In addition, the fund may invest in a company domiciled in the United States if more than 50% of the company's assets, personnel, sales or earnings are located outside the United States and therefore the company's primary business is carried on outside the United States.

The portfolio management team believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies' record and prospects continue to meet with the portfolio management team's approval.

Carillon Eagle Investment Grade Bond Fund | The fund's strategy is to actively allocate assets among fixed income sectors. The fund may invest in instruments of any maturity but expects to typically invest in instruments with maturities shorter than 10 years. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.

The fund's portfolio managers' analysis of corporate and agency bonds may include consideration of a company's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio managers may consider factors such as anticipated cash flow, company credit rating, interest or dividend coverage, asset coverage and earnings prospects. The fund may sell securities when the portfolio managers believe that they no longer meet the fund's investment criteria.

Carillon Reams Low Duration Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in fixed income instruments.

The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or "junk" bonds.  The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities.

The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund's Prospectus or SAI.  The fund's investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way.  The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the 80% investment policy of the fund.

The portfolio management team attempts to maximize total return through opportunistic investing in a broad array of eligible securities while structuring the fund so that the overall portfolio has an average portfolio duration of between one to four years based on market conditions.  The investment process for the fund combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The portfolio management team first establishes the portfolio's duration, or interest rate sensitivity.  The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team's estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes.  If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints.  However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.  Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.

The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments.  The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values.  The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase.  The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.  As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration will normally fall between one and four years, based on market conditions.  Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

Carillon Reams Core Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in bonds.
The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund invests primarily in investment grade securities.  The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  All securities will be U.S. dollar denominated although they may be securities of foreign issuers.  The fund may invest in credit default swap agreements and futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts) subject to applicable law and any other restrictions described in the fund's Prospectus or SAI.  The fund's investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way.  The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks.  Derivative instruments that provide exposure to bonds may be used to satisfy the 80% investment policy of the fund.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process for the fund combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The portfolio management team first establishes the portfolio's duration, or interest rate sensitivity.  The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team's estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes.  If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints.  However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.  Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.

The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments.  The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values.  The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase.  The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.  As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration will normally fall between two and seven years, based on market conditions.  Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

Carillon Reams Core Plus Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in bonds.

The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or "junk" bonds.  The investment strategy of the fund is referred to as "Core Plus" because the portfolio management team has the ability to add high yield securities to a core portfolio of investment grade securities.  The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities.

The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers.  The fund may also invest in securities denominated in foreign currencies.  The fund's investments in the securities of foreign issuers may include investments in developing countries or emerging markets.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund's Prospectus or SAI.  The fund's investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way.  The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks.  Derivative instruments that provide exposure to bonds may be used to satisfy the 80% investment policy of the fund.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process for the fund combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The portfolio management team first establishes the portfolio's duration, or interest rate sensitivity.  The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team's estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes.  If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints.  However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.  Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.

The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments.  The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values.  The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase.  The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.  As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration will normally fall between two and seven years, based on market conditions.  Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

Carillon Reams Unconstrained Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in fixed income instruments.

The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or "junk" bonds.  The fund may invest without limitation in non-investment grade securities.

The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  The fund may also engage in short sales.  The fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers.  The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment.  The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund's Prospectus or SAI.  The fund's investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way.  The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the 80% investment policy of the fund.

The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market.  The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments.  The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The portfolio managers compare these investment opportunities and assemble the fund's portfolio from the best available values.  The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase.  The portfolio management team's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.  As a result of this strategy, the fund's portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration of the fund will normally not exceed 8 years but may be greater based on market conditions. The fund may also have a negative duration.  Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.  A portfolio with negative duration generally incurs a loss when interest rates and yields fall.  For purposes of calculating the fund's portfolio duration, the fund includes the effect of the derivative instruments held by the fund.  In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.

Carillon Eagle Mid Cap Growth Fund | The portfolio managers use a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio managers attempt to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The portfolio managers generally do not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio managers' target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund's net assets.

Carillon Scout Mid Cap Fund | The fund invests primarily in a diversified portfolio of equity securities.

Under normal circumstances, at least 80% of the fund's net assets will be invested in mid cap equity securities.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs.  Common stock represents an ownership interest in a company and its value is based on the success of the company's business, any income paid to shareholders, the value of the company's assets, general market conditions and investor demand.  Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.  Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its net assets in foreign companies, including those located in developing countries or emerging markets.  The fund's investments in foreign companies may include depositary receipts (such as ADRs and GDRs).

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The portfolio management team normally invests the fund's assets in a diversified portfolio of equity securities.  The portfolio management team seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

Carillon Eagle Mid Cap Stock Fund | The fund's portfolio managers use a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund's portfolio managers seek to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team's growth and valuation guidelines.

The fund will invest primarily in stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers' investment criteria.

Carillon Eagle Small Cap Growth Fund | When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The portfolio managers utilize a "bottom-up" approach to identifying the companies in which the fund invests and perform proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The fund will sell securities when they no longer meet the portfolio managers' investment criteria.

Carillon Scout Small Cap Fund | The fund invests primarily in a diversified portfolio of equity securities.

The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs.  Common stock represents an ownership interest in a company and its value is based on the success of the company's business, any income paid to shareholders, the value of the company's assets, general market conditions and investor demand.  Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.  Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The fund will invest primarily in securities of U.S. companies, but may invest up to 10% of its net assets in foreign companies, including those located in developing countries or emerging markets.  The fund's investments in foreign companies may include depositary receipts (such as ADRs and GDRs).

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The portfolio management team will search for investments across a large number of sectors for the fund, but based on economic conditions, may from time to time have significant positions in particular sectors.

The portfolio management team normally invests the fund's assets in a diversified portfolio of equity securities that are selected based upon the portfolio management team's perception of their above-average potential for long-term growth of capital. The portfolio management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth.  The identified growth catalysts are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period).  Following the identification of well-positioned companies, the portfolio management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

Carillon Eagle Smaller Company Fund | The fund's portfolio managers use a core value approach to select the fund's investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. In making that assessment of value, the portfolio managers employ a "bottom-up" analytic style and perform fundamental research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles and focuses on the outlook at the company and industry level. Factors that the portfolio managers look for in selecting investments include:

Favorable expected returns relative to perceived risk;
Management with demonstrated ability and commitment to the company;
Above average potential for earnings and revenue growth;
Low market valuations relative to forecasted earnings, book value, cash flow and sales;
Turnaround potential for companies that have been through difficult periods;
Low debt levels relative to total capitalization; and
Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Carillon Cougar Tactical Allocation Fund | The fund's subadviser employs a global tactical asset allocation strategy and adheres to a strict discipline of downside risk management (Post-Modern Portfolio Theory). A key concept in Post-modern Portfolio Theory is that only returns that fall below one's target rate of return are risky. Losing money inflicts the greatest harm on the compound growth of wealth. Therefore, the goal is to generate compound growth by participating in bull markets and avoiding, if possible, the downside in bear markets.

The subadviser makes top-down asset mix decisions using proprietary models incorporating advanced research on the behavior of capital markets. The investment process incorporates research into the behavior of capital markets and global asset classes in order to determine how they will behave under various macroeconomic scenarios. The subadviser researches, analyzes and models the probabilities that the consensus attaches to each scenario. Then, using independent macroeconomic and capital market research, probabilities for each scenario are developed. Probability distributions for the returns of each asset class over the next year are generated. The data is then weighted according to the subadviser's multiple economic scenario analysis. This provides the subadviser with a measure for how these asset classes would behave under the forecast scenarios. Then the optimal asset mix is generated and downside risk management techniques are incorporated to control risk levels for the fund's portfolio. The fund's portfolio is revised monthly and rebalanced if the expected returns and downside risk for the current mix have shifted.

Through investments in ETFs, the fund's assets will be allocated among the equity, fixed income and commodities asset classes. The equity securities that the fund may seek exposure to include common and preferred stocks of all market capitalizations, security types (e.g., convertible securities, REITs, rights, warrants and depositary receipts) and investment types (e.g., value and growth) in global markets. The fixed-income securities that the fund may seek exposure to may be of any maturity or credit and include high yield securities (commonly referred to as "junk bonds"), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds. The fund also may invest directly in these asset classes.

Additional Information Regarding Fund of Funds Structure – Carillon Cougar Tactical Allocation Fund

Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF's shares beyond the statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Tactical Allocation Fund also may rely on these exemptive orders to invest in unaffiliated ETFs.
Additional Information About Principal Risk Factors
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund's investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers' investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.
The Carillon Cougar Tactical Allocation Fund is a "fund of funds" that seeks to achieve its investment objective by investing its assets primarily in underlying funds. Therefore, in this section, the term "fund" may include a fund, an underlying fund, or both a fund and an underlying fund.

Risk	Carillon ClariVest Capital Appreciation Fund	Carillon Eagle Growth & Income Fund	Carillon ClariVest International Stock Fund	Carillon Scout International Fund	Carillon Eagle Investment Grade Bond Fund	Carillon Reams Low Duration Bond Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund
Call					X
Commodities
Credit					X	X	X	X
Credit ratings						X	X	X
Derivatives						X	X	X
Emerging markets				X

Equity securities	X	X	X	X
Fixed income market					X	X	X	X
Floating rate securities					X
Focused holdings		X
Foreign and emerging market securities		X	X	X	X	X	X	X
Fund of funds
Growth stocks	X	X	X	X
High-yield securities					X	X		X
Income						X	X	X
Inflation					X
Information technology sector risk	X
Interest rates					X	X	X	X
Issuer						X	X	X
Leverage						X	X	X
Liquidity			X	X	X	X	X	X
Market	X	X	X	X
Market timing			X	X
Maturity					X	X	X	X
Mid-cap companies	X	X
Mortgage- and asset-backed securities					X	X	X	X
Municipal securities					X
Other investments companies and ETFs			X
Portfolio turnover			X	X	X	X	X	X
Redemptions					X	X	X	X

Sectors	X
Short sale
Small-cap companies
U.S. Government securities and Government sponsored enterprises				X
Valuation				X	X	X	X
Value stocks		X	X

Risk	Carillon Reams Unconstrained Bond Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Eagle Mid Cap Stock Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout Small Cap Fund	Carillon Eagle Smaller Company Fund	Carillon Cougar Tactical Allocation Fund
Call								X
Commodities								X
Credit	X							X
Credit ratings	X
Derivatives	X
Emerging markets	X		X			X		X
Equity securities		X	X	X	X	X	X	X
Fixed income market	X							X
Floating rate securities
Focused holdings						X		X
Foreign and emerging market securities	X		X			X		X
Fund of funds								X
Growth stocks		X	X	X	X	X		X
High-yield securities	X							X

Income	X
Inflation								X
Information technology sector		X			X
Interest rates	X							X
Issuer	X
Leverage	X
Liquidity	X							X
Market		X	X	X	X	X	X	X
Market timing					X	X	X	X
Maturity	X
Mid-cap companies		X	X	X	X	X	X	X
Mortgage- and asset-backed securities	X							X
Municipal securities								X
Other investment companies and ETFs								X
Portfolio turnover	X		X					X
Redemptions	X							X
Sectors		X			X	X
Short sale	X
Small-cap companies		X	X	X	X	X	X	X
U.S. Government securities and Government sponsored enterprises								X
Valuation	X
Value stocks			X	X		X	X

Call | Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Commodities | The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.  Investments in commodities, such as gold, or in commodity-linked instruments, will subject a fund's portfolio to volatility that may also deviate from price movements in equity and fixed income securities. The value of commodity-linked instruments typically is based upon the price movements of underlying commodities and, therefore, may fluctuate widely based on a variety of both macroeconomic and commodity-specific factors. At times, these price fluctuations may be significant or rapid, and may not correlate to price movements in other asset classes. There may also be an imperfect correlation between the value of commodity-linked instruments and the underlying assets. Investments in these types of instruments may subject a fund to additional expenses.
Credit | A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.
Credit Ratings | Ratings by nationally recognized rating agencies represent the agencies' opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer's financial condition.
Derivatives | Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if a fund had invested in the reference obligation directly.  Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks.  Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that a fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund's portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.  Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund's initial investment.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation.  Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent the fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing and amount of a fund's taxable income or gains; or may otherwise adversely affect the value or performance of derivatives.  Compared to other types of investments, derivatives may also be less tax efficient.  A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Emerging Markets | When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Equity Securities |A fund's equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:

●
Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

●
Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company's financial condition or prospects.

●
Convertible Securities. The investment value of a convertible security ("convertible") is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible's governing instrument, which may be less than the current market price of the security. Convertibles typically are "junior" securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company's common stockholders but after holders of a company's senior debt obligations.

●
Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

●
REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.  REITs typically incur fees that are separate from those incurred by a fund, meaning a fund's investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT's operating expenses.

●
Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Fixed income market | Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.
Floating rate securities | Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a fund holds floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the fund's shares.
Focused holdings | For funds that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the fund's NAV and total return when compared to other diversified funds.
Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund's return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Fund of funds | Because investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act and the rules thereunder if the Tactical Allocation Fund is unable to rely on an ETF's exemptive order permitting unaffiliated funds to invest in the ETF's shares beyond these statutory limitations, the fund may be unable to allocate its investments in the manner the subadviser considers prudent, or the subadviser may have to select an investment other than that which the subadviser considers suitable.
Because the Tactical Allocation Fund invests principally in underlying funds, and the fund's performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund's and the underlying funds' portfolio managers may not produce the desired results.
Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
High-yield securities | Investments in securities rated below investment grade, or "junk bonds," generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund's securities, the achievement of a fund's objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
Income | A fund's income could decline due to falling market interest rates. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.
Inflation | Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies, thus causing the purchasing power not to keep pace with inflation.
Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
Interest rates | Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund's fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and has signaled additional increases in 2017. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the fund. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Issuer | The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Leverage | Certain transactions of a fund may give rise to a form of leverage.  Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions.  Certain derivatives that a fund may use may create leverage.  Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives.  Certain types of leveraging transactions, such as short sales that are not "against the box," could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.
Liquidity | Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund's liquidity. Market developments may cause the fund's investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers.  Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund's ability to buy or sell debt securities and increase the related volatility and trading costs. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market | Markets may at times be volatile and the value of a fund's stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The results of the recent U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.
Market timing | Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc. (the "Manager") and transfer agent of the Funds can detect all market timing activities.
Maturity | A Fund will invest in fixed income securities of varying maturities. A fixed income security's maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security's maturity, the greater the risk. Conversely, the shorter a fixed income security's maturity, the lower the risk.

Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund's portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund's shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.
Mortgage- and asset-backed securities | Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund's securities and the potential loss of principal as a result of a mortgagee's failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund's income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.
Municipal securities | A municipal security's value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund's share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality's financial health may affect its ability to make interest and principal payments when due.
Other investment companies, including ETFs | Investments in the securities of other investment companies, including exchange-traded funds ("ETFs") (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund's own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund's investment will typically decline, adversely affecting the fund's performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund's holdings of ETF shares at the most optimal time, adversely affecting the fund's performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.
Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.
Redemptions | A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund's performance.
Sectors | Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Short sales | A short sale creates the risk of a loss if the price of the underlying security increases, thus increasing the cost to a fund of buying those securities to cover the short position.  The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short.  A fund may lose more money than the actual cost of a short sale investment.  Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.
Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund's portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund's shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.
U.S. Government securities and Government sponsored enterprises | A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.  In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.
Valuation | Securities held by a fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.
Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. A fund's performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Management of Funds
Investment Adviser
Carillon Tower Advisers, Inc. ("Carillon" or "Manager") located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the funds (the "Funds"). Carillon manages, supervises and conducts the business and administrative affairs of the Funds. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. ("RJF") which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of September 30, 2017, Carillon and it's *affiliates had approximately $64 billion of assets under advisement.

*(Eagle Asset Management $27.9 billion, Scout Investments $27.0 billion, Cougar Global Investment $1.1 billion, Eagle Boston investment Management $1.0 billion)

The basis for the Board's approval of each Investment Advisory contract with Carillon will be contained in the annual report for the period ended October 31, 2017.  The table below contains the effective investment advisory fee rate for the last fiscal year for each fund as a percentage of each fund's average daily net assets, which takes into account fee caps, fee recovery and breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.
Fee Rates Charged
Carillon ClariVest Capital Appreciation Fund	0.60%
Carillon Eagle Growth & Income Fund	0.47%
Carillon ClariVest International Stock Fund (a)	0.70%
Carillon Scout International Fund	0.77%
Carillon Eagle Investment Grade Bond Fund	0.30%
Carillon Reams Low Duration Bond Fund	0.30%
Carillon Reams Core Bond Fund	0.40%
Carillon Reams Core Plus Bond Fund	0.40%
Carillon Reams Unconstrained Bond Fund	0.60%
Carillon Eagle Mid Cap Growth Fund	0.56%
Carillon Scout Mid Cap Fund	0.77%
Carillon Eagle Mid Cap Stock Fund	0.60%
Carillon Eagle Small Cap Growth Fund	0.52%
Carillon Scout Small Cap Fund	0.75%
Carillon Eagle Smaller Company Fund	0.60%
Carillon Cougar Tactical Allocation Fund	0.57%

(a) The table reflects the investment advisory fee rate for the International Stock Fund after the incorporation of the contractual expense limitations for the period ending February 28, 2018.
Each fund has entered into an Administration Agreement with Carillon under which each fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission

("CFTC") and Carillon is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the fund.
As a fund's asset levels change, its fees and expenses may differ from those reflected in the fund's fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of a fund to the extent that annual operating expenses of each class exceed a percentage of that class' average daily net assets through February 28, 2019 as follows:
	Contractual Expense Limitations
	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Carillon ClariVest Capital Appreciation Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon Eagle Growth & Income Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon ClariVest International Stock Fund	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%
Carillon Scout International Fund	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%
Carillon Eagle Investment Grade Bond Fund	0.73%	1.48%	0.43%	0.73%	0.98%	0.43%	0.33%
Carillon Reams Low Duration Bond Fund	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Carillon Reams Core Bond Fund	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Carillon Reams Core Plus Bond Fund	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Carillon Reams Unconstrained Bond Fund	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

Carillon Eagle Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon Scout Mid Cap Fund	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%
Carillon Eagle Mid Cap Stock Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon Eagle Small Cap Growth Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon Scout Small Cap Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon Eagle Smaller Company Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon Cougar Tactical Allocation Fund	1.17%	1.92%	0.87%	1.17%	1.42%	0.87%	0.77%

For each fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. For Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund, the expense limitation also excludes short sale dividend and interest expenses. The contractual fee waiver can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Subadvisers
Carillon has selected the following subadvisers to provide investment advice and portfolio management services to the Funds' portfolios:
•Eagle, 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the subadviser to the Growth & Income Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund and Smaller Company Fund.  As of September 30, 2017, Eagle had approximately $27.9 billion of assets under management.

•ClariVest Asset Management LLC ("ClariVest"), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the subadviser to the Capital Appreciation Fund and the International Stock Fund. As of September 30, 2017, ClariVest had approximately $7.2 billion of assets under management.

•Cougar Global Investments Limited ("Cougar Global"), 40 King Street West, Scotia Plaza, Suite 2706, Toronto, Ontario, Canada M5H 3Y2, serves as the subadviser to the Tactical Allocation Fund. As of September 30, 2017, Cougar Global had approximately $1.08 billion of assets under management.

•Scout Investments, Inc. ("Scout"), 928 Grand Boulevard, Kansas City, MO 64106, serves as the subadviser to the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund. As of September 30, 2017, Scout had approximately $27.0 billion of assets under management.

The Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"). The order permits Carillon, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers, which are either wholly owned by Carillon or RJF, or not affiliated with Carillon, without the approval of fund shareholders, but subject to approval by the Board.  Carillon has the ultimate responsibility for overseeing the Fund's subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board.  The order also grants Carillon and the Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Funds may disclose the aggregate fees payable to unaffiliated subadvisers, the aggregate fees payable to Carillon and wholly-owned subadvisers, and the fees payable to each subadviser affiliated with Carillon or RJF, other than wholly-owned subadvisers.

Carillon Tower and the Funds also have applied to the SEC for relief with respect to subadvisers that are partially-owned by, or otherwise affiliated with, Carillon Tower or RJF. If this order is granted, the Funds may rely on the new exemptive order with respect to partially-owned subadvisers. Carillon would continue to have ultimate responsibility for overseeing subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board.  Pursuant to this relief, the Funds may disclose the aggregate fees in the manner described above.

If a Fund relies on the existing order or any new order to hire a new subadviser, the Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.

In the future, Carillon may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Portfolio Managers
The following portfolio managers are responsible for the day-to-day management of the investment portfolio:
•Carillon ClariVest Capital Appreciation Fund — David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Pavan, Dr. Feng, Mr. Wagner and Dr. Nutt have been Portfolio Managers of the fund since 2013. Mr. Pavan and Dr. Feng have served as portfolio managers at ClariVest since cofounding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Mr. Pavan and Dr. Feng were portfolio managers at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software. Dr. Nutt, Chief Investment Officer of ClariVest, provides strategic direction and oversight for the investment process used for the fund and has been a Portfolio Manager of the fund since 2013. Dr. Nutt has served as CIO, CEO and Portfolio Manager at ClariVest since co-founding the firm in 2006.

•Carillon Eagle Growth & Income Fund — Edmund Cowart, CFA®, David Blount, CFA®, CPA, and Harald Hvideberg, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart and Blount have been Portfolio Managers of the fund since 2011. Mr. Hvideberg has served as the fund's Portfolio Manager since 2014. Mr. Cowart joined Eagle in 1999 and has been a Senior Vice President, Managing Director and Portfolio Manager at Eagle since 1999. Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008. Prior to joining Eagle in 2014, Mr. Hvideberg served as Managing Director, Chief Investment Officer, and Portfolio Manager at Wood Asset Management from 2004 to 2014 and as Portfolio Manager at William R. Hough & Co. from 1999 to 2004.

•Carillon ClariVest International Stock Fund – David R. Vaughn, CFA®, Stacey R. Nutt, Ph.D., Alex Turner, CFA®, and Priyanshu Mutreja, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception in 2013, Dr. Nutt since 2013, Mr. Turner since 2015, and Mr. Mutreja since March 2017. Mr. Vaughn has served as a Principal and Portfolio Manager at ClariVest since co-founding it in 2006. Dr. Nutt, who has served as Chief Investment Officer, Chief Executive Officer and Portfolio Manager of ClariVest since co-founding the firm in 2006, provides strategic direction and oversight for the investment process for the fund. Mr. Turner served as Assistant Portfolio Manager of the fund from its inception until 2015. Prior to joining ClariVest in 2008, Mr. Turner served as a Quantitative Analytic Specialist at FactSet Research Systems, Inc. Mr. Mutreja, was an Assistant Portfolio Manager of the fund from 2015 to 2017. Prior to joining ClariVest in 2009, Mr. Mutreja was an Associate Intern with Citigroup Global Capital Markets Inc.

•Carillon Eagle Investment Grade Bond Fund – James C. Camp, CFA®, a Managing Director of Eagle, and Joseph Jackson, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Camp and Mr. Jackson have been Portfolio Managers of the fund since its inception in 2010. Mr. Camp joined Eagle in 1997 and has served as a Portfolio Manager and Analyst for Eagle's fixed income team. Mr. Jackson has served as a Senior Credit Analyst at Eagle since 2004.

•Carillon Eagle Mid Cap Growth Fund — Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Boksen since the fund's inception in 1998 and Mr. Mintz since 2011. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst since 2005. Christopher Sassouni, D.M.D., has been Assistant Portfolio Manager and Vice President of Eagle since 2006 and assists Mr. Boksen and Mr. Mintz in the responsibilities of managing the fund.

•Carillon Eagle Mid Cap Stock Fund — Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Portfolio Managers of the fund since 2012. Prior to joining Eagle in 2012, Mr. Schwartz served as Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Ms. Pecor served as Portfolio Manager at Sentinel Investments from 2005 to 2012 and Mr. McGeary served as Portfolio Manager at Sentinel Investments from 2011 to 2012 and as Equity Analyst at the same firm from 2005 to 2011.

•Carillon Eagle Small Cap Growth Fund — Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Boksen has been responsible for the day-to-day management of a portion of the fund since 1995 and as of 2008, Mr. Boksen has been responsible for the day-to-day management of the entire fund. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Mr. Mintz has been Portfolio Manager of the fund since 2011. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since 2015 and Vice President of Eagle since 2006. He assists Mr. Boksen and Mr. Mintz in the responsibilities of managing the fund.

•Carillon Eagle Smaller Company Fund — Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Portfolio Managers of the fund since October 2014. Mr. Schwartz, Ms. Pecor and Mr. McGeary joined Eagle in 2012. Previously, Mr. Schwartz served as Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Ms. Pecor served as Portfolio Manager at Sentinel Investments from 2005 to 2012 and Mr. McGeary served as Portfolio Manager at Sentinel Investments from 2011 to 2012 and as Equity Analyst at the same firm from 2005 to 2011.

•Carillon Cougar Tactical Allocation Fund — James Breech, Ph.D., is the Portfolio Manager of the fund and is primarily responsible for the day-to-day management of the fund. Dr. Breech has been Portfolio Manager of the fund since inception in 2015. Dr. Breech has served as portfolio manager, president, and

CEO at Cougar Global since founding it in 1993. Prior to forming Cougar Global, Dr. Breech spent over ten years specializing in global capital markets. He taught international finance in the MBA program in the Faculty of Administrative Studies and was a Full Professor at York University in Toronto.

•Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Low Duration Bond Fund and Carillon Reams Unconstrained Bond Fund — Mark M. Egan,  CFA®, has served as the Lead Portfolio Manager of the funds and Thomas M. Fink,  CFA®, Todd C. Thompson,  CFA®, Stephen T. Vincent,  CFA® and Clark W. Holland,  CFA®, has served as Co-Portfolio Managers of the funds since each fund's inception in 2017.  Messrs. Egan, Fink, Thompson, Vincent and Holland are jointly and primarily responsible for the day-to-day management of the funds.  Mr. Egan served as the Lead Portfolio Manager of the Carillon Reams Core Bond Fund's predecessor and Messrs. Fink and Thompson served as Co-Portfolio Managers of the Carillon Reams Core Bond Fund's predecessor from its inception in 2001 to 2017.  Messrs. Vincent and Holland served as Co-Portfolio Managers of the Carillon Reams Core Bond Fund's predecessor from 2009 and 2014, respectively, to 2017.  Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Core Plus Bond Fund's predecessor from its inception in 2001 to 2017.  Messrs. Fink, Thompson, Vincent and Holland served as Co-Portfolio Managers of the Carillon Reams Core Plus Bond Fund's predecessor from 2000, 2001, 2009 and 2014, respectively, to 2017.  Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Low Duration Bond Fund's predecessor and Messrs. Fink, Thompson, Vincent and Holland served as Co-Portfolio Managers of the Carillon Reams Low Duration Bond Fund's predecessor from its inception in 2012 to 2017.  Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Unconstrained Bond Fund's predecessor and Messrs. Fink, Thompson, and Vincent served as Co-Portfolio Managers of the Carillon Reams Unconstrained Bond Fund's predecessor from its inception in 2011 to 2017.  Mr. Holland served as Co-Portfolio Manager of the Carillon Reams Unconstrained Bond Fund's predecessor from 2014 to 2017.

Mr. Egan joined Scout on November 30, 2010.  He oversees the entire fixed income division of Scout, Reams Asset Management, and retains oversight over all investment decisions.  Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC ("Reams") from April 1994 until November 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a portfolio manager of National Investment Services until May 1990.  He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Fink joined Scout on November 30, 2010.  He was a portfolio manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a portfolio manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.  He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Thompson joined Scout on November 30, 2010.  He was a portfolio manager at Reams from July 2001 until November 2010.  Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999.  He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Vincent joined Scout on November 30, 2010.  He was a portfolio manager at Reams from October 2005 until November 2010.  Mr. Vincent was a senior fixed income analyst at Reams from September 1994 to October 2005.  He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Holland joined Scout on November 30, 2010 and became a portfolio manager in October 2014.  He was a portfolio analyst at Scout from December 2010 until October 2014 and at Reams from February 2002 until November 2010.  Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group.  He is a CFA® charterholder and a member of the CFA® Institute.

•Carillon Scout International Fund — Michael D. Stack, CFA®, is the Lead Portfolio Manager of the Fund and Angel M. Lupercio is Co-Portfolio Manager of the fund.  Messrs. Stack and Lupercio are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Stack was Assistant Portfolio Manager of the fund's predecessor from February 2006 through December 2007; Co-Portfolio Manager of the fund's predecessor from April 2012 through March 30, 2014; Co-Lead Portfolio Manager of the fund's predecessor from March 31, 2014 through December 31, 2014; and Lead Portfolio Manager of the fund's predecessor from 2015 to 2017.  Mr. Lupercio served as Co-Portfolio Manager of the fund's predecessor from 2015 to 2017.   Mr. Stack has served as a portfolio manager at Scout since February 2006.  Prior to joining Scout, he was employed at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack earned his Bachelor of Commerce from University College Dublin and an MBA in Finance from Columbia Business School in New York.  Mr. Stack is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.  Mr. Lupercio joined Scout Investments in 2007, following previous employment at A.G. Edwards & Sons, Inc. from 2005-2007 and Bear Stearns from 2002-2005.  Mr. Lupercio earned his Bachelor of Science in Business Administration from Rockhurst University and his MBA with a concentration in finance from the Olin Business School at Washington University in St. Louis.  Mr. Lupercio is a member of the CFA® Society Kansas City.

•Carillon Scout Mid Cap Fund — G. Patrick Dunkerley, CFA®, is the Lead Portfolio Manager of the fund and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, are Co-Portfolio Managers of the fund.  Messrs. Dunkerley, Smashey, Indellicate and Vortuba are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Dunkerley served as Lead Portfolio Manager of the fund's predecessor and Mr. Smashey served as Co-Portfolio Manager of the fund's predecessor from its inception in 2006 to 2017.  Messrs. Indellicate and Votruba served as Co-Portfolio Managers of the fund's predecessor from 2011 and 2013, respectively, to 2017.  Mr. Dunkerley joined Scout in 2006, following previous employment at Victory Capital Management from 2001-2006, where he served as an assistant portfolio manager, and subsequently as chief investment officer of mid cap core equity and as the lead portfolio manager of a mid cap mutual fund and mid cap separate accounts. Mr. Dunkerley earned his Bachelor of Science in Business Administration from the University of Missouri and his MBA from Golden Gate University. Mr. Dunkerley is a CFA® charterholder a member of the CFA® Society Kansas City as well as the CFA® Institute.  Mr. Smashley joined Scout in 2006, following previous employment at Nations Media Partners, Inc. from 2003-2006, where he served as an associate director, and Sprint Corporation from 2000-2003 where he served as Internal Consultant. Mr. Smashey earned his Bachelor of Science in Finance from Northwest Missouri State University and his MBA from the University of Kansas. Mr. Smashey is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.  Mr. Indellicate joined Scout Investments in 2004 and has since served as a quantitative analyst and a securities analyst.  He earned his Bachelor of Arts in Economics from Harvard University.  Mr. Indellicate is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.  Previously, Mr. Vortuba served as a portfolio manager of the Carillon Scout Small Cap Fund since he joined Scout in 2002. Prior to joining Scout, Mr. Votruba provided investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba earned his Bachelor of Science in Business Administration from Kansas State University. He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.

•Carillon Scout Small Cap Fund — James R. McBride, CFA®, is the Lead Portfolio Manager of the fund and Timothy L. Miller, CFA® is Co-Portfolio Manager of the fund.  Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the fund.  Mr. McBride was Co-Portfolio Manager of the fund's predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund's predecessor from 2015 to 2017.  Mr. Miller served as Co-Portfolio Manager of the fund's predecessor from 2013 to 2017.  Mr. McBride joined Scout in 2009. Prior to joining Scout, Mr. McBride co-founded and served as Vice President/portfolio manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in August 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989-2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University and an MBA in Finance from Indiana University. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.  He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.  Previously, Mr. Miller served as a senior investment analyst for Scout's domestic equity strategies since he joined Scout in September 2012.  Prior to joining Scout, Mr. Miller served as a senior investment analyst for American Century Investments from 2007-2012.  Mr. Miller's investment experience also includes employment at Insight Capital Research & Management, C.E. Unterberg Towbin, and Banc of America Securities.  Mr. Miller earned his MBA in Finance from Indiana University and his Bachelor of Arts in Economics from UCLA.  He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information ("SAI").

Distributor
Carillon Fund Distributors, Inc. ("Distributor"), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the Funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor's role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Rule 12b-1 Distribution Plan
Each Fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow a fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Funds' distribution plans, each Fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares, except for the Capital Appreciation Fund and the Growth & Income Fund which are authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each Fund's Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the Funds' distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares, 0.25% of average daily net assets on Class Y shares and 0.50% of average daily net assets on Class R-3 shares. Each fund's Board has approved current fees of 1.00% on Class C shares, 0.25% on Class Y shares and 0.50% on Class R-3 shares, respectively.
The Funds currently do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I, Class R-5 or Class R-6 shares from its own resources.

Payments to Financial Intermediaries

Carillon, the Distributor or one or more of their corporate affiliates ("Affiliate" or "Affiliates") make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Funds. Carillon or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term "financial intermediaries" includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon, the Distributor and/or an Affiliate.
Carillon or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. Carillon and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Funds. The benefits that Carillon and its Affiliates receive when these payments are made include, among other things, placing the Funds on the financial adviser's fund sales system, possibly placing the Funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its "sales shelf"). Carillon and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary ("Asset-Based Payments"). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments Carillon or its Affiliates make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary ("Sales-Based Payments"). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
Carillon or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon's or its Affiliates' personnel may make presentations on the Funds to the financial intermediary's sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Funds' transfer agent or otherwise would be a direct obligation of the Funds. The Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.
Carillon and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, Carillon and its Affiliates benefit from the incremental management and other fees paid to Carillon and its Affiliates by the Funds with respect to those assets.
In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon or its Affiliates or the Funds, as well as about fees and/or commissions it charges.

Your Investment
Choosing a Share Class
Each fund offers Class A, Class C, Class I, Class Y, Class R-3, Class R-5 and Class R-6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:
•the length of time you expect to own the shares;
•how much you intend to invest;
•total expenses associated with owning shares of each class;
•whether you qualify for any reduction or waiver of sales charges;
•whether you plan to take any distributions in the near future; and
•the availability of the share classes.
You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class A Shares
You may purchase Class A shares at the "offering price," which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Sales Charge as a percentage of:
Your Investment in equity funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See "Sales Charge Waiver" section

Sales Charge as a percentage of:
Your Investment in fixed income funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999	3.25%	3.44%	2.75%
$50,000-$99,999	2.75%	2.90%	2.25%
$100,000-$249,999	2.25%	2.36%	1.75%
$250,000-$499,999	1.50%	1.56%	1.00%
$500,000-$999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See "Sales Charge Waiver" section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed. (b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Funds of your eligibility at the time of purchase. If you or your financial adviser does not let the Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the Funds with information and records (including account statements) of all relevant accounts invested in the Funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the Funds know at the time you redeem shares that you qualify for such a waiver.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
The Funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.
•Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
•Accounts opened under a single trust agreement — including those with multiple beneficiaries;
•Purchases made by a qualified retirement or employee benefit plan of a single employer; and
•Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.
Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent ("LOI"). You must inform your financial adviser or the Funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following front-end load discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

•	Breakpoints as described in this Prospectus;

•
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	LOIs which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:
•The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Funds' Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons' immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;
•Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and
•Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the Funds' Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.
Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers and discounts on Class A shares, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 plan;
•	Shares purchased through a Merrill Lynch affiliated investment advisory program;
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform;
•	Shares of funds purchased through the Merrill Edge Self-Directed platform;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date;
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this Prospectus; and
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Investments of $1,000,000 or more in Class A shares | Carillon, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.
Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder's fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, carillontower.com.

Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not automatically convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.
Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.
To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class C initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.
The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:
•To make certain distributions from retirement plans;
•Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.
Effective April 10, 2017 shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following CDSC waivers on Class A shares and Class C shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus;

•	Return of excess contributions from an IRA;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement; and

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only);

Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.
Investing in Class A shares and Class C shares | The minimum investment in A shares and C shares is:
Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

A fund may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.
Class I Shares
Class I shares are available to individual investors and qualified institutions with a minimum investment of $100,000. A fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.

Class I shares are also available to investors purchasing through a financial intermediary within a "wrap," asset allocation or other fee based advisory program ("Fee Based Program"), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.
Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees.

Class Y Shares
Class Y shares are available to individual investors.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50per month
Class Y shares have no initial sales charge or deferred sales charge. Class Y shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.
Class R-3, R-5 and R-6 Shares
Class R-3, R-5 and R-6 shares generally are available only to eligible employer retirement and benefit plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and money purchase plans, defined benefit plans, nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans ("Retirement and Benefit Plans"). Class R-3, R-5 and R-6 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans.
Purchases may be made through plans in which the employer, plan sponsor or other administrator ("Plan Administrator") has entered into an agreement with the Distributor. Class R-3, R-5 and R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Plan participants should contact the Plan Administrator to consider purchasing these shares. Initial and subsequent purchase minimums are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the Funds and may charge its plan participants a fee for this service.
Class R-3, R-5 and R-6 shares have no initial sales charge or deferred sales charge. Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 and R-6 have no 12b-1 fees. Class R-5 and R-6 shares generally are available only to Retirement and Benefit Plans that have $1,000,000 or more in plan assets. A fund at its discretion may waive this minimum amount.
How To Invest
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.
Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund's behalf. Availability of these options may be limited by your financial adviser or institution.

By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, carillontower.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail
Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
The transfer agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 15 days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to the close of regular trading on the New York Stock Exchange ("NYSE"), which is typically 4:00 p.m. ET.
Through our website | You can make additional purchases through our website, carillontower.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution, and by the share class.
•From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer ("ACH"). Complete the appropriate sections of the account application or the Automatic Investment Plan form to activate this service. If your bank rejects your payment, the Funds' transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.
•Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.
The intent of these plans is to encourage you to increase your account balance to a fund's minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For Class A shares and Class C shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:
U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _
     Fund Number   Account Number
The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name and share class of fund to be purchased)
(shareholder registration)
(shareholder account number)
Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.
Class A shares, Class C shares, Class I shares and Class Y shares | You can sell (redeem) Class A, Class C shares, Class I shares and Class Y shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type.  If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a Fund's shareholders.  Shares are not subject to a redemption fee.

Shareholders who hold shares through an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
You may contact your financial adviser or the Funds' transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. Fund shares held in IRAs may not be redeemed by telephone.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the "In writing" section below).
In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail
Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•When a change of address request has been received by the transfer agent within the last 30 calendar days; and/or
•For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.
In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Through our website | For certain accounts, you may sell shares through our website, carillontower.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the Funds or through our website, carillontower.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.
How To Exchange Your Shares
For shares managed by a Plan Administrator, please contact the Plan Administrator to place an exchange request.

You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, carillontower.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. Exchanges may be subject to a CDSC as described above in "How to Sell Your Investment." For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund's shares for shares of another fund, a conversion of shares to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class. Please contact the Funds or your financial adviser for additional information.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
The price of each fund's shares is based on the NAV per share of each class of a fund. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Funds' determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures ("Procedures") approved by the Board. The Funds may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager ("Valuation Committee"). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.
There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings.

However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:
•Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. A fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund's NAV calculation. A fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Carillon determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of a fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.
•Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
•Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
•Investment Companies and ETFs — Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Account and Transaction Policies
Doing Business with the Funds
Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in "good order" by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day's price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.
Good order requirements | For the Funds to process a request, it must be in "good order." Good order means that Carillon has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:
•The shareholder's name;
•The name of the fund;
•The account number;
•The share or dollar amount to be transacted; and
•The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent's verification procedures before they are considered in good order. A request is not considered to be in "good order" by the Funds until it meets these requirements.
Account registration options | Carillon offers several options for registering your account. To establish a Transfer on Death ("TOD") arrangement, an additional TOD agreement is required. Additionally, Carillon offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, carillontower.com.

Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity's behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.
Shares of the Funds have not been registered for sale outside of the United States and U.S. territories. The Carillon Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Funds.
Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, carillontower.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Payment of redemption proceeds | The Funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the Funds' line of credit and other available methods. The Funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds and the risk that there may not be a liquid market for those securities.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your state's abandoned property laws. If the Funds are unable to locate a shareholder, it will determine whether the shareholder's account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The shareholder's last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund's NAV does not fully reflect the value of the fund's holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Stock Fund may reflect price differentials because it invests significantly in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund's efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund's recognized capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:
•The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•The Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.
•All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.

•The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.
While the Funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds' policy is included in the SAI. Portfolio information can be found on our website, carillontower.com.

Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, carillontower.com.

Householding | In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | Each fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each fund distributes dividends from its net investment income ("dividends") to its shareholders annually, except (1) Growth & Income Fund, which distributes dividends to its shareholders quarterly, and (2) Investment Grade Bond Fund, which distributes dividends to its shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to "qualified dividend income" distributed to individual and certain other non-corporate shareholders (each, a "non-corporate shareholder") who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $418,400, ($470,700 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2017 and will be adjusted for inflation annually.
Each fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.
A fund's distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each fund reserves the right to reinvest the amount of the distribution check in your account, at the fund's then-current NAV per share, and to reinvest all subsequent distributions.
In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:
Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes dividends and other distributions a fund pays and net gains realized on a redemption or exchange of a fund's shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in a fund (or funds).
Withholding taxes | If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service ("IRS") 28% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, carillontower.com.  Certain investors, depending on their financial intermediary, may be ineligible for receiving tax forms via eDelivery.

Each fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 ("Covered Shares"). Each fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each fund's "default method," unless you contact the fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each fund or broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.
Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information
The Board oversees generally the operations of the Funds. The Trusts enters into contractual arrangements with various parties, including among others, the Funds' manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trusts or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.    Nothing in this Prospectus, the Statement of Additional Information or the Funds' reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Description of Indicies
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Bloomberg Barclays U.S. Aggregate Intermediate Government/Credit Bond Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250,000,000 or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant three-month average maturity. Published by the British Bankers' Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

The MSCI ACWI® Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries. With 2,484 constituents, the index covers approximately 85% of the global investable equity opportunity set.
The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
Carillon Mutual Funds
Fund Symbols, CUSIPs and Codes
Fund	Class	Symbol	CUSIP	Fund Code
Carillon ClariVest Capital Appreciation Fund	A	HRCPX	14214L106	3850
	C	HRCCX	14214L205	3851
	I	HRCIX	14214L304	3852
	Y	HRCYX	14214L700	4175
	R-3	HRCLX	14214L403	3853
	R-5	HRCMX	14214L502	3854
	R-6	HRCUX	14214L601	3855
Carillon Eagle Growth & Income Fund	A	HRCVX	14214L809	3868
	C	HIGCX	14214L882	3869
	I	HIGJX	14214L874	3870
	Y	HIGYX	14214L833	4176
	R-3	HIGRX	14214L866	3871
	R-5	HIGSX	14214L858	3872
	R-6	HIGUX	14214L841	3873
Carillon Clarivest International Stock Fund	A	EISAX	14214L825	3946
	C	EISDX	14214L817	3947
	I	EISIX	14214L791	3948
	Y	EISYX	14214L759	4177
	R-3	EISRX	14214L783	3949
	R-5	EISSX	14214L775	3950
	R-6	EISVX	14214L767	3951
Carillon Scout International Fund	A	CSIGX	14214L197	4130
	C	CSIHX	14214L189	4131
	I	UMBWX	14214L171	4060
	Y	CSIZX	14214L130	4135
	R-3	CSIQX	14214L163	4132
	R-5	CSIUX	14214L155	4133
	R-6	CSIWX	14214L148	4134
Carillon Eagle Investment Grade Bond Fund	A	EGBAX	14214L742	3886

	C	EGBCX	14214L734	3887
	I	EGBLX	14214L726	3888
	Y	EGBYX	14214L676	4178
	R-3	EGBRX	14214L718	3889
	R-5	EGBTX	14214L692	3890
	R-6	EGBUX	14214L684	3891
Carillon Reams Low Duration Bond Fund	A	SCLEX	14214M104	4154
	C	SCLHX	14214M203	4155
	I	SCLDX	14214M302	4066
	Y	SCLYX	14214M708	4159
	R-3	SCLUX	10214M401	4156
	R-5	SCLWX	14214M500	4157
	R-6	SCLZX	14214M609	4158
Carillon Reams Core Bond Fund	A	CRCBX	14214L270	4160
	C	CRCDX	14214L262	4161
	I	SCCIX	14214L254	4067
	Y	SCCYX	14214L213	4068
	R-3	CRCQX	14214L247	4162
	R-5	CRCSX	14214L239	4163
	R-6	CRCUX	14214L221	4164
Carillon Reams Core Plus Bond Fund	A	SCPDX	14214M666	4165
	C	SCPEX	14214M658	4166
	I	SCPZX	14214M641	4069
	Y	SCPYX	14214M591	4070
	R-3	SCPUX	14214M633	4167
	R-5	SCPVX	14214M625	4168
	R-6	SCPWX	14214M617	4169
Carillon Reams Unconstrained Bond Fund	A	SUBDX	14214M740	4170
	C	SUBEX	14214M732	4171
	I	SUBFX	14214M724	4071
	Y	SUBYX	14214M674	4072
	R-3	SUBRX	14214M716	4172
	R-5	SUBSX	14214M690	4173
	R-6	SUBTX	14214M682	4174
Carillon Eagle Mid Cap Growth Fund	A	HAGAX	14214L668	3904
	C	HAGCX	14214L650	3905
	I	HAGIX	14214L643	3906

	Y	HRAYX	14214L593	4179
	R-3	HAREX	14214L635	3907
	R-5	HARSX	14214L627	3908
	R-6	HRAUX	14214L619	3909
Carillon Scout Carillon Scout Mid Cap Fund	A	CSMEX	14214M807	4142
	C	CSMFX	14214M880	4143
	I	UMBMX	14214M872	4064
	Y	CSMZX	14214M831	4147
	R-3	CSMRX	14214M864	4144
	R-5	CSMSX	14214M856	4145
	R-6	CSMUX	14214M849	4146
Carillon Eagle Mid Cap Stock Fund	A	HMCAX	14214L585	3913
	C	HMCCX	14214L577	3914
	I	HMCJX	14214L569	3915
	Y	HMRYX	14214L528	4180
	R-3	HMRRX	14214L551	3916
	R-5	HMRSX	14214L544	3917
	R-6	HMRUX	14214L536	3918
Carillon Eagle Small Cap Growth Fund	A	HRSCX	14214L510	3931
	C	HSCCX	14214L494	3932
	I	HSIIX	14214L486	3933
	Y	HSRYX	14214L445	4181
	R-3	HSRRX	14214L478	3934
	R-5	HSRSX	14214L460	3935
	R-6	HSRUX	14214L452	3936
Carillon Scout Carillon Scout Small Cap Fund	A	CSSAX	14214M823	4148
	C	CSSJX	14214M815	4149
	I	UMBHX	14214M799	4065
	Y	CSSWX	14214M757	4153
	R-3	CSSQX	14214M781	4150
	R-5	CSSSX	14214M773	4151
	R-6	CSSVX	14214M765	4152
Carillon Eagle Smaller Company Fund	A	EGEAX	14214L437	3922
	C	EGECX	14214L429	3923
	I	EGEIX	14214L411	3924
	Y	EGEYX	14214L361	4182

	R-3	EGERX	14214L395	3925
	R-5	EGESX	14214L387	3926
	R-6	EGEUX	14214L379	3927
Carillon Cougar Tactical Allocation Fund	A	ETAFX	14214L353	3952
	C	ETDFX	14214L346	3953
	I	ETIFX	14214L338	3954
	Y	ETYFX	14214L288	4183
	R-3	ETRFX	14214L320	3955
	R-5	ETSFX	14214L312	3956
	R-6	ETUFX	14214L296	3970

Financial Highlights
The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class Y, Class I, Class R-3, Class R-5 or Class R-6 share. Based upon the commencement of operations for some of the funds and/or share classes, there may be less than five years' worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This table is a part of the Funds' financial statements, which are included in the annual report and semi-annual report for Eagle Series Trust, Eagle Growth & Income Fund, Eagle Capital Appreciation Fund and Scout Funds, as applicable, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request). With respect to Carillon ClariVest Capital Appreciation Fund, Carillon Eagle Growth & Income Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund, Carillon Eagle Smaller Company Fund and Carillon Cougar Tactical Allocation Fund, the financial statements in the annual report were audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, whose report is included in the Funds' annual reports.
With respect to each of the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund, the financial highlights of the fund represent the financial history of a corresponding series of the Scout Funds, which was acquired by the fund in a reorganization on November 6, 2017. The financial statements in the Scout Funds' annual report were audited by the Scout Funds' independent registered public accounting firm, Deloitte & Touche LLP.
Class Y shares are a new class of each fund, except Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Therefore, financial highlights information is not available for Class Y shares of the funds, except Carillon Reams Core Bond Fund,

Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Additionally, Class A, Class C, Class R-3, Class R-5 and Class R-6 are new classes of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund. Therefore, financial highlights information is not available for Class A, Class C, Class R-3, Class R-5 and Class R-6 of those funds.

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)		Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon ClariVest Capital
Appreciation Fund
Class A*
11/01/16	04/30/17	$35.05	$0.03	$4.84	$4.87	$(0.03)	$(2.14)	$—	$(2.17)	$37.75	1.21	1.21	0.15	18		14.49	$151
11/01/15	10/31/16	40.32	0.08	(0.09)	(0.01)	(0.01)	(5.25)	—	(5.26)	35.05	1.23	1.23	0.22	35		0.30	145
11/01/14	10/31/15	42.02	0.09	3.80	3.89	—	(5.59)	—	(5.59)	40.32	1.19	1.19	0.22	42		10.29	168
11/01/13	10/31/14	39.59	0.01	6.64	6.65	—	(4.22)	—	(4.22)	42.02	1.23	1.23	0.02	33		18.34	157
11/01/12	10/31/13	30.95	0.10	8.66	8.76	(0.12)	—	—	(0.12)	39.59	1.30	1.30	0.30	69	(d)	28.41	205
11/01/11	10/31/12	26.97	0.02	3.96	3.98	—	—	—	—	30.95	1.24	1.24	0.06	22		14.76	203
Class C*
11/01/16	04/30/17	26.88	(0.08)	3.65	3.57	—	(2.14)	—	(2.14)	28.31	1.98	1.98	(0.63)	18		14.04	64
11/01/15	10/31/16	32.37	(0.15)	(0.09)	(0.24)	—	(5.25)	—	(5.25)	26.88	2.00	2.00	(0.55)	35		(0.45)	62
11/01/14	10/31/15	35.05	(0.17)	3.08	2.91	—	(5.59)	—	(5.59)	32.37	1.96	1.96	(0.54)	42		9.42	69
11/01/13	10/31/14	33.93	(0.24)	5.58	5.34	—	(4.22)	—	(4.22)	35.05	1.97	1.97	(0.73)	33		17.45	68
11/01/12	10/31/13	26.62	(0.13)	7.44	7.31	—	—	—	—	33.93	2.03	2.03	(0.43)	69	(d)	27.46	68
11/01/11	10/31/12	23.36	(0.16)	3.42	3.26	—	—	—	—	26.62	1.94	1.94	(0.64)	22		13.96	66
Class I*
11/01/16	04/30/17	36.55	0.09	5.05	5.14	(0.12)	(2.14)	—	(2.26)	39.43	0.90	0.90	0.49	18		14.68	112
11/01/15	10/31/16	41.83	0.19	(0.09)	0.10	(0.13)	(5.25)	—	(5.38)	36.55	0.92	0.92	0.52	35		0.61	124
11/01/14	10/31/15	43.34	0.21	3.93	4.14	(0.06)	(5.59)	—	(5.65)	41.83	0.90	0.90	0.51	42		10.59	103
11/01/13	10/31/14	40.60	0.13	6.83	6.96	—	(4.22)	—	(4.22)	43.34	0.94	0.93	0.32	33		18.68	88
11/01/12	10/31/13	31.72	0.19	8.92	9.11	(0.23)	—	—	(0.23)	40.60	0.95	0.99	0.51	69	(d)	28.87	30
11/01/11	10/31/12	27.55	0.11	4.06	4.17	—	—	—	—	31.72	0.92	0.92	0.38	22		15.14	14
Class R-3*
11/01/16	04/30/17	33.95	(0.02)	4.67	4.65	—	(2.14)	—	(2.14)	36.46	1.53	1.57	(0.14)	18		14.31	1
11/01/15	10/31/16	39.33	(0.04)	(0.09)	(0.13)	—	(5.25)	—	(5.25)	33.95	1.57	1.57	(0.12)	35		(0.04)	1
11/01/14	10/31/15	41.24	(0.04)	3.72	3.68	—	(5.59)	—	(5.59)	39.33	1.51	1.51	(0.10)	42		9.94	1
11/01/13	10/31/14	39.05	(0.11)	6.52	6.41	—	(4.22)	—	(4.22)	41.24	1.56	1.56	(0.30)	33		17.94	1
11/01/12	10/31/13	30.53	0.01	8.52	8.53	(0.01)	—	—	(0.01)	39.05	1.60	1.60	0.02	69	(d)	27.94	1
11/01/11	10/31/12	26.68	(0.06)	3.91	3.85	—	—	—	—	30.53	1.53	1.53	(0.22)	22		14.43	1
Class R-5*
11/01/16	04/30/17	36.44	0.08	5.03	5.11	(0.13)	(2.14)	—	(2.27)	39.28	0.90	0.90	0.44	18		14.65	8
11/01/15	10/31/16	41.70	0.20	(0.08)	0.12	(0.13)	(5.25)	—	(5.38)	36.44	0.90	0.90	0.55	35		0.64	7
11/01/14	10/31/15	43.20	0.18	3.93	4.11	(0.02)	(5.59)	—	(5.61)	41.70	0.95	0.86	0.46	42		10.54	8
11/01/13	10/31/14	40.50	0.10	6.82	6.92	—	(4.22)	—	(4.22)	43.20	0.95	0.94	0.25	33		18.62	5
11/01/12	10/31/13	31.66	0.25	8.83	9.08	(0.24)	—	—	(0.24)	40.50	0.95	0.99	0.73	69	(d)	28.84	20
11/01/11	10/31/12	27.50	0.11	4.05	4.16	—	—	—	—	31.66	0.92	0.92	0.37	22		15.13	30

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon ClariVest Capital
Appreciation Fund (cont'd)
Class R-6*
11/01/16	04/30/17	$36.35	$0.06	$5.07	$5.13	$(0.19)	$(2.14)	$—	$(2.33)	$39.15	0.82	0.82	0.34	18	14.75	$33
11/01/15	10/31/16	41.66	0.22	(0.09)	0.13	(0.19)	(5.25)	—	(5.44)	36.35	0.85	1.49	0.60	35	0.68	0
07/31/15	10/31/15	41.71	0.06	(0.11)	(0.05)	—	—	—	—	41.66	0.82	0.82	0.57	42	(0.12)	0

Carillon Eagle Growth & Income
Fund
Class A*
11/01/16	04/30/17	18.39	0.18	1.82	2.00	(0.17)	(0.94)	—	(1.11)	19.28	1.03	1.03	1.91	5	11.19	155
11/01/15	10/31/16	17.52	0.34	0.85	1.19	(0.32)	—	—	(0.32)	18.39	1.06	1.06	1.91	15	6.87	152
11/01/14	10/31/15	18.27	0.36	(0.64)	(0.28)	(0.32)	(0.13)	(0.02)	(0.47)	17.52	1.02	1.02	1.99	25	(1.55)	180
11/01/13	10/31/14	16.68	0.30	1.91	2.21	(0.28)	(0.34)	—	(0.62)	18.27	1.02	1.02	1.71	10	13.52	223
11/01/12	10/31/13	13.87	0.33	3.06	3.39	(0.33)	(0.25)	—	(0.58)	16.68	1.09	1.09	2.17	28	25.14	214
11/01/11	10/31/12	13.14	0.30	1.36	1.66	(0.27)	(0.66)	—	(0.93)	13.87	1.12	1.12	2.25	20	13.48	175
Class C*
11/01/16	04/30/17	17.68	0.10	1.75	1.85	(0.10)	(0.94)	—	(1.04)	18.19	1.80	1.80	1.15	5	10.77	182
11/01/15	10/31/16	16.86	0.20	0.82	1.02	(0.20)	—	—	(0.20)	17.68	1.82	1.82	1.14	15	6.07	185
11/01/14	10/31/15	17.60	0.21	(0.60)	(0.39)	(0.20)	(0.13)	(0.02)	(0.35)	16.86	1.79	1.79	1.21	25	(2.30)	197
11/01/13	10/31/14	16.10	0.16	1.83	1.99	(0.15)	(0.34)	—	(0.49)	17.60	1.79	1.79	0.92	10	12.63	212
11/01/12	10/31/13	13.41	0.21	2.95	3.16	(0.22)	(0.25)	—	(0.47)	16.10	1.84	1.84	1.39	28	24.23	.170
11/01/11	10/31/12	12.74	0.20	1.32	1.52	(0.19)	(0.66)	—	(0.85)	13.41	1.86	1.86	1.50	20	12.67	121
Class I*
11/01/16	04/30/17	18.35	0.20	1.83	2.03	(0.20)	(0.94)	—	(1.14)	19.24	0.75	0.75	2.18	5	11.37	232
11/01/15	10/31/16	17.48	0.39	0.85	1.24	(0.37)	—	—	(0.37)	18.35	0.79	0.79	2.17	15	7.18	179
11/01/14	10/31/15	18.24	0.40	(0.64)	(0.24)	(0.37)	(0.13)	(0.02)	(0.52)	17.48	0.76	0.76	2.23	25	(1.33)	200
11/01/13	10/31/14	16.65	0.33	1.93	2.26	(0.33)	(0.34)	—	(0.67)	18.24	0.77	0.77	1.89	10	13.86	207
11/01/12	10/31/13	13.85	0.37	3.06	3.43	(0.38)	(0.25)	—	(0.63)	16.65	0.80	0.80	2.37	28	25.49	94
11/01/11	10/31/12	13.13	0.34	1.36	1.70	(0.32)	(0.66)	—	(0.98)	13.85	0.83	0.83	2.49	20	13.79	44
Class R-3*
11/01/16	04/30/17	18.32	0.15	1.81	1.96	(0.14)	(0.94)	—	(1.08)	19.20	1.31	1.31	1.63	5	11.04	3
11/01/15	10/31/16	17.44	0.28	0.87	1.15	(0.27)	—	—	(0.27)	18.32	1.37	1.37	1.60	15	6.61	3
11/01/14	10/31/15	18.19	0.28	(0.63)	(0.35)	(0.25)	(0.13)	(0.02)	(0.40)	17.44	1.44	1.44	1.57	25	(1.99)	3
11/01/13	10/31/14	16.61	0.23	1.90	2.13	(0.21)	(0.34)	—	(0.55)	18.19	1.40	1.40	1.33	10	13.08	4
11/01/12	10/31/13	13.82	0.28	3.04	3.32	(0.28)	(0.25)	—	(0.53)	16.61	1.43	1.43	1.81	28	24.71	4
11/01/11	10/31/12	13.10	0.26	1.36	1.62	(0.24)	(0.66)	—	(0.90)	13.82	1.41	1.41	1.95	20	13.13	3
Class R-5*
11/01/16	04/30/17	18.38	0.20	1.83	2.03	(0.20)	(0.94)	—	(1.14)	19.27	0.72	0.72	2.17	5	11.38	0
11/01/15	10/31/16	17.50	0.39	0.87	1.26	(0.38)	—	—	(0.38)	18.38	0.75	0.75	2.21	15	7.27	0
11/01/14	10/31/15	18.21	0.44	(0.76)	(0.32)	(0.24)	(0.13)	(0.02)	(0.39)	17.50	0.78	0.79	2.39	25	(1.82)	0
11/01/13	10/31/14	16.63	0.34	1.90	2.24	(0.32)	(0.34)	—	(0.66)	18.21	0.76	0.76	1.95	10	13.80	4
11/01/12	10/31/13	13.84	0.33	3.10	3.43	(0.39)	(0.25)	—	(0.64)	16.63	0.72	0.72	2.07	28	25.54	3
11/01/11	10/31/12	13.13	0.32	1.37	1.69	(0.32)	(0.66)	—	(0.98)	13.84	0.86	0.84	2.37	20	13.69	0
Class R-6*
11/01/16	04/30/17	18.32	0.21	1.81	2.02	(0.20)	(0.94)	—	(1.14)	19.20	0.66	0.66	2.28	5	11.39	38
11/01/15	10/31/16	17.46	0.39	0.87	1.26	(0.40)	—	—	(0.40)	18.32	0.67	0.67	2.18	15	7.30	34
11/01/14	10/31/15	18.26	0.45	(0.71)	(0.26)	(0.39)	(0.13)	(0.02)	(0.54)	17.46	0.65	0.65	2.47	25	(1.46)	0
11/01/13	10/31/14	16.67	0.35	1.92	2.27	(0.34)	(0.34)	—	(0.68)	18.26	0.66	0.66	2.01	10	13.94	0
11/01/12	10/31/13	13.86	0.34	3.10	3.44	(0.38)	(0.25)	—	(0.63)	16.67	0.71	0.71	2.09	28	25.59	0
11/01/11	10/31/12	13.13	0.34	1.35	1.69	(0.30)	(0.66)	—	(0.96)	13.86	0.85	0.86	2.54	20	13.73	0

Carillon ClariVest International
Stock Fund
Class A*
11/01/16	04/30/17	15.02	0.07	1.54	1.61	(0.19)	—	—	(0.19)	16.44	1.65	4.06	0.88	38	10.84	4
11/01/15	10/31/16	16.02	0.21	(1.14)	(0.93)	(0.07)	—	—	(0.07)	15.02	1.67	3.45	1.40	100	(5.84)	4
11/01/14	10/31/15	16.54	0.14	0.40	0.54	(0.39)	(0.67)	—	(1.06)	16.02	1.58	4.04	0.88	86	3.63	10
11/01/13	10/31/14	16.48	0.42	(0.13)	0.29	(0.14)	(0.09)	—	(0.23)	16.54	1.57	5.96	2.49	96	1.73	4
02/28/13	10/31/13	14.29	0.15	2.04	2.19	—	—	—	—	16.48	1.55	11.48	1.50	42	15.33	4

			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon ClariVest International
Stock Fund (cont'd)
Class C*
11/01/16	04/30/17	$14.79	$0.01		$1.52	$1.53	$(0.16)	$—	$—	$(0.16)	$16.16	2.39	4.76	0.11	38	10.45	$5
11/01/15	10/31/16	15.83	0.08		(1.12)	(1.04)	—	—	—	—	14.79	2.47	4.31	0.52	100	(6.57)	5
11/01/14	10/31/15	16.38	0.03		0.38	0.41	(0.29)	(0.67)	—	(0.96)	15.83	2.35	4.95	0.18	86	2.80	5
11/01/13	10/31/14	16.38	0.30		(0.14)	0.16	(0.07)	(0.09)	—	(0.16)	16.38	2.35	6.68	1.78	96	0.94	4
02/28/13	10/31/13	14.29	0.11		1.98	2.09	—	—	—	—	16.38	2.39	12.03	1.07	42	14.63	3
Class I*
11/01/16	04/30/17	15.11	0.11		1.54	1.65	(0.35)	—	—	(0.35)	16.41	1.15	3.56	1.40	38	11.12	6
11/01/15	10/31/16	16.08	0.30		(1.15)	(0.85)	(0.12)	—	—	(0.12)	15.11	1.15	3.12	2.03	100	(5.31)	6
11/01/14	10/31/15	16.62	0.21		0.39	0.60	(0.47)	(0.67)	—	(1.14)	16.08	1.15	3.82	1.31	86	4.04	2
11/01/13	10/31/14	16.52	0.53		(0.17)	0.36	(0.17)	(0.09)	—	(0.26)	16.62	1.15	5.43	3.16	96	2.18	1
02/28/13	10/31/13	14.29	0.13		2.10	2.23	—	—	—	—	16.52	1.15	4.25	1.21	42	15.61	0
Class R-3*
11/01/16	04/30/17	15.04	0.07		1.53	1.60	(0.33)	—	—	(0.33)	16.31	1.73	4.17	0.88	38	10.83	1
11/01/15	10/31/16	15.99	0.12		(1.05)	(0.93)	(0.02)	—	—	(0.02)	15.04	1.75	3.86	0.77	100	(5.84)	1
11/01/14	10/31/15	16.53	0.13		0.37	0.50	(0.37)	(0.67)	—	(1.04)	15.99	1.74	4.38	0.79	86	3.37	0
11/01/13	10/31/14	16.45	0.40		(0.13)	0.27	(0.10)	(0.09)	—	(0.19)	16.53	1.73	6.22	2.37	96	1.64	0
02/28/13	10/31/13	14.29	0.19		1.97	2.16	—	—	—	—	16.45	1.75	13.83	1.84	42	15.12	0
Class R-5*
11/01/16	04/30/17	15.11	0.02		1.62	1.64	(0.35)	—	—	(0.35)	16.40	1.15	3.65	0.33	38	11.06	0
11/01/15	10/31/16	16.09	0.27		(1.13)	(0.86)	(0.12)	—	—	(0.12)	15.11	1.15	3.22	1.79	100	(5.36)	0
11/01/14	10/31/15	16.63	0.25		0.35	0.60	(0.47)	(0.67)	—	(1.14)	16.09	1.15	3.59	1.58	86	4.01	0
11/01/13	10/31/14	16.52	0.50		(0.14)	0.36	(0.16)	(0.09)	—	(0.25)	16.63	1.15	5.67	2.96	96	2.18	0
02/28/13	10/31/13	14.29	0.25		1.98	2.23	—	—	—	—	16.52	1.15	13.27	2.44	42	15.61	0
Class R-6*
11/01/16	04/30/17	15.14	0.12		1.54	1.66	(0.36)	—	—	(0.36)	16.44	1.05	4.15	1.54	38	11.19	0
11/01/15	10/31/16	16.11	0.27		(1.11)	(0.84)	(0.13)	—	—	(0.13)	15.14	1.05	3.73	1.80	100	(5.26)	0
11/01/14	10/31/15	16.65	0.24		0.37	0.61	(0.48)	(0.67)	—	(1.15)	16.11	1.05	3.80	1.48	86	4.11	0
11/01/13	10/31/14	16.53	0.51		(0.13)	0.38	(0.17)	(0.09)	—	(0.26)	16.65	1.05	5.67	3.05	96	2.31	0
02/28/13	10/31/13	14.29	0.26		1.98	2.24	—	—	—	—	16.53	1.05	13.27	2.54	42	15.68	0

Carillon Eagle Investment Grade
Bond Fund
Class A*
11/01/16	04/30/17	15.06	0.11		(0.10)	0.01	(0.11)	(0.13)	—	(0.24)	14.83	0.73	1.52	1.44	27	0.10	16
11/01/15	10/31/16	14.87	0.17		0.26	0.43	(0.20)	(0.04)	—	(0.24)	15.06	0.85	1.54	1.11	90	2.91	17
11/01/14	10/31/15	14.89	0.17		0.04	0.21	(0.17)	(0.06)	—	(0.23)	14.87	0.85	1.36	1.14	82	1.46	20
11/01/13	10/31/14	14.89	0.17		0.04	0.21	(0.17)	(0.04)	—	(0.21)	14.89	0.85	1.21	1.15	139	1.42	23
11/01/12	10/31/13	15.51	0.12		(0.27)	(0.15)	(0.11)	(0.36)	—	(0.47)	14.89	0.85	1.01	0.80	136	(1.00)	37
11/01/11	10/31/12	15.25	0.18		0.39	0.57	(0.18)	(0.13)	—	(0.31)	15.51	0.85	0.96	1.15	94	3.77	65
Class C*
11/01/16	04/30/17	15.03	0.05		(0.09)	(0.04)	(0.06)	(0.13)	—	(0.19)	14.80	1.48	2.28	0.69	27	(0.28)	18
11/01/15	10/31/16	14.84	0.05		0.26	0.31	(0.08)	(0.04)	—	(0.12)	15.03	1.65	2.30	0.31	90	2.10	20
11/01/14	10/31/15	14.86	0.05		0.04	0.09	(0.05)	(0.06)	—	(0.11)	14.84	1.65	2.12	0.34	82	0.64	21
11/01/13	10/31/14	14.86	0.05		0.04	0.09	(0.05)	(0.04)	—	(0.09)	14.86	1.65	1.96	0.35	139	0.60	26
11/01/12	10/31/13	15.49	—	(e)	(0.26)	(0.26)	(0.01)	(0.36)	—	(0.37)	14.86	1.65	1.77	0.01	136	(1.75)	41
11/01/11	10/31/12	15.23	0.05		0.40	0.45	(0.06)	(0.13)	—	(0.19)	15.49	1.65	1.72	0.34	94	2.96	63
Class I*
11/01/16	04/30/17	15.09	0.13		(0.09)	0.04	(0.14)	(0.13)	—	(0.27)	14.86	0.43	1.22	1.74	27	0.25	11
11/01/15	10/31/16	14.90	0.20		0.26	0.46	(0.23)	(0.04)	—	(0.27)	15.09	0.60	1.25	1.36	90	3.17	12
11/01/14	10/31/15	14.92	0.21		0.04	0.25	(0.21)	(0.06)	—	(0.27)	14.90	0.60	1.09	1.39	82	1.71	9
11/01/13	10/31/14	14.92	0.21		0.04	0.25	(0.21)	(0.04)	—	(0.25)	14.92	0.60	0.91	1.40	139	1.67	9
11/01/12	10/31/13	15.54	0.16		(0.27)	(0.11)	(0.15)	(0.36)	—	(0.51)	14.92	0.60	0.72	1.04	136	(0.74)	7
11/01/11	10/31/12	15.27	0.21		0.41	0.62	(0.22)	(0.13)	—	(0.35)	15.54	0.60	0.67	1.38	94	4.09	6

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon Eagle Investment Grade
Bond Fund (cont'd)
Class R-3*
11/01/16	04/30/17	$15.06	$0.09	$(0.10)	$(0.01)	$(0.10)	$(0.13)	$—	$(0.23)	$14.82	0.98	1.93	1.21	27	(0.08)	$0
11/01/15	10/31/16	14.87	0.13	0.26	0.39	(0.16)	(0.04)	—	(0.20)	15.06	1.15	1.94	0.83	90	2.64	0
11/01/14	10/31/15	14.89	0.13	0.04	0.17	(0.13)	(0.06)	—	(0.19)	14.87	1.15	1.69	0.84	82	1.15	0
11/01/13	10/31/14	14.89	0.13	0.04	0.17	(0.13)	(0.04)	—	(0.17)	14.89	1.15	1.55	0.85	139	1.12	0
11/01/12	10/31/13	15.51	0.08	(0.27)	(0.19)	(0.07)	(0.36)	—	(0.43)	14.89	1.15	1.34	0.50	136	(1.28)	0
11/01/11	10/31/12	15.24	0.13	0.40	0.53	(0.13)	(0.13)	—	(0.26)	15.51	1.15	1.35	0.88	94	3.49	0
Class R-5*
11/01/16	04/30/17	15.08	0.13	(0.09)	0.04	(0.14)	(0.13)	—	(0.27)	14.85	0.43	1.44	1.74	27	0.25	0
11/01/15	10/31/16	14.88	0.21	0.26	0.47	(0.23)	(0.04)	—	(0.27)	15.08	0.60	1.46	1.39	90	3.24	0
11/01/14	10/31/15	14.90	0.18	0.06	0.24	(0.20)	(0.06)	—	(0.26)	14.88	0.60	1.01	1.23	82	1.66	0
11/01/13	10/31/14	14.89	0.20	0.05	0.25	(0.20)	(0.04)	—	(0.24)	14.90	0.60	0.81	1.34	139	1.70	0
11/01/12	10/31/13	15.51	0.16	(0.27)	(0.11)	(0.15)	(0.36)	—	(0.51)	14.89	0.60	0.64	1.04	136	(0.77)	0
11/01/11	10/31/12	15.22	0.22	0.41	0.63	(0.21)	(0.13)	—	(0.34)	15.51	0.60	0.60	1.41	94	4.20	0
Class R-6*
11/01/16	04/30/17	15.13	0.14	(0.10)	0.04	(0.14)	(0.13)	—	(0.27)	14.90	0.33	1.14	1.84	27	0.30	1
11/01/15	10/31/16	14.94	0.23	0.25	0.48	(0.25)	(0.04)	—	(0.29)	15.13	0.50	1.17	1.49	90	3.27	1
07/31/15	10/31/15	14.87	0.05	0.06	0.11	(0.04)	—	—	(0.04)	14.94	0.50	0.99	1.33	82	0.71	0
Carillon Eagle Mid Cap Growth
Fund
Class A*
11/01/16	04/30/17	42.29	(0.07)	7.25	7.18	—	—	—	—	49.47	1.13	1.13	(0.32)	25	16.98	370
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—	(0.70)	—	(0.70)	42.29	1.17	1.17	(0.40)	34	(0.87)	320
11/01/14	10/31/15	45.68	(0.26)	2.26	2.00	—	(4.29)	—	(4.29)	43.39	1.14	1.14	(0.59)	52	4.70	354
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	—	(1.92)	45.68	1.19	1.19	(0.40)	60	16.58	283
11/01/12	10/31/13	31.52	(0.03)	10.68	10.65	—	(1.14)	—	(1.14)	41.03	1.20	1.20	(0.08)	52	34.81	304
11/01/11	10/31/12	29.96	(0.18)	1.74	1.56	—	—	—	—	31.52	1.22	1.22	(0.57)	87	5.21	233
Class C*
11/01/16	04/30/17	34.48	(0.20)	5.92	5.72	—	—	—	—	40.20	1.85	1.85	(1.04)	25	16.59	127
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—	(0.70)	—	(0.70)	34.48	1.88	1.88	(1.11)	34	(1.58)	112
11/01/14	10/31/15	38.65	(0.48)	1.88	1.40	—	(4.29)	—	(4.29)	35.76	1.87	1.88	(1.32)	52	3.92	117
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	—	(1.92)	38.65	1.89	1.89	(1.12)	60	15.75	105
11/01/12	10/31/13	27.41	(0.25)	9.22	8.97	—	(1.14)	—	(1.14)	35.24	1.92	1.92	(0.80)	52	33.87	106
11/01/11	10/31/12	26.24	(0.34)	1.51	1.17	—	—	—	—	27.41	1.92	1.92	(1.27)	87	4.46	82
Class I*
11/01/16	04/30/17	44.30	—	7.61	7.61	— (e)	—	—	— (e)	51.91	0.80	0.80	0.00	25	17.18	518
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—	(0.70)	—	(0.70)	44.30	0.82	0.82	(0.06)	34	(0.52)	421
11/01/14	10/31/15	47.33	(0.13)	2.35	2.22	—	(4.29)	—	(4.29)	45.26	0.82	0.83	(0.28)	52	5.02	358
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—	(1.92)	—	(1.92)	47.33	0.85	0.85	(0.12)	60	16.97	210
11/01/12	10/31/13	32.36	0.08	11.01	11.09	—	(1.14)	—	(1.14)	42.31	0.87	0.87	0.22	52	35.28	126
11/01/11	10/31/12	30.66	(0.07)	1.77	1.70	—	—	—	—	32.36	0.88	0.88	(0.23)	87	5.54	81
Class R-3*
11/01/16	04/30/17	41.25	(0.13)	7.07	6.94	—	—	—	—	48.19	1.39	1.39	(0.59)	25	16.82	26
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—	(0.70)	—	(0.70)	41.25	1.46	1.46	(0.69)	34	(1.16)	21
11/01/14	10/31/15	44.90	(0.37)	2.22	1.85	—	(4.29)	—	(4.29)	42.46	1.41	1.42	(0.86)	52	4.42	24
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—	(1.92)	—	(1.92)	44.90	1.48	1.48	(0.73)	60	16.23	16
11/01/12	10/31/13	31.19	(0.14)	10.57	10.43	—	(1.14)	—	(1.14)	40.48	1.49	1.49	(0.39)	52	34.46	12
11/01/11	10/31/12	29.73	(0.26)	1.72	1.46	—	—	—	—	31.19	1.49	1.49	(0.84)	87	4.91	8
Class R-5*
11/01/16	04/30/17	44.19	—	7.59	7.59	— (e)	—	—	— (e)	51.78	0.79	0.79	0.01	25	17.19	182
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—	(0.70)	—	(0.70)	44.19	0.83	0.83	(0.06)	34	(0.52)	153
11/01/14	10/31/15	47.28	(0.13)	2.29	2.16	—	(4.29)	—	(4.29)	45.15	0.82	0.83	(0.28)	52	4.89	133
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—	(1.92)	—	(1.92)	47.28	0.87	0.87	(0.14)	60	16.96	55
11/01/12	10/31/13	32.34	0.09	10.98	11.07	—	(1.14)	—	(1.14)	42.27	0.89	0.89	0.24	52	35.24	39
11/01/11	10/31/12	30.64	(0.08)	1.78	1.70	—	—	—	—	32.34	0.90	0.90	(0.25)	87	5.55	30

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon Eagle Mid Cap Growth
Fund (cont’d)
Class R-6*
11/01/16	04/30/17	$44.51	$0.02	$7.66	$7.68	$(0.01)	$—	$—	$(0.01)	$52.18	0.70	0.70	0.09	25	17.26	$482
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—	(0.70)	—	(0.70)	44.51	0.72	0.72	0.04	34	(0.43)	346
11/01/14	10/31/15	47.44	(0.10)	2.38	2.28	—	(4.29)	—	(4.29)	45.43	0.73	0.74	(0.21)	52	5.15	190
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—	(1.92)	—	(1.92)	47.44	0.77	0.77	(0.10)	60	17.10	30
11/01/12	10/31/13	32.37	0.02	11.11	11.13	—	(1.14)	—	(1.14)	42.36	0.78	0.78	0.05	52	35.40	7
11/01/11	10/31/12	30.76	(0.05)	1.66	1.61	—	—	—	—	32.37	0.80	0.80	(0.16)	87	5.23	1

Carillon Eagle Mid Cap Stock
Fund
Class A*
11/01/16	04/30/17	25.38	(0.04)	3.09	3.05	—	(2.00)	—	(2.00)	26.43	1.26	1.27	(0.34)	11	12.45	115
11/01/15	10/31/16	28.35	(0.11)	0.48	0.37	—	(3.34)	—	(3.34)	25.38	1.29	1.29	(0.42)	44	2.06	118
11/01/14	10/31/15	30.05	(0.12)	0.75	0.63	—	(2.33)	—	(2.33)	28.35	1.24	1.24	(0.40)	56	2.07	147
11/01/13	10/31/14	30.48	(0.13)	1.72	1.59	—	(2.02)	—	(2.02)	30.05	1.22	1.22	(0.43)	32	5.51	171
11/01/12	10/31/13	27.14	(0.04)	7.40	7.36	—	(4.02)	—	(4.02)	30.48	1.22	1.22	(0.14)	27	30.90	208
11/01/11	10/31/12	25.07	(0.02)	2.09	2.07	—	—	—	—	27.14	1.20	1.20	(0.09)	184	8.26	260
Class C*
11/01/16	04/30/17	19.40	(0.11)	2.35	2.24	—	(2.00)	—	(2.00)	19.64	2.02	2.03	(1.09)	11	12.08	87
11/01/15	10/31/16	22.64	(0.23)	0.33	0.10	—	(3.34)	—	(3.34)	19.40	2.04	2.04	(1.17)	44	1.28	90
11/01/14	10/31/15	24.62	(0.27)	0.62	0.35	—	(2.33)	—	(2.33)	22.64	1.99	1.99	(1.16)	56	1.32	109
11/01/13	10/31/14	25.52	(0.28)	1.40	1.12	—	(2.02)	—	(2.02)	24.62	1.96	1.96	(1.17)	32	4.69	124
11/01/12	10/31/13	23.49	(0.21)	6.26	6.05	—	(4.02)	—	(4.02)	25.52	1.95	1.95	(0.90)	27	30.00	138
11/01/11	10/31/12	21.86	(0.20)	1.83	1.63	—	—	—	—	23.49	1.92	1.92	(0.85)	184	7.46	147
Class I*
11/01/16	04/30/17	26.64	(0.01)	3.26	3.25	—	(2.00)	—	(2.00)	27.89	0.95	0.95	(0.06)	11	12.62	56
11/01/15	10/31/16	29.50	(0.02)	0.50	0.48	—	(3.34)	—	(3.34)	26.64	0.95	0.99	(0.08)	44	2.39	45
11/01/14	10/31/15	31.09	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.50	0.95	1.06	(0.10)	56	2.37	51
11/01/13	10/31/14	31.39	(0.05)	1.77	1.72	—	(2.02)	—	(2.02)	31.09	0.95	1.10	(0.16)	32	5.78	87
11/01/12	10/31/13	27.76	0.03	7.62	7.65	—	(4.02)	—	(4.02)	31.39	0.95	1.12	0.11	27	31.31	98
11/01/11	10/31/12	25.58	0.04	2.14	2.18	—	—	—	—	27.76	0.91	0.91	0.16	184	8.52	118
Class R-3*
11/01/16	04/30/17	24.48	(0.07)	2.99	2.92	—	(2.00)	—	(2.00)	25.40	1.50	1.53	(0.60)	11	12.37	2
11/01/15	10/31/16	27.55	(0.17)	0.44	0.27	—	(3.34)	—	(3.34)	24.48	1.58	1.58	(0.71)	44	1.72	1
11/01/14	10/31/15	29.36	(0.21)	0.73	0.52	—	(2.33)	—	(2.33)	27.55	1.59	1.59	(0.73)	56	1.71	2
11/01/13	10/31/14	29.92	(0.21)	1.67	1.46	—	(2.02)	—	(2.02)	29.36	1.53	1.53	(0.73)	32	5.16	5
11/01/12	10/31/13	26.78	(0.13)	7.29	7.16	—	(4.02)	—	(4.02)	29.92	1.52	1.52	(0.48)	27	30.53	6
11/01/11	10/31/12	24.80	(0.12)	2.10	1.98	—	—	—	—	26.78	1.49	1.49	(0.47)	184	7.98	6
Class R-5*
11/01/16	04/30/17	26.79	(0.01)	3.28	3.27	—	(2.00)	—	(2.00)	28.06	0.95	1.08	(0.04)	11	12.62	0
11/01/15	10/31/16	29.65	(0.02)	0.50	0.48	—	(3.34)	—	(3.34)	26.79	0.95	1.07	(0.08)	44	2.38	0
11/01/14	10/31/15	31.24	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.65	0.95	0.99	(0.10)	56	2.36	0
11/01/13	10/31/14	31.53	(0.05)	1.78	1.73	—	(2.02)	—	(2.02)	31.24	0.94	0.94	(0.16)	32	5.79	0
11/01/12	10/31/13	27.77	0.19	7.59	7.78	—	(4.02)	—	(4.02)	31.53	0.84	0.84	0.69	27	31.84	1
11/01/11	10/31/12	25.60	0.05	2.12	2.17	—	—	—	—	27.77	0.94	0.94	0.19	184	8.48	13
Class R-6*
11/01/16	04/30/17	26.87	0.01	3.29	3.30	—	(2.00)	—	(2.00)	28.17	0.85	0.87	0.05	11	12.70	1
11/01/15	10/31/16	29.70	0.01	0.50	0.51	—	(3.34)	—	(3.34)	26.87	0.85	0.87	0.02	44	2.48	1
11/01/14	10/31/15	31.25	— (e)	0.78	0.78	—	(2.33)	—	(2.33)	29.70	0.83	0.84	0.01	56	2.49	0
11/01/13	10/31/14	31.50	(0.01)	1.78	1.77	—	(2.02)	—	(2.02)	31.25	0.82	0.82	(0.04)	32	5.93	1
11/01/12	10/31/13	27.81	(0.02)	7.73	7.71	—	(4.02)	—	(4.02)	31.50	0.79	0.79	(0.08)	27	31.49	0
11/01/11	10/31/12	25.70	0.05	2.06	2.11	—	—	—	—	27.81	0.85	0.91	0.18	184	8.21	0

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)		Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon Eagle Small Cap Growth Fund Class A*
11/01/16	04/30/17	$50.48	$(0.08)	$9.72	$9.64	$—	$(1.62)	$—	$(1.62)	$58.50	1.14	1.14	(0.29)	15		19.44	$888
11/01/15	10/31/16	52.98	(0.33)	1.29	0.96	—	(3.46)	—	(3.46)	50.48	1.15	1.15	(0.66)	32		2.07	848
11/01/14	10/31/15	57.57	(0.33)	2.22	1.89	—	(6.48)	—	(6.48)	52.98	1.10	1.10	(0.60)	45		3.23	711
11/01/13	10/31/14	54.33	(0.34)	4.27	3.93	—	(0.69)	—	(0.69)	57.57	1.11	1.11	(0.61)	37		7.30	759
11/01/12	10/31/13	41.13	(0.16)	13.36	13.20	—	—	—	—	54.33	1.10	1.10	(0.33)	38		32.09	999
11/01/11	10/31/12	38.93	(0.24)	2.44	2.20	—	—	—	—	41.13	1.11	1.11	(0.61)	44		5.65	690
Class C*
11/01/16	04/30/17	39.10	(0.21)	7.48	7.27	—	(1.62)	—	(1.62)	44.75	1.82	1.82	(0.98)	15		1.37	166
11/01/15	10/31/16	42.10	(0.52)	0.98	0.46	—	(3.46)	—	(3.46)	39.10	1.85	1.85	(1.36)	32		2.49	186
11/01/14	10/31/15	47.33	(0.59)	1.84	1.25	—	(6.48)	—	(6.48)	42.10	1.82	1.82	(1.32)	45		6.52	190
11/01/13	10/31/14	45.11	(0.61)	3.52	2.91	—	(0.69)	—	(0.69)	47.33	1.82	1.82	(1.32)	37		31.13	189
11/01/12	10/31/13	34.40	(0.42)	11.13	10.71	—	—	—	—	45.11	1.82	1.82	(1.05)	38		4.94	129
11/01/11	10/31/12	32.78	(0.44)	2.06	1.62	—	—	—	—	34.40	1.83	1.83	(1.32)	44
Class I*																19.63	1,423
11/01/16	04/30/17	52.55	0.02	10.12	10.14	—	(1.62)	—	(1.62)	61.07	0.80	0.80	0.05	15		2.40	1,374
11/01/15	10/31/16	54.84	(0.16)	1.33	1.17	—	(3.46)	—	(3.46)	52.55	0.81	0.81	(0.32)	32		3.58	1,757
11/01/14	10/31/15	59.19	(0.16)	2.29	2.13	—	(6.48)	—	(6.48)	54.84	0.78	0.78	(0.28)	45		7.61	1,770
11/01/13	10/31/14	55.68	(0.16)	4.36	4.20	—	(0.69)	—	(0.69)	59.19	0.78	0.78	(0.29)	37		32.49	1,815
11/01/12	10/31/13	42.04	(0.01)	13.67	13.66	(0.02)	—	—	(0.02)	55.68	0.79	0.79	(0.01)	38		6.03	1,313
11/01/11	10/31/12	39.65	(0.11)	2.50	2.39	—	—	—	—	42.04	0.78	0.78	(0.28)	44
Class R-3*																19.32	100
11/01/16	04/30/17	49.18	(0.13)	9.46	9.33	—	(1.62)	—	(1.62)	56.89	1.33	1.33	(0.48)	15		1.83	94
11/01/15	10/31/16	51.82	(0.43)	1.25	0.82	—	(3.46)	—	(3.46)	49.18	1.39	1.39	(0.90)	32		2.94	119
11/01/14	10/31/15	56.59	(0.48)	2.19	1.71	—	(6.48)	—	(6.48)	51.82	1.38	1.38	(0.88)	45		6.97	127
11/01/13	10/31/14	53.58	(0.50)	4.20	3.70	—	(0.69)	—	(0.69)	56.59	1.42	1.42	(0.92)	37		31.71	134
11/01/12	10/31/13	40.68	(0.29)	13.19	12.90	—	—	—	—	53.58	1.37	1.37	(0.62)	38		5.44	84
11/01/11	10/31/12	38.58	(0.35)	2.45	2.10	—	—	—	—	40.68	1.38	1.38	(0.88)	44
Class R-5*																19.67	441
11/01/16	04/30/17	52.75	0.03	10.17	10.20	—	(1.62)	—	(1.62)	61.33	0.77	0.77	0.09	15		2.43	444
11/01/15	10/31/16	55.02	(0.15)	1.34	1.19	—	(3.46)	—	(3.46)	52.75	0.78	0.78	(0.30)	32		3.57	418
11/01/14	10/31/15	59.37	(0.15)	2.28	2.13	—	(6.48)	—	(6.48)	55.02	0.75	0.75	(0.25)	45		7.64	348
11/01/13	10/31/14	55.83	(0.16)	4.39	4.23	—	(0.69)	—	(0.69)	59.37	0.77	0.77	(0.28)	37		32.51	341
11/01/12	10/31/13	42.14	0.01	13.69	13.70	(0.01)	—	—	(0.01)	55.83	0.77	0.77	0.02	38		6.04	242
11/01/11	10/31/12	39.74	(0.12)	2.52	2.40	—	—	—	—	42.14	0.80	0.80	(0.29)	44
Class R-6*																19.73	1,751
11/01/16	04/30/17	53.06	0.04	10.25	10.29	—	(1.62)	—	(1.62)	61.73	0.66	0.66	0.12	15		2.53	1,139
11/01/15	10/31/16	55.27	(0.10)	1.35	1.25	—	(3.46)	—	(3.46)	53.06	0.67	0.67	(0.19)	32		3.68	737
11/01/14	10/31/15	59.55	(0.10)	2.30	2.20	—	(6.48)	—	(6.48)	55.27	0.66	0.66	(0.17)	45		7.79	576
11/01/13	10/31/14	55.92	(0.10)	4.42	4.32	—	(0.69)	—	(0.69)	59.55	0.66	0.66	(0.17)	37		32.68	502
11/01/12	10/31/13	42.20	0.03	13.74	13.77	(0.05)	—	—	(0.05)	55.92	0.68	0.68	0.07	38		6.14	260
11/01/11	10/31/12	39.76	(0.09)	2.53	2.44	—	—	—	—	42.20	0.69	0.69	(0.22)	44

Carillon Eagle Smaller Company
Fund
Class A*
11/01/16	04/30/17	13.01	(0.02)	1.97	1.95	—	(1.27)	—	(1.27)	13.69	1.36	1.87	(0.23)	14		15.55	16
11/01/15	10/31/16	12.32	(0.05)	0.74	0.69	—	—	—	—	13.01	1.43	1.83	(0.38)	46		5.60	15
11/01/14	10/31/15	23.65	(0.10)	0.08	(0.02)	—	(11.31)	—	(11.31)	12.32	1.41	1.60	(0.70)	79		(1.88)	20
11/01/13	10/31/14	23.38	(0.09)	0.87	0.78	—	(0.51)	—	(0.51)	23.65	1.38	1.36	(0.38)	68	(f)	3.34	18
11/01/12	10/31/13	18.93	(0.03)	5.96	5.93	(0.09)	(1.39)	—	(1.48)	23.38	1.37	1.40	(0.13)	14		33.60	19
11/01/11	10/31/12	20.05	0.04	1.47	1.51	—	(2.63)	—	(2.63)	18.93	1.35	1.42	0.23	13		9.31	13
Class C*																15.10	18
11/01/16	04/30/17	11.59	(0.06)	1.74	1.68	—	(1.27)	—	(1.27)	12.00	2.10	2.59	(0.96)	14		15.10	18
11/01/15	10/31/16	11.05	(0.12)	0.66	0.54	—	—	—	—	11.59	2.16	2.57	(1.12)	46		4.89	17
11/01/14	10/31/15	22.46	(0.18)	0.08	(0.10)	—	(11.31)	—	(11.31)	11.05	2.17	2.35	(1.49)	79		(2.64)	21
11/01/13	10/31/14	22.38	(0.25)	0.84	0.59	—	(0.51)	—	(0.51)	22.46	2.11	2.09	(1.11)	68	(f)	2.63	11
11/01/12	10/31/13	18.22	(0.18)	5.73	5.55	—	(1.39)	—	(1.39)	22.38	2.12	2.14	(0.88)	14		32.62	11
11/01/11	10/31/12	19.52	(0.10)	1.43	1.33	—	(2.63)	—	(2.63)	18.22	2.11	2.19	(0.54)	13		8.54	7

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)		Total return (%) (b)(c)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon Eagle Smaller Company Fund (cont’d) Class I
11/01/16	04/30/17	$13.87	$0.01	$2.11	$2.12	$—	$(1.27)	$—	$(1.27)	$14.72	0.95	1.56	0.21	14		15.83	$8
11/01/15	10/31/16	13.07	0.02	0.78	0.80	—	—	—	—	13.87	0.95	1.52	0.13	46		6.12	9
11/01/14	10/31/15	24.27	(0.03)	0.14	0.11	—	(11.31)	—	(11.31)	13.07	0.95	1.27	(0.17)	79		(0.99)	15
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	—	(0.52)	24.27	0.95	1.10	0.10	68	(f)	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	—	(1.55)	23.86	0.95	1.16	0.27	14		34.20	106
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	—	(2.64)	19.28	0.95	1.17	0.61	13		9.74	58
Class R-3*
11/01/16	04/30/17	12.60	(0.03)	1.89	1.86	—	(1.27)	—	(1.27)	13.19	1.63	2.12	(0.51)	14		15.34	0
11/01/15	10/31/16	11.96	(0.08)	0.72	0.64	—	—	—	—	12.60	1.70	2.19	(0.65)	46		5.35	0
11/01/14	10/31/15	23.33	(0.13)	0.07	(0.06)	—	(11.31)	—	(11.31)	11.96	1.70	2.07	(0.94)	79		(2.19)	0
11/01/13	10/31/14	23.12	(0.17)	0.89	0.72	—	(0.51)	—	(0.51)	23.33	1.70	1.77	(0.72)	68	(f)	3.11	0
11/01/12	10/31/13	18.77	(0.08)	5.89	5.81	(0.07)	(1.39)	—	(1.46)	23.12	1.70	1.85	(0.40)	14		33.17	0
11/01/11	10/31/12	19.96	— (e)	1.44	1.44	—	(2.63)	—	(2.63)	18.77	1.70	1.80	0.02	13		8.95	0
Class R-5*
11/01/16	04/30/17	13.71	0.01	2.08	2.09	—	(1.27)	—	(1.27)	14.53	0.95	1.66	0.17	14		6.03	0
11/01/15	10/31/16	12.93	(0.01)	0.79	0.78	—	—	—	—	13.71	0.95	1.67	(0.08)	46		(1.41)	0
11/01/14	10/31/15	24.20	(0.03)	0.07	0.04	—	(11.31)	—	(11.31)	12.93	0.95	1.14	(0.24)	79		3.85	0
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	—	(0.53)	24.20	0.95	1.04	0.18	68	(f)	34.25	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	—	(1.56)	23.82	0.95	1.00	(0.11)	14		9.72	0
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	—	(2.65)	19.25	0.95	1.28	0.62	13		15.87	3
Class R-6*
11/01/16	04/30/17	13.77	0.02	2.09	2.11	—	(1.27)	—	(1.27)	14.61	0.85	1.40	0.28	14		6.25	3
11/01/15	10/31/16	12.96	0.04	0.77	0.81	—	—	—	—	13.77	0.85	1.31	0.32	46		(1.33)	10
11/01/14	10/31/15	24.22	(0.01)	0.06	0.05	—	(11.31)	—	(11.31)	12.96	0.85	1.20	(0.07)	79		3.78	25
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	—	(0.54)	24.22	0.85	0.94	0.13	68	(f)	34.33	18
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	—	(1.57)	23.86	0.85	0.96	0.04	14		9.85	0
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	—	(2.65)	19.28	0.85	1.15	0.72	13

Carillon Cougar Tactical Allocation Fund
Class A*
11/01/16	04/30/17	14.59	0.05	0.44	0.49	(0.04)	(0.02)	—	(0.06)	15.02	1.17	4.16	0.74	124		3.34	2
12/31/15	10/31/16	14.29	0.06	0.24	0.30	—	—	—	—	14.59	1.17	17.33	0.47	66		2.10	2
Class C*
11/01/16	04/30/17	14.50	(0.01)	0.44	0.43	—	(0.02)	—	(0.02)	14.91	1.95	4.97	(0.08)	124		2.95	2
12/31/15	10/31/16	14.29	(0.04)	0.25	0.21	—	—	—	—	14.50	1.97	10.40	(0.31)	66		1.47	1
Class I*
11/01/16	04/30/17	14.62	0.07	0.44	0.51	(0.08)	(0.02)	—	(0.10)	15.03	0.87	3.71	0.98	124		3.49	11
12/31/15	10/31/16	14.29	0.10	0.23	0.33	—	—	—	—	14.62	0.87	8.81	0.77	66		2.31	5
Class R-3*
11/01/16	04/30/17	14.57	0.04	0.43	0.47	—	(0.02)	—	(0.02)	15.02	1.39	4.33	0.52	124		3.21	0
12/31/15	10/31/16	14.29	0.03	0.25	0.28	—	—	—	—	14.57	1.37	22.76	0.21	66		1.96	0
Class R-5*
11/01/16	04/30/17	14.63	0.08	0.43	0.51	(0.08)	(0.02)	—	(0.10)	15.04	0.87	3.67	1.09	124		3.49	0
12/31/15	10/31/16	14.29	0.08	0.26	0.34	—	—	—	——	14.63	0.87	21.86	0.69	66		2.38	0
Class R-6*
11/01/16	04/30/17	14.64	0.08	0.44	0.52	(0.09)	(0.02)	—	(0.11)	15.05	0.77	3.75	1.14	124		3.52	0
12/31/15	10/31/16	14.29	0.10	0.25	0.35	—	—	—	—	14.64	0.77	22.16	0.82	66		2.45	0

*	Per share amounts have been calculated using the daily average share method. The data for the fiscal periods ending after October 31, 2016 is unaudited.
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d)	The Eagle Capital Appreciation Fund changed its subadvisor effective June 28, 2013.
(e)	Per share amount is less than $0.005.
(f)	The Eagle Smaller Company Fund changed its subadvisor effective October 20, 2014.

			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered(d)		Without expenses waived/ recovered (d)		Net income (loss)(d)		Portfolio turnover rate (%)		Total return (%)	Ending net assets (millions)
Fiscal periods
Beginning	Ending
Carillon Scout International Fund Class I
07/01/16	06/30/17	$23.10	$0.37	(a)	$3.50	$3.87	$(0.42)	$(3.34)	$—	$(3.76)	$23.21	1.06		1.06		1.61		20		18.80	$1,186
07/01/15	06/30/16	33.69	0.56		(3.41)	(2.85)	(0.59)	(7.15)	—	(7.74)	23.10	1.05		1.05		1.38		23		(7.89)	1,484
07/01/14	06/30/15	37.81	0.65		(1.59)	(0.94)	(0.60)	(2.58)	—	(3.18)	33.69	1.02		1.02		1.48		17		(2.22)	4,775
07/01/13	06/30/14	33.52	0.50		4.29	4.79	(0.50)	—	—	(0.50)	37.81	1.01		1.01		1.23		12		14.30	8,580
07/01/12	06/30/13	29.24	0.44		4.49	4.93	(0.65)	—	—	(0.65)	33.52	1.01		1.01		1.39		31		16.86	9,202

Carillon Reams Low Duration
Bond Fund
Class I
07/01/16	06/30/17	10.11	0.12	(a)	(0.04)	0.08	(0.14)	—	—	(0.14)	10.05	0.40		0.76		1.18		82		0.78	49
07/01/15	06/30/16	10.07	0.11		0.05	0.16	(0.12)	—	—	(0.12)	10.11	0.40		0.92		1.07		94		1.60	48
07/01/14	06/30/15	10.12	0.11		(0.01)	0.10	(0.13)	(0.02)	—	(0.15)	10.07	0.40		1.03		1.10		69		1.01	47
07/01/13	06/30/14	10.02	0.10		0.14	0.24	(0.13)	(0.01)	—	(0.14)	10.12	0.40		0.97		1.02		170		2.38	27
07/01/12	06/30/13	10.00	0.14		0.02	0.16	(0.14)	— (b)	—	(0.14)	10.02	0.40	(d)	1.73	(d)	1.49	(d)	121	(c)	1.60 (c)	34
Carillon Reams Core Bond Fund
Class I
07/01/16	06/30/17	11.90	0.15	(a)	(0.24)	(0.09)	(0.19)	(0.25)	—	(0.44)	11.37	0.40		0.66		1.30		390		(0.71)	166
07/01/15	06/30/16	11.42	0.18		0.49	0.67	(0.19)	—	—	(0.19)	11.90	0.40		0.62		1.62		453		6.00	204
07/01/14	06/30/15	11.50	0.14		(0.07)	0.07	(0.15)	—	—	(0.15)	11.42	0.40		0.61		1.21		158		0.61	210
07/01/13	06/30/14	11.41	0.15		0.15	0.30	(0.17)	(0.04)	—	(0.21)	11.50	0.40		0.62		1.32		636		2.65	219
07/01/12	06/30/13	11.61	0.13		0.01	0.14	(0.15)	(0.19)	—	(0.34)	11.41	0.40		0.64		1.13		607		1.20	259
Class Y																				390	(1.09)
07/01/16	06/30/17	11.90	0.10	(a)	(0.24)	(0.14)	(0.14)	(0.25)	—	(0.39)	11.37	0.79		0.97		0.91		453		5.63	4
07/01/15	06/30/16	11.42	0.15		0.49	0.64	(0.16)	—	—	(0.16)	11.90	0.75		0.97		1.27		158		0.24	4
07/01/14	06/30/15	11.50	0.10		(0.07)	0.03	(0.11)	—	—	(0.11)	11.42	0.76		0.97		0.85		636		2.34	4
07/01/13	06/30/14	11.40	0.11		0.16	0.27	(0.13)	(0.04)	—	(0.17)	11.50	0.79		1.01		0.93		607		0.83	6
07/01/12	06/30/13	11.61	0.10		— (b)	0.10	(0.12)	(0.19)	—	(0.31)	11.40	0.71		0.95		0.82

Carillon Reams Core Plus Bond
Fund
Class I
07/01/16	06/30/17	32.98	0.42	(a)	(0.51)	(0.09)	(0.52)	(0.73)	—	(1.25)	31.64	0.40		0.59		1.32		433		(0.18)	784
07/01/15	06/30/16	32.27	0.60		1.14	1.74	(0.56)	(0.47)	—	(1.03)	32.98	0.40		0.55		1.87		480		5.53	844
07/01/14	06/30/15	32.30	0.39		(0.01)	0.38	(0.38)	(0.03)	—	(0.41)	32.27	0.40		0.56		1.22		187		1.19	638
07/01/13	06/30/14	31.94	0.49		0.44	0.93	(0.44)	(0.13)	—	(0.57)	32.30	0.40		0.57		1.53		663		2.94	448
07/01/12	06/30/13	33.03	0.55		0.35	0.90	(0.56)	(1.43)	—	(1.99)	31.94	0.40		0.59		1.65		604		2.64	430
Class Y
07/01/16	06/30/17	32.97	0.30	(a)	(0.51)	(0.21)	(0.39)	(0.74)	—	(1.13)	31.63	0.78		0.91		0.94		433		(0.57)	30
07/01/15	06/30/16	32.27	0.48		1.14	1.62	(0.45)	(0.47)	—	(0.92)	32.97	0.74		0.89		1.53		480		5.16	82
07/01/14	06/30/15	32.29	0.26		(0.01)	0.25	(0.24)	(0.03)	—	(0.27)	32.27	0.80		0.96		0.82		187		0.79	57
07/01/13	06/30/14	31.94	0.38		0.43	0.81	(0.33)	(0.13)	—	(0.46)	32.29	0.78		0.95		1.15		663		2.54	102
07/01/12	06/30/13	33.03	0.48		0.31	0.79	(0.45)	(1.43)	—	(1.88)	31.94	0.75		0.94		1.30		604		2.30	54

Carillon Reams Unconstrained
Bond Fund
Class I
07/01/16	06/30/17	11.70	0.10	(a)	0.15	0.25	(0.12)	—	—	(0.12)	11.83	0.50		0.80		0.86		370		2.15	1,475
07/01/15	06/30/16	11.32	0.21		0.27	0.48	(0.10)	—	—	(0.10)	11.70	0.50		0.82		1.88		615		4.28	1,281
07/01/14	06/30/15	11.65	0.08		(0.29)	(0.21)	(0.12)	—	—	(0.12)	11.32	0.50		0.81		0.79		116		(1.77)	1,477
07/01/13	06/30/14	11.70	0.04		0.01	0.05	(0.03)	(0.07)	—	(0.10)	11.65	0.50		0.84		0.40		422		0.44	1,806
07/01/12	06/30/13	11.02	0.24		1.15	1.39	(0.23)	(0.48)	—	(0.71))	11.70	0.59		0.96		1.36		140		12.72	420
Class Y
07/01/16	06/30/17	11.75	0.07	(a)	0.14	0.21	(0.08)	—	—	(0.08)	11.88	0.80		1.09		0.56		370		1.78	99
07/01/15	06/30/16	11.30	0.13		0.32	0.45	—	—	—	—	11.75	0.79		1.11		1.59		615		3.98	92
07/01/14	06/30/15	11.64	0.03		(0.27)	(0.24)	(0.10)	—	—	(0.10)	11.30	0.80		1.11		0.49		116		(2.05)	260
07/01/13	06/30/14	11.71	0.01		— (b)	0.01	(0.01)	(0.07)	—	(0.08)	11.64	0.78		1.12		0.12		422		0.12	555
07/01/12	06/30/13	11.62	0.11		0.09	0.20	(0.11)	—	—	(0.11)	11.71	0.77	(d)	1.17	(d)	0.84	(d)	140	(c)	1.68 (c)	125

			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered(d)	Without expenses waives/ recovered(d)	Net income (loss)(d)	Portfolio turnover rate (%)	Total return (%)	Ending net assets (millions)
Fiscal periods
Beginning	Ending

Carillon Scout Mid Cap Fund
Class I
07/01/16	06/30/17	$15.06	$0.07	(a)	$3.35	$3.42	$(0.07)	$(0.30)	$—	$(0.37)	$18.11	1.03	1.03	0.43	87	22. 93	$1,437
07/01/15	06/30/16	16.02	0.21		0.13	0.34	(0.17)	(1.13)	—	(1.30)	15.06	1.04	1.04	1.34	161	2.69	1,292
07/01/14	06/30/15	18.79	0.03		0.30	0.33	(0.02)	(3.08)	—	(3.10)	16.02	1.04	1.04	0.17	158	2.42	1,585
07/01/13	06/30/14	15.75	—	(b)	3.99	3.99	— (b)	(0.95)	—	(0.95)	18.79	1.02	1.02	0.01	134	25.75	2,538
07/01/12	06/30/13	13.25	0.14		2.67	2.81	(0.11)	(0.20)	—	(0.31)	15.75	1.07	1.07	0.97	127	21.53	1,601

Carillon Scout Small Cap Fund
Class I
07/01/16	06/30/17	21.45	(0.09	)(a)	6.52	6.43	—	(1.07)	—	(1.07)	26.81	1.04	1.04	(0.39)	25	30.70	242
07/01/15	06/30/16	26.61	(0.07)		(1.55)	(1.62)	—	(3.54)	—	(3.54)	21.45	1.13	1.13	(0.32)	16	(6.01)	198
07/01/14	06/30/15	24.49	(0.07)		2.37	2.30	—	(0.18)	—	(0.18)	26.61	1.12	1.12	(0.27)	22	9.44	249
07/01/13	06/30/14	20.55	(0.04)		3.98	3.94	—	—	—	—	24.49	1.12	1.12	(0.15)	17	19.17	251
07/01/12	06/30/13	15.82	0.02		4.77	4.79	(0.06)	—	—	(0.06)	20.55	1.13	1.13	0.14	23	30.39	244

(a)	Based on average shares outstanding for the period.
(b)	Resulted in less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

For More Information
More information on these funds is available free upon request, including the following:
Financial reports | Additional information about each fund's investments is or will be available in each fund's annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund's performance during the fiscal period.
Statement of additional information ("SAI") | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission ("Commission") and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).
To obtain the SAI, Prospectus, annual report, semiannual report, privacy notice, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact the Carillon Family of Funds:
By mail:	P.O. Box 23572 St. Petersburg, FL 33742

By telephone:	1.800.421.4184

By internet:	carillontower.com
These documents and other information about the Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about each fund may be viewed on-screen or downloaded from the EDGAR Database on the Commission's Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.
Carillon offers the ability to receive these documents and other fund information electronically, via notification to an email address you provide. To enroll in this service, visit carillontower.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to:
CarillonFundServices@carillontower.com. The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at carillontower.com.
The Investment Company and Securities Act registration numbers for Carillon Series Trust are:
Investment Company Act	811-07470

Securities Act	033-57986

The Board of Eagle Series Trust has approved the redomiciling of each currently-existing series of Eagle Series Trust, a Massachusetts business trust (the "Eagle Funds"), into a corresponding newly created series of Carillon Series Trust, a Delaware statutory trust (the "Redomiciling"). The Redomiciling is subject to approval by shareholders of each Eagle Fund. If the Redomiciling has not been completed prior to the date of this prospectus, each fund, except Capital Appreciation Fund and Growth & Income Fund, will be a series Eagle Series Trust, a Massachusetts business trust instead a series of Carillon Series Trust and Capital Appreciation Fund and Growth & Income Fund will remain separate Massachusetts business trusts. In that case, the Investment Company and Securities Act registration numbers for Capital Appreciation Fund and Growth & Income Fund are:

Eagle Capital Appreciation Fund - 811-04338 and 002-98634

Eagle Growth & Income Fund - 811-04767 and 033-07559
No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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STATEMENT OF ADDITIONAL INFORMATION

CARILLON MUTUAL FUNDS
● CARILLON CLARIVEST CAPITAL APPRECIATION FUND
● CARILLON EAGLE GROWTH & INCOME FUND
● CARILLON CLARIVEST INTERNATIONAL STOCK FUND
● CARILLON EAGLE INVESTMENT GRADE BOND FUND
● CARILLON EAGLE MID CAP GROWTH FUND
● CARILLON EAGLE MID CAP STOCK FUND
● CARILLON EAGLE SMALL CAP GROWTH FUND
● CARILLON EAGLE SMALLER COMPANY FUND

● CARILLON COUGAR TACTICAL ALLOCATION FUND
● CARILLON REAMS CORE BOND FUND
● CARILLON REAMS CORE PLUS BOND FUND
● CARILLON SCOUT INTERNATIONAL FUND
● CARILLON REAMS LOW DURATION BOND FUND
● CARILLON SCOUT MID CAP FUND
● CARILLON SCOUT SMALL CAP FUND
● CARILLON REAMS UNCONSTRAINED BOND FUND

This Statement of Additional Information (“SAI”) dated November 6, 2017 should be read in conjunction with the Prospectus dated November 6, 2017 describing the shares of the sixteen series of the Carillon Series Trust (the “Trust”), which are the Carillon ClariVest Capital Appreciation Fund, the Carillon Eagle Growth & Income Fund, the Carillon ClariVest International Stock Fund, the Carillon Eagle Investment Grade Bond Fund, the Carillon Eagle Mid Cap Growth Fund, the Carillon Eagle Mid Cap Stock Fund, the Carillon Eagle Small Cap Growth Fund, the Carillon Eagle Smaller Company Fund, the Carillon Cougar Tactical Allocation Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus Bond Fund, the Carillon Scout International Fund, the Carillon Reams Low Duration Bond Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, and the Carillon Reams Unconstrained Bond Fund (each a “fund” and, collectively, the “funds”).

This SAI is not a prospectus itself.  The financial statements for the fiscal year ended October 31, 2016 for the Carillon ClariVest Capital Appreciation Fund, Carillon Eagle Growth & Income Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund, Carillon Eagle Smaller Company Fund and Carillon Cougar Tactical Allocation Fund are incorporated herein by reference to the funds’ Annual Reports to Shareholders dated October 31, 2016.  This SAI also incorporates by reference the funds’ Semi-Annual Reports to Shareholders dated April 30, 2017.  The financial statements for the fiscal year ended June 30, 2017 from the Scout Funds’ Annual Report to Shareholders dated June 30, 2017 for Scout Core Bond Fund, Scout Core Plus Bond Fund, Scout International Fund, Scout Low Duration Bond Fund, Scout Mid Cap Fund, Scout Small Cap Fund and Scout Unconstrained Bond Fund are incorporated herein by reference.  Copies of the Prospectus and the Trust’s Annual and Semiannual Reports to shareholders are available, without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL, 33742, calling 800.421.4184 or by visiting our website at carillontower.com.

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCYX	HRCLX	HRCMX	HRCUX
Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGYX	HIGRX	HIGSX	HIGUX
International Stock Fund	EISAX	EISDX	EISIX	EISYX	EISRX	EISSX	EISVX
Investment Grade Bond Fund	EGBAX	EGBCX	EGBLX	EGBYX	EGBRX	EGBTX	EGBUX
Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAYX	HAREX	HARSX	HRAUX
Mid Cap Stock Fund	HMCAX	HMCCX	HMCJX	HMRYX	HMRRX	HMRSX	HMRUX
Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRYX	HSRRX	HSRSX	HSRUX
Smaller Company Fund	EGEAX	EGECX	EGEIX	EGEYX	EGERX	EGESX	EGEUX
Tactical Allocation Fund	ETAFX	ETDFX	ETIFX	ETYFX	ETRFX	ETSFX	ETUFX
Core Bond Fund	CRCBX	CRCDX	SCCIX	SCCYX	CRCQX	CRCSX	CRCUX
Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPYX	SCPUX	SCPVX	SCPWX
International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX
Low Duration Bond Fund	SCLEX	SCLHX	SCLDX	SCLYX	SCLUX	SCLWX	SCLZX
Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMZX	CSMRX	CSMSX	CSMUX
Small Cap Fund	CSSAX	CSSJX	UMBHX	CSSWX	CSSQX	CSSSX	CSSVX
Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBYX	SUBRX	SUBSX	SUBTX

Carillon Tower Advisers, Inc.
P.O. Box 23572, St. Petersburg, Florida 33742

TABLE OF CONTENTS
Page

I.	GENERAL INFORMATION		2
II.	INVESTMENT INFORMATION		4
	A.	Investment Policies, Strategies and Risks	4
	B.	Industry Classifications	40
III.	INVESTMENT LIMITATIONS		41
	A.	Fundamental Investment Policies for All Funds	41
	B.	Non-Fundamental Investment Policies	42
IV.	NET ASSET VALUE		43
V.	INVESTING IN THE FUNDS		44
VI.	INVESTMENT PROGRAMS		45
	A.	Retirement Plans	45
	B.	Rights of Accumulation	45
	C.	Class A Letter of Intent	46
VII.	REDEEMING SHARES		46
	A.	Receiving Payment	46
	B.	Telephone Transactions	48
	C.	Systematic Withdrawal Plan	48
	D.	Waiver of CDSC	48
	E.	Redemptions-in-Kind	49
	F.	Frequent Purchases and Redemptions of Fund Shares	49
VIII.	EXCHANGE PRIVILEGE		49
IX.	DISCLOSURE OF PORTFOLIO HOLDINGS		50
X.	TAXES		51
XI.	SHAREHOLDER INFORMATION		56
XII.	FUND INFORMATION		58
	A.	Management of the Funds	58
	B.	Control Persons and Principal Holders of Securities	66
	C.	Proxy Voting Policies and Procedures	74
	D.	Investment Adviser and Administrator; Subadvisers	75
	E.	Portfolio Managers	83
	F.	Portfolio Turnover and Brokerage Practices	95
	G.	Distribution of Shares	99
	H.	Payments to Dealers	103
XIII.	ADDITIONAL SERVICES TO THE FUNDS		105
APPENDIX A			A-1
APPENDIX B			B-1
APPENDIX C			C-1

1

I. GENERAL INFORMATION
The funds are separate series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017.  The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  It is anticipated that on November 6, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust.  On that date, each of International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund and Tactical Allocation Fund became the successor to a corresponding series of Eagle Series Trust and changed its name, as set forth below:
Fund	Formerly
Carillon ClariVest International Stock Fund (“International Stock”)	Eagle International Stock Fund
Carillon Eagle Investment Grade Bond Fund (“Investment Grade Bond”)	Eagle Investment Grade Bond Fund
Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth”
Prior to January 2, 2004, named Aggressive Growth Fund, from January 2, 2004 to November 1, 2008, named Diversified Growth Fund, and from November 1, 2008 to  November 6, 2017, named Eagle Mid Cap Growth Fund

Carillon Eagle Mid Cap Stock Fund (“Mid Cap Stock”)	Eagle Mid Cap Stock Fund
Carillon Eagle Small Cap Growth Fund (“Small Cap Growth”)	Prior to November 1, 2008, named Small Cap Stock Fund, and from November 1, 2008 to November 6, 2017, named Eagle Small Cap Growth Fund
Carillon Eagle Smaller Company Fund (“Smaller Company”)	Prior to March 1, 2012, named Small Cap Core Value Fund, and from March 1, 2012 to November 6, 2017, named Eagle Smaller Company Fund
Carillon Cougar Tactical Allocation Fund (“Tactical Allocation”)	Eagle Tactical Allocation Fund

Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.
In addition, it is anticipated that on November 6, 2017: (1) Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation”) acquired all the assets and assume all the liabilities of Eagle Capital Appreciation Fund, (2) Carillon Eagle Growth & Income Fund (“Growth & Income”) acquired all the assets and assume all the liabilities of Eagle Growth & Income Fund, and (3) each of Core Bond Fund, Core Plus Bond Fund, International Fund, Low Duration Bond Fund, Mid Cap Fund, Small Cap Fund, and
2

Unconstrained Bond Fund acquired all the assets and assume all the liabilities of a corresponding series of  the Scout Funds, as set forth below:
Fund	Formerly
Carillon Reams Core Bond Fund (“Core Bond”)	Scout Core Bond Fund
Carillon Reams Core Plus Bond Fund (“Core Plus Bond”)	Scout Core Plus Bond Fund
Carillon Scout International Fund (“International”)	Scout International Fund
Carillon Reams Low Duration Bond Fund (“Low Duration Bond”)	Scout Low Duration Bond Fund
Carillon Scout Mid Cap Fund (“Mid Cap”)	Scout Mid Cap Fund
Carillon Scout Small Cap Fund (“Small Cap”)	Scout Small Cap Fund
Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond”)	Scout Unconstrained Bond Fund

Since the objective and policies of each of the Core Bond Fund, the Core Plus Bond Fund, the International Fund, the Low Duration Bond Fund, the Mid Cap Fund, the Small Cap Fund, and the Unconstrained Bond Fund are the same in all material respects as the fund’s predecessor, and since each of these funds has engaged the investment advisor that previously provided services to its predecessor as sub-advisor, each of these funds has adopted the prior performance and financial history of its predecessor.
Each fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”). In addition, each fund offers Class I, Class R-3 and Class R-5 shares, each sold without a front-end sales charge or CDSC. Each fund also offers Class R-6 shares, sold without a front-end sales charge, CDSC or Rule 12b-1 fee.  This SAI also relates to Class Y shares of each fund, which are not yet offered for sale except with respect to Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund.  Class Y shares are, and will be, sold without a front-end sales charge.

Each fund described in this SAI operates for many purposes as if it were an independent company.  Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.
The reorganizations involving Capital Appreciation Fund, Growth & Income Fund, International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund, and Tactical Allocation Fund (the “Redomiciling”) are subject to approval by shareholders of each fund. If the Redomiciling has not been approved prior to the date of this SAI, each fund will be a series of Eagle Series Trust, a Massachusetts business trust instead of a series of Carillon Series Trust.  Capital Appreciation Fund and Growth & Income Fund will remain shell series of Eagle Series Trust and will not commence operations until the Redomicile is approved and occurs.  Eagle Capital Appreciation Fund and Eagle Growth & Income Fund will remain separate Massachusetts business trusts and the
3

disclosure for Capital Appreciation Fund and Growth & Income Fund will apply to Eagle Capital Appreciation Fund and Eagle Growth & Income Fund, respectively.  If this occurs, it is anticipated that Eagle Capital Appreciation Fund and Eagle Growth & Income Fund will change their names to Carillon Capital Appreciation Fund and Carillon Growth & Income Fund, respectively, on November 6, 2017.

In addition, the reorganizations involving Core Bond Fund, the Core Plus Bond Fund, the International Fund, the Low Duration Bond Fund, the Mid Cap Fund, the Small Cap Fund, and the Unconstrained Bond Fund (the “Reorganizations”) are subject to the approval by shareholders of the predecessor funds.  If the Reorganizations have not been approved prior to the date of this SAI, each such fund will not commence operations and will remain a shell series of Carillon Series Trust or Eagle Series Trust, as applicable, depending on the timing of the Redomicile.

II. INVESTMENT INFORMATION
A. Investment Policies, Strategies and Risks
This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies.  For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. Each fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted or as shown in Appendix C. For more information on a fund’s principal strategies and risks, please see the funds’ Prospectus.
Equity Securities:
Common Stocks. Each fund may invest in common stocks, which represent an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  With respect to International, Mid Cap and Small Cap, the convertible securities in which the funds may invest are rated, at the time of purchase, at least “A” or better by Moody’s or S&P®, or determined to be of comparable quality by Carillon Tower if the security is unrated.
Convertible Securities.  Each fund may invest in convertible securities.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Other Investment Companies, including ETFs. Each fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds
4

(“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.
S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”).  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.
Preferred Stock. Each fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.
Real Estate Investment Trusts (“REITs”).  Each fund may invest in REITs.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for pass-through treatment under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights.  Each fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  The market price of warrants is usually significantly less than the current market price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities.  Each fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon
5

the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. Given that as of the date of this SAI interest rates remain near historic lows, they may rise significantly and rapidly.  If so, this may result in substantial losses to a fund and expose fixed income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline.  A fund by investing in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives.  To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance.  The liquidity levels of a fund’s portfolios may also be affected.
Corporate Debt Obligations. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments.  Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.
Investment Grade and Lower Rated Securities:
Investment Grade Securities.  Each fund may invest in debt securities rated investment grade.  Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds.  Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.
Lower Rated / High Yield Securities.  Each fund may invest in debt securities rated below investment grade.  These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.  International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities.
Risk Factors of Lower Rated / High Yield Securities:
Interest Rate and Economic Risk.  As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall.  The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV.  During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing.  In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns.  Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.
In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders.  Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should
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help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.
Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating.  Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities.  A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value.  Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
A fund’s portfolio manager continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio manager primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination.  See Appendix B for a description of corporate debt ratings.
Liquidity Risk and Valuation.  The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities.  During periods of economic uncertainty or adverse economic changes, the market may be further restricted.  In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value.  In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. A Trust’s Board of Trustees (“Board”) or portfolio manager may have difficulty assessing the value of high yield securities during these times.  Consequently, any of these factors could reduce the market value of high yield securities held by a fund.
Variable- or Floating-Rate Securities:
The Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to

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time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.
In determining its weighted average portfolio maturity, each fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.
Institutional Term Loans:

The Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund will receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may assume the credit

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risk of both the underlying borrower and the loan investor selling the loan participation interest. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.
Municipal Obligations:
General Description.  Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities.  The interest on municipal obligations is generally excludable from gross income for federal income tax but may be an item of tax preference for purposes of the federal alternative minimum tax.  A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations.  The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax.  Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
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A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds.  An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value.
Short-Term Money Market Instruments:
Bankers’ Acceptances.  A fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument's marketability is affected primarily by the reputation of the accepting bank and market demand.
A fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year.  These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).
Certificates of Deposit (“CDs”).  Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion.  CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Commercial Paper. Each fund may invest in commercial paper that is rated Prime‑1 or Prime‑2 by Moody’s Investors Service, Inc. (“Moody’s”), or A‑1 +, A‑1 or A‑2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”).  In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.
Bank Time Deposits.  A fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements.  A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities.  Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.
Reverse Repurchase Agreements.  Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.   Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities.  During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative
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factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.
The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
Mortgage Dollar Rolls and Sale-Buybacks:
The Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board to secure its obligation for the forward commitment to buy mortgage-backed securities plus any accrued interest, marked-to-market daily. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets segregated or “earmarked” equal in value to the amount of the fund’s forward commitment to repurchase the subject security.
The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
U.S. Government Securities:
U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
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Zero Coupon Securities:
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds.  A fund may invest in zero coupon securities and step coupon securities.  The market value of zero coupon securities and step coupon securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers.
A fund also may invest in pay-in-kind bonds, which allow the issuer the option to pay cash at a specified coupon payment date or to provide the holder of the security with a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero coupon security and certain other securities acquired at a discount (such as Brady Bonds), as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments.  See “Taxes.”
Pass-through Securities:
Mortgage-Backed Securities. Each fund may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations (“CMOs”). Principal and interest payments made on the underlying mortgages or mortgage pools are “passed through” to investors. Mortgage-backed securities may be issued by U.S. Government or its agencies, including, but not limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2016, FNMA and FHLMC required Treasury support of approximately $265.8 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2016 (of $3.0 billion from FNMA and $2.3 billion from FHLMC), they have paid approximately $255.8 billion in aggregate cash dividends to the Treasury (although those payments do not constitute a repayment of their draws). FHFA has stated that FNMA and FHLMC may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
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In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Asset-Backed Securities. Each fund may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.
To-Be-Announced Securities.  A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund. As a purchaser of a TBA, the Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent Securities and Exchange Commission (“Commission”) positions.  As a seller of a TBA, the Core Bond Fund, Core Plus Bond Fund, Low Duration Bond Fund, and Unconstrained Bond Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.
Foreign Securities Exposure:
Depositary Receipts. Each fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).
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Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts.  For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
American Depositary Receipts (“ADRs”). Each fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).  Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general.  These risks are discussed below.
Eurodollar Certificates. A fund may invest in CDs issued by foreign branches of domestic and foreign banks.  Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks.  In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.
Foreign Securities.  Each fund may invest in foreign equity securities.  In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S.  Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.  Their markets and economies may react differently to specific or global events than the U.S. market and economy.  In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S.  In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.
Each fund may invest in emerging markets.  Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development
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assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.  Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.  Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries.  Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.
In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. Each fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be 88 successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.
Securities trading in developing markets presents additional credit and financial risks. Each fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its
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investment activities or valuing its assets.
Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses.
Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.
Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.
No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed.  However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.
Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange
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control regulations, and a fund may incur costs in connection with conversions between various currencies.  Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.  Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, each fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund's foreign currency exposure back into the U.S. dollar.  The risks for forward contracts and hedging are discussed below.
Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.
However, trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the SSE and the SEHK are open. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a fund’s investments and returns.

Commodities:
Tactical Allocation may invest in the securities of companies that explore for, extract, process or deal in commodities (e.g., gold, silver and platinum), and in instruments whose value is tied to the value of commodities. Based on historical experience, during periods of economic or financial instability the securities of companies involved in the commodities industry may be subject to extreme price fluctuations, reflecting the high volatility of commodities during such periods. In addition, the instability
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of commodity prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. Commodity-producing countries may face political or economic turmoil.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description.  Each fund, except Small Cap Growth, may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).
In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities.  (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.)  Although a fund may be permitted to use a variety of Derivatives, each fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.
Regulation.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016 for the firms that are very active in the swaps market, and only affected about 20 swap dealers on that date. As of March 1, 2017, variation margin requirements are applicable to all financial end-users, including the funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Commission, the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The Commission has proposed a new rule governing funds’ use of Derivatives. If adopted, the rule would impose new limits on funds’ Derivatives usage and new asset segregation requirements for funds’ Derivatives transactions. Any such changes may, among various possible effects, increase the cost of entering into Derivatives transactions, require more assets of a fund to be used for collateral in support of those Derivatives than is currently the case, or restrict the ability of a fund to enter into certain types of derivative transactions.
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Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the funds, had been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower Advisers, Inc. (“Carillon Tower”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.
The regulation of cleared and uncleared swap agreements, as well as other Derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the Commission, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of Derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.
Special Risks of Hedging Strategies.  The use of Derivatives involves special considerations and risks, as described below.  Risks pertaining to particular Derivatives are described in the sections that follow.
(1)            Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  While each fund’s portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.
(2)            There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged.  For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged
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investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded.  The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.
 To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives.  Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.
(3)            Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative.  Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.  Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.
(4)            As described below, each fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivatives involving obligations to third parties.  If a fund were unable to close out its positions in such Derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.
Cover for Derivatives.  Some Derivatives expose a fund to an obligation to another party.  A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, mark-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  Each fund will comply with Commission guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with or on the books of the fund’s custodian, in the prescribed amount.
Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Derivative is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a fund’s assets to cover in segregated accounts could impede the adviser’s ability to manage the portfolio or the fund’s ability to meet redemption requests or other current obligations.
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Options:
Each fund, except Small Cap Growth, may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures.  However, Growth & Income and Investment Grade Bond may only purchase and write call options on securities as discussed below.  Certain risks and special characteristics of these strategies are discussed below.
Risks of Options Trading.  The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value.  If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value.  If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
A fund effectively may terminate its right or obligation under an option by entering into a closing transaction.  If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction.  Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.
In considering the use of options, particular note should be taken of the following:
(1)            Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”).  Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5  However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.
(2)            The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until
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expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions.  For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.
(3)            At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.  Purchased options that expire unexercised have no value.  Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
(4)            A position in an exchange‑traded option may be closed out only on an exchange that provides a secondary market for identical options.  Most exchange-traded options relate to futures contracts, stocks and currencies.  The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market.  Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time.  In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.  Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.
With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses.  For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option.  This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
(5)            Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.
(6)            The risks of investment in options on indices may be greater than options on securities or currencies.  Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities.  A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
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Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio.  This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change.  If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
A fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options.  Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.  For each of Growth & Income and Investment Grade Bond, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets.  The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs.  Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund.  If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value.  A fund would lose the ability to participate in the value of such securities above the exercise price of the call option.  A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.
Futures:
All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Risks of Futures Trading.  Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a futures contract sale is effected by
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purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date.  If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain.  Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.
A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change.  Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts.  If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin.  Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.
Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day.  The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.
Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons.  First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.
In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. government
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securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by any overall duration limit on a fund’s portfolio securities. Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolio such that the fund’s duration does not exceed any maximum permitted for the fund.
Stock and Bond Index Futures.  A stock or bond index assigns relative values to the common stocks or bonds comprised in the index.  In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a
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fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer.  Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
Foreign Currency Hedging Strategies.  A fund may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  Each fund may also purchase and sell foreign currency on a spot basis.  Each fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Furthermore, currency hedges hedges do not protect against price movements in the securities that are attributable to other causes.
For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency
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during the period between the date the security is purchased or sold and the date on which payment is made or received. Each fund also might use currency-related derivative instruments when Carillon Tower believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.
In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives.  In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.
The use of currency-related derivative instruments by each fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots
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(generally consisting of transactions of greater than $1 million).
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.
Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. Each fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, each fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.
When required by the Commission guidelines, each fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments in accordance with procedures adopted by the Board.  To the extent a fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a fund’s assets are so set aside, this could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Each fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.
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Forward Currency Contracts.  Each fund, except Small Cap Growth, Core Bond, International, Mid Cap, and Small Cap may enter into forward currency exchange contracts and non-deliverable forwards as discussed below.
Capital Appreciation, and Smaller Company may enter into such contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract.  A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.
International Stock, Investment Grade Bond, and Tactical Allocation generally will not enter into a forward currency contract with a term of greater than one year.
Growth & Income, International Stock, Investment Grade Bond, Smaller Company and Tactical Allocation may enter into a forward currency contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency.
Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Smaller Company and Tactical Allocation may use forward currency contracts when its portfolio manager wishes to “lock in” the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
Growth & Income, International Stock, Investment Grade Bond, and Tactical Allocation may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.
Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Smaller Company, and Tactical Allocation may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the fund’s portfolio manager believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward currency contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
Growth & Income, International Stock, Investment Grade Bond, Smaller Company and Tactical Allocation may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.  For example, if a fund owned securities denominated in a foreign currency and its portfolio manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedging.”  Use of a different foreign currency magnifies a fund’s exposure to foreign currency exchange rate fluctuations.
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Forward Currency Exchange Contracts.  Forward currency exchange contracts are physically settled through an exchange of currencies.  Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved.  When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.
Non-Deliverable Forwards.  NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.
NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5.  Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing
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organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”).  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.
Among the transactions into which International Stock, Core Bond, Core Plus Bond, Low Duration Bond and Unconstrained Bond may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date.  Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
International Stock, Core Bond, Core Plus Bond, Low Duration Bond and Unconstrained Bond will usually enter into swaps on a net basis.  These swaps, caps, floors and collars, which are used for bona fide hedging purposes, are subject to the funds' asset segregation requirements under the 1940 Act.  However, they are not subject to the funds' borrowing restrictions.  In addition, a fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical
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Rating Organization or is determined to be of equivalent credit quality by the portfolio manager.  If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.
International Stock, Core Bond, Core Plus Bond, Low Duration Bond and Unconstrained Bond may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred.  If no default occurs, the fund would keep the stream of payments and would have no payment obligations.  As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
International Stock, Core Bond, Core Plus Bond, Low Duration Bond and Unconstrained Bond may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).   It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and,
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with respect to OTC credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.
Other forms of swap agreements that each fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Each fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date.
A fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.
In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid
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by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.
Currently, the funds do not typically provide initial margin in connection with uncleared swaps. Rules requiring both initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and will become effective as to various market participants over time. When these rules take effect with respect to the funds, they may be required to post both initial margin and variation margin.
Certain standardized swap agreements are subject to mandatory central clearing and exchange trading. The Dodd- Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s futures commission merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty.  Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.
When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.
Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without
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the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that Carillon Tower will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If Carillon Tower attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds.  Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because
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the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.  Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.
Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.
Options on Swap Agreements:
International Stock, Core Bond Fund, Core Plus Bond Fund, and Low Duration Bond Fund may enter into options on swap agreements (“swaptions”).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. A fund may write (sell) and purchase put and call swap options.  Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement.  Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.
Forward Commitments:
Growth & Income, International Stock, Investment Grade Bond, Tactical Allocation, Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  However, Growth & Income, International Stock, Investment Grade Bond and Tactical Allocation have no intention of engaging in such transactions at this time.  A fund may engage in
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forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets.  When such purchases are made through dealers, a fund relies on the dealer to consummate the sale.  The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price.  Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Illiquid and Restricted Securities:
Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  OTC options and their underlying collateral are currently considered to be illiquid investments.  A fund that sells OTC options will segregate assets or cover its obligations with respect to OTC options written by the fund.  The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Not all restricted securities are deemed illiquid for the purposes noted in this section.  There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices.  Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.
Other Investment Practices:
When-Issued and Delayed Delivery Transactions.  A fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date.  Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.  When a fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the custodian and to maintain in that account cash, U.S. Government Securities or other high grade debt obligations in an amount equal on a daily basis to the amount of a fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased.  A fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities.  However, a fund may sell these securities before the settlement date if it is deemed
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advisable as a matter of investment strategy.  When the time comes to pay for when-issued or delayed delivery securities, a fund will meet its obligations from the available cash flow and/or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).
At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when‑issued or forward or firm commitment securities will be established and maintained with the Trust’s Custodian or on the fund’s books and records and will be marked-to-market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. When‑issued and forward commitment securities may be sold prior to the settlement date. The fund will engage in when‑issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.
If the fund disposes of the right to acquire a when‑issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third‑party seller of when‑issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third‑party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.
Loans of Portfolio Securities.  Each fund may loan portfolio securities to qualified broker-dealers.  The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan.  A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk.  Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A fund also may call such loans in order to sell the securities involved.  The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral.  Securities loans involve some risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.  The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations.
Foreign Investment Companies.  Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.
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Selling Securities Short.  Each fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs.  Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.

When Carillon Tower or a subadviser believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future.  A fund will limit its transactions in short sales against the box to 5% of their respective net assets.
A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.  A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities.  Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a fund engages in short sales, it will maintain collateral required by the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets, marked-to-market daily, that Carillon Tower determines to be liquid in accordance with procedures adopted by the Board that is equal to the current market value of the securities sold short minus any amount maintained as margin, or will ensure that such positions are covered by “offsetting” positions, until the fund replaces the borrowed security.  A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Purposes.  For temporary defensive purposes during anticipated periods of general market decline, each fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial
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paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch.  For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B.  Each fund may also take positions that are inconsistent with its principal investment strategies.
In addition, for temporary defensive purposes, International Stock and Tactical Allocation may invest all or a major portion of its assets in:  (1) foreign debt securities; (2) debt and equity securities of U.S. issuers; and (3) obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities.

Cyber Security:
With the increased use of technologies such as the Internet to conduct business, each fund is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a fund’s manager, sub-adviser, third-party service providers or counterparties.  The funds attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a fund.
Additionally, the funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the funds or their investment adviser, subadvisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value.
B. Industry Classifications
For purposes of determining industry classifications, each fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry classification for a particular security, Carillon Tower, the funds’ investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.
III.        INVESTMENT LIMITATIONS
A. Fundamental Investment Policies for All Funds
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The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund.  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Borrowing.  The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities.
All funds except Tactical Allocation:  The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Tactical Allocation: The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments or exchange-traded products that provide exposure to physical commodities.  This policy shall not prevent the fund from investing in issuers engaged in the commodities business or securities or other instruments backed by commodities.
Concentration.
Capital Appreciation Fund, Growth & Income Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund, Core Bond Fund, Core Plus Bond Fund, International Fund, Low Duration Bond Fund, Mid Cap Fund, Small Cap Fund, and Unconstrained Bond Fund: Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
International Stock and Tactical Allocation: The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay
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“exempt interest dividends”) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
The following interpretation applies to, but is not part of, this fundamental restriction for Tactical Allocation.  Investment companies are not considered an industry for purposes of this restriction.  The fund may invest in ETFs that may concentrate their assets in one or more industries.  The fund will consider the concentration of such ETFs in determining compliance with this fundamental restriction.
Diversification.  Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities.  The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate.
All funds except Tactical Allocation: The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Tactical Allocation: The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate, such as REITs or real estate operating companies.
Senior Securities.  The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting.  The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
B. Non-Fundamental Investment Policies
The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
Investing in Illiquid Securities.  Each fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Investing in Investment Companies.  Each fund may invest in securities issued by other
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investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.      NET ASSET VALUE
The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time).  A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets.   The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays:  New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Pursuant to the Board’s delegation of pricing and valuation responsibilities to Carillon Tower, Carillon Tower has established a Valuation Committee to carry out the supervisory functions associated with properly valuing securities in the funds’ portfolios.  In the event that a “Significant Event” occurs that may affect a fund’s valuation, the Valuation Committee will follow procedures outlined in the funds’ Pricing and Valuation Procedures. Significant Events include, but are not limited to, single-issuer events that affect one company, multiple-issuer events that affect a large segment of the market, a vendor-specific event that may cause one or more of the funds’ vendors to become unable to render services during the pricing process.
The funds value securities or assets held in their portfolios as follows:
Equity Securities.  A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded.  A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices.  If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Fixed Income Securities.  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.
Investment Companies and ETFs.  Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in
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ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures.  Options and futures positions are valued based on market quotations.  Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the security will be valued in good faith by the Valuation Committee. Market quotations generally will not be available for options traded in the OTC market.
Foreign Assets.  Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily NAV of each class.  Foreign currency exchange rates generally are determined as of the close of regular trading on the NYSE.  Occasionally, a Significant Event affecting the value of foreign securities occurs between the time at which they are determined and the close of regular trading on the NYSE; such events will not be reflected in a computation of the fund’s NAV.  If a “significant event” materially affecting the value of such securities or assets occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Carillon Tower or a third-party under procedures established by and under the general supervision and responsibility of the Board.  The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.
Fair Value Estimates.  In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general supervision and responsibility of the Board.  Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
The funds are open each Business Day.  Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day.  In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated.    The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day.  If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V.        INVESTING IN THE FUNDS
Each class of shares is sold at their next determined NAV on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under “How to Invest.”
VI.        INVESTMENT PROGRAMS
A.  Retirement Plans
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Carillon Tower IRA.  An individual who earns compensation and has not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”).  An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Tower IRA”).  A separate agreement is required to establish a Carillon Tower IRA.  A Carillon Tower IRA also may be used for certain “rollovers” from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Tower IRA, please contact Carillon Tower.
The Code limits the deductibility of IRA contributions to a certain maximum.  Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year.  These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code and adjusted for inflation annually) is not affected by the spouse’s active participant status.  The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts.  In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally will not be taxable.
If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions. If such instructions are unclear, unavailable or incomplete, the liquidation and any other proceeds will be invested in a taxable money market fund until such time complete instructions are received.
Other Retirement Plans.  Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
B.    Rights of Accumulation
Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000.  The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer.  The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount.  A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.
The applicable Class A shares initial sales charge will be based on the total of:
(i)            the investor’s current purchase;
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(ii)
the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and

(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”
To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.
C.    Class A Letter of Intent
Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A and Class C shares of any fund managed by Carillon Tower.  Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.  In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.  Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated.  The minimum initial investment under a Letter of Intent is 5% of such amount.  Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary.  When the full amount indicated has been purchased, the escrow will be released.  The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.  An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period.  In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount.  The escrow procedures discussed above will apply.
VII.     REDEEMING SHARES
The methods of redeeming shares are described in the section of the Prospectus entitled “How to Sell Your Investment.”
A.    Receiving Payment
If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC.
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Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC.  Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.

If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received).  Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc., the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the funds.

For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:

•	The shareholder’s name,
•	The name of the fund,
•	The account number,
•	The share or dollar amount to be redeemed, and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission.  In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted.  If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.
The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities it owns is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.
B.    Telephone Transactions
Shareholders of Class A, C, I and Y may redeem shares by placing a telephone request to a
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fund.  Shareholders of Class R-3, R-5 and R-6 shares should call their Plan Administrator to redeem shares.  A fund, Carillon Tower, the transfer agent, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  If a fund, Carillon Tower, the transfer agent, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.
C.    Systematic Withdrawal Plan
Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis.  The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified.  Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges.  The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty.  Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable.  Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC.  If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares.  If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares.  A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds.  The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution.  These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold.  If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
Ordinarily, a shareholder should not purchase additional Class A shares of a fund, if maintaining a Systematic Withdrawal Plan of Class A shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals.  A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals.  In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.
D.    Waiver of CDSC
The CDSC is currently waived for: (1) any partial or complete redemption in connection with a distribution, without penalty, under Section 72(t) of the Code from a qualified retirement plan, including a
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self-employed individuals retirement plan (a “Keogh Plan”) or IRA upon attaining age 70½; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.
E.    Redemptions-in-Kind
A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines NAV.  The portfolio instruments will be selected in a manner that the Board deems fair and equitable.  A redemption-in-kind is not as liquid as a cash redemption.  If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs upon the subsequent sale of the portfolio instruments.
F.    Frequent Purchases and Redemptions of Fund Shares
“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities.  In some cases, such monitoring results in rejection of purchase or exchange orders.  While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the funds’ Prospectus, to deter such activity.
VIII. EXCHANGE PRIVILEGE
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, I or Y shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.
Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time.  In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.
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IX. DISCLOSURE OF PORTFOLIO HOLDINGS
The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information.  To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.
Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end.  Note that in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund.  In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion.  In addition, each fund’s portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semiannual and annual periods.  See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.
The funds’ Board, officers and certain Carillon Tower employees have regular access to the funds’ portfolio holdings.  In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the funds’ policy.  Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to:  (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis.  The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.
Certain employees of the funds’ subadvisers also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings.  The funds, Carillon Tower and the subadvisers are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.
The CCO may provide an entity including the funds’ subadvisers and custodian (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose.  An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poor’s, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available.  Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis.  Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department
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for approval and posted on the funds’ website.  The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website.  All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, a subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Trustees who are not interested persons of a fund, as defined in the 1940 Act (“Independent Trustees”) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto.   In addition, the Board will receive any interim reports that the CCO may deem appropriate.
X. TAXES
General.  Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code (“RIC”).  By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business (each, a “Diversification Requirement”).
If a fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of
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net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)).  In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions.  A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares).  An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences.  However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges.  In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired.  In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.  Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $418,400 ($470,700 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2017 and will be adjusted for inflation annually.
If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.
Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January.  Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund’s investment company taxable income, whether received in cash or in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15%/20% maximum federal income tax rates for non-corporate shareholders mentioned above.  In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-
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received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.  Distributions of a fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive federal income tax information regarding dividends and other distributions after the end of each year.
Basis Election and Reporting.  A shareholder’s basis in shares of a fund that he or she acquired or acquires after December 11, 2011 (“Covered Shares”),will be determined in accordance with the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Fund of Funds (Tactical Allocation).  Tactical Allocation is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in underlying funds.  The fund may also invest directly in a basket of securities that represent an asset class or investment type (described in “Investment Information - Investment Policies, Strategies and Risks”) (“other securities”) if its subadviser determines that investing in an underlying fund for that type of investment is not feasible or otherwise not in the best interest of the fund and its shareholders.  Accordingly, the fund’s income will consist of distributions from the underlying funds and dividends and/or interest on any other securities and net gains realized from the disposition of underlying fund shares and other securities.
If an underlying fund qualifies for treatment as a RIC ‑‑ which Carillon Tower expects each underlying fund to do ‑‑ (1) dividends paid to Tactical Allocation that are attributable to the underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to Tactical Allocation as ordinary income to the extent of the underlying fund’s earnings and profits and (2) distributions paid to Tactical Allocation that are attributable to the underlying fund’s net capital gain will be taxable to Tactical Allocation as long-term capital gains, regardless of how long Tactical Allocation has held the underlying fund’s shares. (As noted above, Tactical Allocation will be able to avoid having to pay entity-level federal income tax on those distributions by distributing the amount thereof to its shareholders.) If Tactical Allocation purchases shares of an underlying fund within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of Tactical Allocation’s portfolio or otherwise), all or a part of the loss will not be deductible by Tactical Allocation and instead will increase its basis in the newly purchased shares.
Income from Foreign Securities.  Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
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If more than 50% of the value of International or International Stock’s total assets at the close of any taxable year consists of securities of foreign corporations, they will be eligible to, and may, (as it has done in many previous taxable years), file an election with the IRS that would enable their shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes they paid.  Pursuant to this election, each fund would treat those taxes as dividends paid to their shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) treat the shareholder’s share of those taxes and of any dividend each fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income.  If International or International Stock makes this election, each will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
Each fund may invest in the stock of passive foreign investment companies (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on Qualified Dividend Income.
If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation.  As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein.  While each fund
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generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a broad-based securities index) - but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”).  Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of

55

the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount Securities.  A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”).  As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year.  Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
 REITs.  Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes those amounts, that distribution could constitute a return of capital to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a fund pays and (2) certain capital gain distributions and the proceeds of redemptions of fund shares it pays after December 31, 2018. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.  An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code.  Under such an agreement, a
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participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.  An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.
*                        *                        *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.
XI. SHAREHOLDER INFORMATION
Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  As a Delaware statutory trust, Carillon Series Trust is not required to hold annual shareholder meetings.  Similarly, as a Massachusetts business trust, Eagle Series Trust is not required to hold annual shareholder meetings.  For each of the Trusts, shareholder approval will be sought only for certain changes in the trust’s or a fund’s operation and for the election of Trustees under certain circumstances.  For Carillon Series Trust, a special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.  For the Eagle Series Trust, a special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust’s outstanding shares.
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XII. FUND INFORMATION
A.    Management of the Funds
Board of Trustees.  The funds are governed by the Board of Trustees (“Board”).  The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the funds.  The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board.  The Board also is assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds.  Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.
In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds.  In addition, under the general oversight of the Board, Carillon Tower, the funds’ subadvisers and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ subadvisers.
The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons.  The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from Carillon Tower and the funds’ subadvisers with respect to the funds’ investments.  In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the funds’ subadvisers in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ subadvisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters.  In addition, the Audit Committee receives regular reports from the funds’ independent
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registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.
Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the subadvisers or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals.  As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute more than three-quarters of the Board.  In addition, the Chairman of the Board is an Independent Trustee.  The Chairman presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees.  The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee.  For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board.  The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chairman and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board of Eagle Series Trust, to which the Trust is the successor, met four times during the most recent fiscal year.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

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Background of Trustees and Officers.  The following is a list of the Trustees of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. Each Trustee serves as Trustee on the Boards of the investment companies in the Carillon Mutual Fund complex, consisting of a total of sixteen portfolios. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Interested Trustee(b):
J. Cooper Abbott (1969) Trustee since 2017 (Carillon Series Trust) Trustee from 2012 to 2017 (Eagle Series Trust)	Executive Vice President, Investments and Co-Chief Operating Officer of Carillon Tower since 2017; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. since 2009; President, Eagle Boston Management, Inc. since 2009	16	N/A
Court James (1974) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Executive Vice President, Carillon Tower Advisers since 2016, Vice President, New Business Development of Eagle 2010-2016	16	Raymond James Bank
Independent Trustees:
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	16	Safeguard Scientific, Inc.
William J. Meurer (1943) Trustee since 2017 (Carillon Series Trust) Trustee from 2003 to 2017	Private investor and financial consultant since 2000	16	Sykes Enterprises, Inc. (c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)

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(Eagle Series Trust)
Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board, 2012-2014; Board Member, Health Insurance Innovations, Inc., 2/2013-10/2013	16	N/A
James L. Pappas, PhD (1943) Trustee and Chairman of the Board of Trustees since 2017 (Carillon Series Trust) Trustee since 1989; Chairman of the Board of Trustees from 2012 to 2017 (Eagle Series Trust)	Private investor	16	Walter Investment Mgmt. Corp. (ended 2017)
Deborah L. Talbot, PhD (1950) Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, since 2013; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	16	N/A
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015, Founder, Global Recruiters of St. Petersburg since 2012; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	16	N/A
Stephen Roussin (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	President, SR2X Consulting since 2013; Chief Executive Officer and President, Campbell & Company 2011 - 2012	16	Ramius IDF Master Fund (ended 2016)
(a)
Trustees serve for life or until they are removed, resign or retire.  The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b)
Messrs. Abbott and James are Interested Trustees as that term is defined by the 1940 Act.  Messrs. Abbott and James are affiliated with ClariVest, Cougar Global Investments, Carillon Fund Distributors, Eagle, Carillon Tower and Raymond James Financial.

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(c)  Sykes Enterprises, Inc. is a technical support company.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
J. Cooper Abbott: Mr. Abbott has extensive experience in the investment management business, including as Co-Chief Operating Officer of Carillon Tower and its predecessor, Eagle.  In addition, he acquired specialized knowledge of investment management matters while serving as Director of Asset Management Services of RJF and Senior Vice President of Institutional Sales of Eagle.
Court James: Mr. James has extensive financial and organizational management experience, including service as a board member of Raymond James Bank, Eagle Asset Management, Carillon Tower Advisers, Cougar Global Investments and ClariVest Asset Management, Vice President of New Business Development for Eagle, Director of Human Resources at Raymond James Financial, and service as a director of numerous non-profit organizations
Keith B. Jarrett:  Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.
William J. Meurer:  Mr. Meurer has extensive financial and organizational management experience as a managing partner with a large public accounting firm, service as a director of numerous public and private companies, service as a trustee of a hospital and multiple years of service as a Trustee.
Liana O’Drobinak:  Ms. O’Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board.
James L. Pappas:  Dr. Pappas has extensive financial experience as a professor of banking, economics and finance at public universities, President of a graduate school of banking, director of private and public companies, and multiple years of service as a Trustee.
Deborah L. Talbot:  Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies.
Stephen Roussin: Mr. Roussin has extensive financial and organizational management experience, including service as president and chief executive officer of a private investment company, managing director of a global asset management firm, chief operating officer and president of a large financial services firm, and president of a private consulting business.
Board Committees
The Board has an Audit Committee, consisting of Mr. Meurer, Ms. O’Drobinak, Dr.
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Pappas and Mr. Roussin. The members of the Audit Committee are not “interested” persons of the funds (as defined in the 1940 Act).  Mr. Meurer serves as Chairman of the Audit Committee and is the funds’ designated Audit Committee Financial Expert.  The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements.  The Audit Committee of Eagle Series Trust met five times during the last fiscal year.

The Board also has a Compliance Committee, consisting of Dr. Talbot, Dr. Jarrett and Mr. Carter, each of whom is an Independent Trustee. Dr. Talbot serves as Chairman of the Compliance Committee.  The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures.  The Compliance Committee of Eagle Series Trust met four times during the last fiscal year.

The Board also has a Nominating Committee, consisting of Dr. Jarrett, Mr. Meurer, Dr. Pappas, Dr. Talbot, Ms. O’Drobinak, Mr. Carter and Mr. Roussin, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates.  In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board.  The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the fund for this purpose.  In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee of Eagle Series Trust met one time during the last fiscal year.

The Board also has a Qualified Legal Compliance Committee, consisting of Dr. Jarrett, Mr. Meurer, Ms. O’Drobinak, Dr. Pappas, Dr. Talbot, Mr. Carter and Mr. Roussin, each of whom is an Independent Trustee.  The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds.  The Qualified Legal Compliance Committee of Eagle Series Trust did not meet during the last fiscal year.

The following table shows the amount of equity securities in the Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation owned by the Trustees as of December 31, 2016:
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Dollar Range of Equity Securities Owned:
	Interested Trustees		Independent Trustees
	J. Cooper Abbott	Court James	John Carter	Keith Jarrett	William J. Meurer	Liana O’Drobinak	James L. Pappas	Steve Roussin	Deborah L. Talbot
Capital Appreciation	$1 - $10,000	None	None	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	None	$50,001 - $100,000
Growth & Income	$50,001 - $100,000	Over $100,000	None	$10,001 - $50,000	$50,001 - $100,000	None	$50,001 - $100,000	None	$10,001 - $50,000
International Stock	$1 - $10,000	None	None	$10,001 - $50,000	None	None	$10,001 - $50,000	None	$10,001 - $50,000
Investment Grade Bond	$10,001 - $50,000	None	None	None	$10,001 - $50,000	None	$10,001 – $50,000	None	$1 - $10,000
Mid Cap Growth	$10,001 - $50,000	$50,001 - $100,000	None	$10,001 - $50,000	$50,001 - $100,000	None	$10,001 - $50,000	None	$50,001 - $100,000
Mid Cap Stock	$10,001 - $50,000	$10,001 - $50,000	None	None	$10,001 - $50,000	None	$10,001 - $50,000	None	None
Small Cap Growth	$10,001 - $50,000	Over $100,000	None	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000
Smaller Company	$10,001 - $50,000	None	None	None	$50,001 - $100,000	None	$10,001 - $50,000	None	None
Tactical Allocation	$10,001 - $50,000	None	None	None	None	None	$10,001 - $50,000	None	$10,001 - $50,000
Aggregate Dollar Range of Securities in Eagle Family of Funds(a)	Over $100,000	Over $100,000	None	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	Over $100,000	None	Over $100,000

(a)   Prior to November 6, 2017, the Carillon Family of Funds was known as the “Eagle Family of Funds”.  As of December 31, 2016, the Eagle Family of Funds consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 9 portfolios of those companies.

As of the date of this SAI, Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond have not commenced operations.  Therefore, the Trustees did not own any equity securities of these funds as of December 31, 2016.

The Trustees and officers of the Trusts, as a group, own less than 1% of each class of each fund’s shares outstanding.  Each Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  In addition, Delaware law provides that a trustee or other person managing Carillon Series Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.  Massachusetts law does not include an express provision limiting the liability of the trustees or officers of Eagle Series Trust.

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Effective January 1, 2016, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $58,000 and an additional fee of $5,000 for each combined quarterly meeting of the Trust attended.  In addition, each Audit Committee and Compliance Committee member receives $1,000 per meeting (in person or telephonic).  The Independent Chairman receives an annual retainer of $25,000, the Audit Committee Chairperson receives an annual retainer of $15,000, and the Compliance Committee Chairperson receives an annual retainer of $15,000. The same compensation schedule remains in effect for the 2017 calendar year. Trustees’ fees and expenses are paid equally by each fund.  Prior to January 1, 2016, each Independent Trustee received an annual retainer of $48,000. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees.  Except for the Chief Compliance Officer, no officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer.  The following table shows the compensation earned by each Trustee during the fiscal year ended October 31, 2016.  Because the Trustees were Trustees of the Eagle Family of Funds prior to November 6, 2017, the amounts shown in the table below reflect compensation earned by each Trustee from the Eagle Family of Funds.

	Aggregate Compensation from:			Total Compensation From the Trusts and the Eagle Family of Funds(a) Paid to Trustees
Trustee Name	Capital Appreciation	Growth & Income	Series Trust
Interested Trustees:
J. Cooper Abbott	$0	$0	$0	$0
Court James	$0	$0	$0	$0
Independent Trustees:
John Carter	$2,777.78	$2,777.78	$19,444.44	$25,000.00
Keith Jarrett	$9,368.06	$9,368.06	$60,763.88	$79,500.00
William J. Meurer	$11,263.88	$11,263.88	$72,972.24	$95,500.00
Liana O’Drobinak	$9,493.06	$9,493.06	$61,513.88	$80,500.00
James L. Pappas	$12,444.44	$12,444.44	$80,611.12	$105,500.00
Steve Roussin	$2,777.78	$2,777.78	$19,444.44	$25,000.00
Deborah L. Talbot	$11,138.88	$11,138.88	$72,222.24	$94,500.00

(a)
The Eagle Family of Funds, as of October 31, 2016, consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 9 portfolios of those companies.

No Trustee will receive any benefits upon retirement.  Thus, no pension or retirement benefits have accrued as part of any of any Trust’s expenses.
The following is a list of the Officers of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower.
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Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
J. Cooper Abbott (1969) President since 2017 (Carillon Series Trust) President from 2016 to 2017 (Eagle Family of Funds)
President and Chairman of Carillon Tower since 2017; President and Chief Operating Officer of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. (“EFS”) (b) since 2009

Susan L. Walzer (1967) Principal Executive Officer since 2017 (Carillon Series Trust) Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2017; Vice President of Fund Administration, Eagle, since 2011
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Manager of Fund Accounting for Carillon Tower since 2017; Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since 2017 (Carillon Series Trust) Chief Compliance Officer and Secretary from 2011 to 2017 (Eagle Family of Funds)	Manager of Fund Compliance for Carillon Tower since 2017; Manager of Fund Compliance for Eagle since 2011

(a)	Officers each serve one year terms.
(b)	Prior to September 13, 2010, EFS served as the funds’ transfer agent.

B.    Control Persons and Principal Holders of Securities
Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company.  Listed below are shareholders who owned of record or were known by the funds to own beneficially 5% or more of the outstanding shares of a class of the following funds as of October 10, 2017.
Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares

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	over 25%)
Raymond James Omnibus Account St. Petersburg, FL	33.20%	48.60%	52.20%	9.99%
Pershing LLC Jersey City, NJ		5.67%	8.46%	64.73%
Charles Schwab & Co. San Francisco, CA		5.89%	5.56%
Wells Fargo Clearing Services LLC St. Louis, MO			6.50%
John Hancock Trust Company LLC Westwood, MA				5.79%
DCGT Des Moines, IA					32.97%		94.32%
Marc R Stauffer MD PA 401K Tampa, FL					17.22%
FIIOC FBO Abington Reldan Metals LLC 401K Covington, KY					8.49%
Mid Atlantic Trust Company FBO Alakai Defense Systems Inc Pittsburgh, PA					8.88%
Matthew W. Fitzgerald FBO Orchard Made Products Corp 401k Methuen, MA					8.26%
Saxon & Co. Philadelphia, PA							5.67%
State Street Bank and Trust Co Boston, MA						78.03%
Nationwide Trust Company Columbus, OH						19.97%

Growth & Income
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares

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Raymond James Omnibus Account St. Petersburg, FL	46.49%	44.55%	53.65%	50.62%
Wells Fargo Clearing Services LLC St. Louis, MO		6.69%	6.40%
Morgan Stanley Smith Barney Baltimore, MD				5.60%
Charles Schwab & Co. San Francisco, CA		5.07%	5.24%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL			13.04%	21.10%	14.34%
Pershing LLC Jersey City, NJ		5.23%
UBS Weehawken, NJ				6.76%
DCGT Des Moines, IA					43.90%		99.95%
Mid Atlantic Trust Company FBO Gordon H Zuerndorfer MD PA 401K Pittsburgh, PA					9.89%
Great-West Trust Company Greenwood Village, CO					7.65%
ENT FPSC of Fredericksburg PC 401K Plan St. Paul, MN						29.03%
Mid Atlantic Trust Company FBO Keith G Wood DDS 401K Pittsburgh, PA						62.84%
MG Trust Company FBO Comfort Solutions Denver, CO						5.63%

International Stock
Name and Address of Principal Holder	Fund Percentage (listed if	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares

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	over 25%)
Raymond James Omnibus Account St. Petersburg, FL	74.33%	70.51%	81.78%	79.60%
Robert W. Baird & Co. Inc. Milwaukee, WI		5.57%
Charles Schwab & Co Inc. San Francisco, CA				9.69%
Matrix Trust Company FBO Manhattan-Ogden 403b Plan Denver, CO							60.39%
Great West Trust Company Greenwood Village, CO					99.57%
Mid Atlantic Trust Company FBO Muchler Financial Services Inc. 401K Pittsburg, PA							9.12%
Eagle Asset Mgmt St. Petersburg, FL						100.00%	30.49%
NFS LLC FBO Mary Lebsack Enterprise, AL

Investment Grade Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	74.66%	81.40%	85.46%	65.08%
Charles Schwab & Co Inc San Francisco, CA				6.18%
UBS Weehawken, NJ				14.24%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL					14.44%
Marc R Stauffer MD PA 401K Tampa, FL					27.87%

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Mid Atlantic Trust Company FBO Dialyspa Management Services LLC Pittsburg, PA		6.49%
Voya Windsor, CT				99.85%
Mid Atlantic Trust Company FBO Dialyspa Staffing Services LLC Pittsburg, PA		34.91%
Pershing LLC Jersey City, NJ	5.31%	14.60%	7.50%
State Street Bank & Trust Co Boston, MA			91.01%

Mid Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		18.18%	43.69%
DCGT Des Moines, IA		6.49%			50.08	9.46%	7.79%
Pershing LLC Jersey City, NJ			9.67%	5.30%
UBS Weehawken, NJ			6.37%	11.14%
NFS LLC Covington, KY	29.20%	7.23%		27.19%		32.91%	28.38%
Charles Schwab & Co Inc San Francisco, CA		8.11%		8.55%		7.19%
PIMS/Prudential Retirement Norwell, MA						6.60%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL					8.72%
Morgan Stanley Smith Barney Baltimore, MD			6.15%
State Street Bank & Trust Co Boston, MA					20.89%

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Wells Fargo Bank Charlotte, NC	11.07%	21.38%	8.58%
Great West Trust Co FBO Olympus Corporation of the Americas Overland Park, KS

Mid Cap Stock
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	38.51%	41.09%	51.93%	9.25%
Pershing LLC Jersey City, NJ		10.79%	6.73%
RBC Capital Markets LLC Minneapolis, MN			5.87%	35.11%
Charles Schwab & Co Inc San Francisco, CA		6.10%	6.27%	5.62%
Wells Fargo Clearing Services LLC St. Louis, MO			5.91%	19.31%
LPL Financial San Diego, CA				12.79%
Voya Retirement Insurance and Annuity Company Windsor, CT					47.70%		72.05%
PAI Trust Company Inc. De Pere, WI							21.04%
Mid Atlantic Trust Company FBO Restani Construction Corp 401K Pittsburgh, PA							5.92%
Sterling Trust Company FBO Pak Tec Inc. Lake Wylie, SC					5.57%
Merrill Lynch Pierce Fenner & Smith Jacksonville, F					7.53%

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State Street Bank & Trust Co Boston, MA	8.93%
Brad Hudson FBO Sound Harbor Wealth Partners 401K		39.69%
Great-West Trust Company Greenwood Village, CO		12.28%
MG Trust Co. FBO Rybicki Associates Denver, CO		15.72%
Counsel Trust DBA MATC FBO Holly J Carter DDS PA 401K Pittsburgh, PA		8.23%
MG Trust Co. FBO Crystal Bioscience Inc Denver, CO		8.69%

Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		12.41%	44.06%
DCGT Des Moines, IA		6.33%			16.16%	13.63%	7.78%
Charles Schwab & Co Inc San Francisco, CA		7.94%	7.21%	24.85%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		5.85%	7.35%	6.69%	6.29%
Pershing LLC Jersey City, NJ			7.68%	10.40%
UBS Weehawken, NJ			5.66%
NFS LLC Covington, KY	25.07%			5.37%		17.74%	28.09%
NFS LLC Merrimack, NH							5.54%
Voya Retirement					48.77%

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Insurance and Annuity Company Windsor, CT
State Street Bank & Trust Co Boston, MA				12.30%
Great-West Trust Co. Greenwood Village, CO	5.15%				8.58%
Matrix Trust Company FBO City National Corporation Phoenix, AZ					6.05%
Wells Fargo Clearing Services LLC St. Louis, MO		12.96%	9.78%
Wells Fargo Bank FBO Various Retirement Plans Charlotte, NC					7.72%

Smaller Company
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	39.02%	54.97%	41.27%	19.26%
RBC Capital Markets LLC Minneapolis, MN		17.30%
Pershing LLC Jersey City, NJ		5.63%	40.47%	24.87%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL				7.16%	69.92%
State Street Bank & Trust Co FBO ADP Access Product Boston, MA					15.11%
LPL Financial San Diego, CA				13.23%
Mid Atlantic Trust Company FBO Gregory’s Fleet Supply Corporation					8.78%

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Pittsburgh, PA
Erik Dochtermann Trustee FBO K D & E Advertising New York, NY				85.45%
Eagle Asset Mgmt St. Petersburg, FL				14.55%
Mid Atlantic Trust Company FBO Bunn Insurance Inc 401K Pittsburg, PA			5.27%
T Rowe Price Owings Mills, MD					87.85%
Charles Schwab & Co Inc San Francisco, CA	8.52%	8.75%			8.66%

Tactical Allocation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Eagle Asset Mgmt St. Petersburg, FL					100.00%	32.54%	100.00%
LPL Financial San Diego, CA	69.17%	20.77%		81.69%
Pershing LLC Jersey City, NJ				6.06%		67.46%
Raymond James Omnibus Account St. Petersburg, FL		61.48%	86.35%	11.26%

Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond have not commenced operations as of the date of this prospectus and have no Control Persons or principal holders.
C.   Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein each Trust has delegated to Carillon Tower or a subadviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by each fund as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower.  All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a fund’s investments.

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Proxy Voting Guidelines.  Generally, Carillon Tower or a subadviser, as applicable, will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of each Trust’s Proxy Policies.  Carillon Tower or a subadviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy.  Carillon Tower and a subadviser, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders.  Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

Non-routine proposals are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security.  Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  These proposals may require special consideration by Carillon Tower or a subadviser, as appropriate, depending on whether and how they are addressed in the Proxy Guidelines.

Conflicts of Interest.  The Proxy Guidelines also address procedures to be used by Carillon Tower or each subadviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the subadviser, the fund’s principal underwriter or other affiliated persons of the fund.  Upon the discovery of a conflict of interest, a subadviser must consult with Carillon Tower to assess the extent to which there may be a material conflict of interest.  After such consultation, the subadviser will provide Carillon Tower with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to each Board that includes information as to how each conflict was resolved.

More Information.  Information regarding how proxies for the Eagle Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, carillontower.com, or by accessing each Trust’s most recently filed report on Form N-PX on the Commission’s website at www.sec.gov.  In addition, a copy of the Eagle Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, carillontower.com. The guidelines will be sent within three business days of receipt of a request.

D.    Investment Adviser and Administrator; Subadvisers
Effective June 1, 2017, as part of an internal corporate restructuring, Eagle Asset Management, Inc. (“Eagle”) terminated the investment advisory and administration agreements that it had entered into with Capital Appreciation, Growth & Income, International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation , and Eagle’s affiliate, Carillon Tower, entered into new investment advisory and administration agreements with those funds pursuant to which Carillon Tower serves as the investment adviser and administrator for those funds. Carillon Tower also serves as investment adviser and administrator for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond. Carillon Tower was organized as a Florida corporation in 2014.  All the capital stock of Carillon Tower is owned by RJF.  RJF is a holding company that, through its subsidiaries, is engaged
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primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.
With respect to each fund, Carillon Tower is responsible for managing the funds’ investment and noninvestment affairs, subject to the direction of each fund’s Board.  The Trust, on behalf of its respective series, has entered into an Investment Advisory Agreement with Carillon Tower.  Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash.  Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund.  Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

Under separate Subadvisory Agreements (collectively the “Subadvisory Agreements”), subject to the direction of Carillon Tower and each Trust’s Board, the following firms provide investment advice and portfolio management services to certain funds, as noted, for a fee payable by Carillon Tower:

Subadviser	Fund
Eagle Asset Management, Inc. (“Eagle”)	Growth & Income, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company
ClariVest Asset Management LLC (“ClariVest”)	Capital Appreciation, International Stock
Cougar Global Investments Limited (“Cougar Global”)	Tactical Allocation
Scout Investments, Inc. (“Scout Investments”)	Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap, Unconstrained Bond

Eagle and Cougar Global are wholly-owned subsidiaries of RJF.  RJF is a diversified financial services holding company whose subsidiaries engage primarily in securities brokerage, investment banking, asset management and banking services.

Eagle currently owns a 45% interest in ClariVest.  The principals of ClariVest own the remaining 55% of the company.  Under certain conditions, Eagle may increase its ownership interest in ClariVest in future years.

Scout Investments will become a wholly-owned subsidiary of Carillon Tower concurrently with the consummation of the Reorganizations.   If the Reorganizations have not been approved prior to the date of this SAI, Scout Investments will remain a wholly-owned subsidiary of UMB Financial Corporation.
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The Advisory Agreement and the Subadivisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a subadviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act.  Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party.  In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a subadviser.  Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a subadviser upon termination of the Subadvisory Agreements.  In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and a subadviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of each fund are officers or directors of Carillon Tower or its affiliates.  These relationships are described under “Management of the Funds.”
Advisory Fees.

Prior to June 1, 2017, Eagle served as the investment adviser and administrator of Capital Appreciation, Growth & Income, International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund and Tactical Allocation Fund.  The tables below set forth the investment advisory and administration fees paid by each fund to Eagle.

		Investment Advisory fees paid:
Fund		FYE 10/31/16	FYE 10/31/15	FYE 10/31/14
Capital Appreciation	Gross Advisory	$2,036,547	$2,033,670	$1,854,417
	(Waived)/Recovered	($16)	$6,282	$8,439
	Net Advisory	$2,036,531	$2,039,952	$1,862,856
Growth & Income	Gross Advisory	$2,612,603	$2,954,663	$2,761,094
	(Waived)/Recovered	$0	$0	$0
	Net Advisory	$2,612,603	$2,954,663	$2,761,094
International Stock	Gross Advisory	$159,926	$107,255	$73,614
	(Waived)/Recovered	($159,926)	($107,255)	($73,614)
	Net Advisory	$0	$0	$0

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Investment Grade Bond	Gross Advisory	$144,548	$161,185	$204,176
	(Waived)/Recovered	($144,548)	($161,185)	($204,176)
	Net Advisory	$0	$0	$0
Mid Cap Growth	Gross Advisory	$7,291,238	$5,301,205	$3,755,093
	(Waived)/Recovered	$0	$0	$0
	Net Advisory	$7,291,238	$5,301,205	$3,755,093
Mid Cap Stock	Gross Advisory	$1,654,655	$2,130,514	$2,496,060
	(Waived)/Recovered	($20,795)	($75,185)	($131,328)
	Net Advisory	$1,633,860	$2,055,329	$2,364,732
Small Cap Growth	Gross Advisory	$20,198,576	$20,937,888	$20,306,197
	(Waived)/Recovered	$0	$0	$0
	Net Advisory	$20,198,576	$20,937,888	$20,306,197
Smaller Company	Gross Advisory	$308,950	$498,782	$871,150
	(Waived)/Recovered	($228,219)	($216,645)	($148,933)
	Net Advisory	$80,731	$282,137	$722,217
Tactical Allocation	Gross Advisory	$17,007	N/A (a)	N/A (a)
	(Waived)/Recovered	($17,007)	N/A (a)	N/A (a)
	Net Advisory	$0	N/A (a)	N/A (a)
Core Bond	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)
Core Plus Bond	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)
International	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)
Low Duration Bond	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)
Mid Cap	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)
Small Cap	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)
Unconstrained Bond	Gross Advisory	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Advisory	N/A (b)	N/A (b)	N/A (b)

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		Administrative fees paid:
Fund		FYE 10/31/16	FYE 10/31/15	FYE 10/31/14
Capital Appreciation	Gross Admin	$450,779	$457,685	$430,474
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$450,779	$457,685	$430,474
Growth & Income	Gross Admin	$734,425	$850,698	$805,002
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$734,425	$850,698	$805,002
International Stock	Gross Admin	$25,557	$18,160	$12,520
	(Waived)/Recovered	($25,557)	($18,160)	($12,520)
	Net Admin	$0	$0	$0
Investment Grade Bond	Gross Admin	$67,376	$76,190	$99,062
	(Waived)/Recovered	($67,376)	($76,190)	($23,558)
	Net Admin	$0	$0	$75,504
Mid Cap Growth	Gross Admin	$1,544,023	$1,154,000	$848,465
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$1,544,023	$1,154,000	$848,465
Mid Cap Stock	Gross Admin	$390,563	$497,890	$579,101
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$390,563	$497,890	$579,101
Small Cap Growth	Gross Admin	$4,400,675	$4,594,506	$4,528,812
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$4,400,675	$4,594,506	$4,528,812
Smaller Company	Gross Admin	$68,852	$103,262	$161,666
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$68,852	$103,262	$161,666
Tactical Allocation	Gross Admin	$3,834	N/A (a)	N/A (a)
	(Waived)/Recovered	($3,834)	N/A (a)	N/A (a)
	Net Admin	$0	N/A (a)	N/A (a)
Core Bond	Gross Admin	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)
Core Plus Bond	Gross Admin	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)
International	Gross Admin	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)
Low Duration	Gross Admin	N/A (b)	N/A (b)	N/A (b)

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Bond	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)
Mid Cap	Gross Admin	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)
Small Cap	Gross Admin	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)
Unconstrained Bond	Gross Admin	N/A (b)	N/A (b)	N/A (b)
	(Waived)/Recovered	N/A (b)	N/A (b)	N/A (b)
	Net Admin	N/A (b)	N/A (b)	N/A (b)

(a) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

In addition, Carillon Tower has entered into agreements with each fund’s subadviser.  Prior to June 1, 2017, Eagle served as the investment adviser of Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation and, therefore, paid the subadvisory fees indicated in the table below.  Effective October 20, 2014, Eagle became the adviser to Smaller Company pursuant to the then-existing advisory agreement between Eagle and the fund.  Prior to October 20, 2014, Eagle Boston Investment Management, Inc. (“EBIM”) was a subadviser to Smaller Company.  Effective June 1, 2017, Carillon Tower began serving as investment adviser to Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation  and Eagle began serving as subadviser to Growth & Income, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company.

	Subadvisory fees paid:
Fund	FYE 10/31/16	FYE 10/31/15	FYE 10/31/14
Capital Appreciation ClariVest	$1,866,834.71	$1,864,198	$1,699,890
Growth & Income	$0	$0	$0
International Stock ClariVest	$159,926.21	$107,255	$73,615
Investment Grade Bond	$0	$0	$0
Mid Cap Growth	$0	$0	$0
Mid Cap Stock	$0	$0	$0
Small Cap Growth	$0	$0	$0
Smaller Company EBIM	$0	$0	$533,714
Tactical Allocation Cougar Global	$17,007.43	N/A (a)	N/A (a)
Core Bond	N/A (b)	N/A (b)	N/A (b)

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Core Plus Bond	N/A (b)	N/A (b)	N/A (b)
International	N/A (b)	N/A (b)	N/A (b)
Low Duration Bond	N/A (b)	N/A (b)	N/A (b)
Mid Cap	N/A (b)	N/A (b)	N/A (b)
Small Cap	N/A (b)	N/A (b)	N/A (b)
Unconstrained Bond	N/A (b)	N/A (b)	N/A (b)

(a) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the funds.  Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes.  With the exception of the funds’ Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon Tower. Carillon Tower and the Trusts jointly pay the salary, fees and expenses of the funds’ Chief Compliance Officer. Further, Carillon Tower oversees the activities of the subadvisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications.  The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes.  Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). Under the sub-administration agreement, USBFS provides each fund certain financial reporting and tax services.

For each fund, the current advisory and subadvisory fees, as applicable, are determined as follows:

Fund	Fee Type	Average daily net assets	Rate charged
Capital Appreciation	Investment Advisory	$0 to $1 billion	0.60%
		Over $1 billion	0.55%

	Subadvisory	All Assets	0.55%

Growth & Income	Investment Advisory	$0 to $100 million	0.60%
		$100 million to $500 million	0.45%
		Over $500 million	0.40%

International Stock	Investment Advisory	All Assets	0.70%

	Subadvisory	All Assets	0.70%

Investment Grade Bond	Investment Advisory	All Assets	0.30%

Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company	Investment Advisory	$0 to $500 million	0.60%
		$500 million to $1 billion	0.55%

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		Over $1 billion	0.50%

Tactical Allocation	Investment Advisory	All Assets	0.57%

	Subadvisory	All Assets	0.57%

Core Bond	Investment Advisory		0.40%
	Subadvisory		0.40%

Core Plus Bond	Investment Advisory		0.40%
	Subadvisory		0.40%

International	Investment Advisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%
	Subadvisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%

Low Duration Bond	Investment Advisory		0.30%
	Subadvisory		0.30%

Mid Cap	Investment Advisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%
	Subadvisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%

Small Cap	Investment Advisory	First $1 billion	0.75%
		Assets over $1 billion	0.65%
	Subadvisory	First $1 billion	0.75%
		Assets over $1 billion	0.65%

Unconstrained Bond	Investment Advisory	First $3 billion	0.60%
		Assets over $3 billion	0.55%
	Subadvisory	First $3 billion	0.60%
		Assets over $3 billion	0.55%

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Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation. The expense limitations exclude interest, taxes, brokerage commissions, costs related to investments in other investment companies, dividends, and extraordinary expenses. The Board may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through February 28, 2019.

Fund	Class A	Class C	Class I & R5	Class Y	Class R3	Class R6
Capital Appreciation	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Growth & Income	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
International Stock	1.45%	2.20%	1.15%	1.45%	1.70%	1.05%
Investment Grade Bond	0.73%	1.48%	0.43%	0.73%	0.98%	0.33%
Mid Cap Growth	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Mid Cap Stock	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Small Cap Growth	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Smaller Company	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Tactical Allocation	1.17%	1.92%	0.87%	1.17%	1.42%	0.77%
In addition, Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Core Bond, Core Plus Bond, Low Duration Bond, and Unconstrained Bond.  This expense limitation excludes interest, taxes, brokerage commissions, dividend and interest expenses related to short sales, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by a fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.  The following table summarizes the expense caps in effect through October 31, 2019.

Fund	Class A	Class C	Class I	Class Y	Class R3	Class R5	Class R6
Core Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Core Plus Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Low Duration Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Unconstrained Bond	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

Class-Specific Expenses.  Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.
E.    Portfolio Managers
Carillon Tower does not employ any portfolio managers for the funds.  For each of the funds,
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Carillon Tower has delegated the responsibility for portfolio management to a subadviser.

1)   Eagle

Eagle has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding portfolio manager’s compensation follows.

Material Conflicts of Interest: When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  Eagle has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients.  In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest.  Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation: Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•	All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio
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manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

A.   Bert L. Boksen and Eric Mintz (Mid Cap Growth, Small Cap Growth)
As of December 31, 2016, Mr. Boksen and Mr. Mintz are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$365 million
Other pooled investment vehicles	2	$178 million
Other accounts	1,625	$3.1 billion

In the “other pooled investment vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance.  In none of the 1,625 above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner in a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management I, LLC and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner.  Certain officers and employees of Eagle have investment interests in the limited partnership.  On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.  Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by EB Management I.

Mr. Boksen’s and Mr. Mintz’ benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Growth and Russell Mid Cap® Growth indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2016, Mr. Boksen owns over $1,000,000 of Mid Cap Growth’s shares and over $1,000,000 of Small Cap Growth’s shares.  As of December 31, 2016, Mr. Mintz owns between $100,001 and $500,000 of Mid Cap Growth’s shares and between $100,001 and $500,000 of Small Cap Growth’s shares.

B.  Charles Schwartz, Betsy Pecor and Matthew McGeary (Mid Cap Stock, Smaller Company)

As of December 31, 2016, Mr. Schwartz, Ms. Pecor and Mr. McGeary are each responsible for the day-to-day management of the following other accounts:

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	Number of accounts	Total assets
Registered investment companies	1	$289 million
Other pooled investment vehicles	0	$0
Other accounts	341	$131 million

In none of the 341 above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee.

Mr. Schwartz’s, Ms. Pecor’s and Mr. McGeary’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2016, Mr. Schwartz owns between $10,001 and $50,000 of Mid Cap Stock, Ms. Pecor owns between $100,001 and $500,000 of Mid Cap Stock and Mr. McGeary owns between $100,001 and $500,000 of Mid Cap Stock. As of December 31, 2016, Mr. Schwartz owns between $10,001 and $50,000 of Small Cap Stock, Ms. Pecor owns between $100,001 and $500,000 of Small Cap Stock and Mr. McGeary owns between $100,001 and $500,000 of Small Cap Stock. Effective February 20, 2015, Small Cap Stock was reorganized into Smaller Company.

C.  James C. Camp and Joseph Jackson (Investment Grade Bond)

As of December 31, 2016, Mr. Camp and Mr. Jackson are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$60 million
Other pooled investment vehicles	0	$0
Other accounts	7,182	$6.6 billion
In none of the 7,182 above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee.
Mr. Camp’s and Mr. Jackson’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Barclays Intermediate Government/Credit Bond Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2016, Mr. Camp owns between $50,001 and $100,000 of the fund’s shares and Mr. Jackson owns between $1 and $10,000 of the fund’s shares.
D. Edmund Cowart, David Blount, and Harald Hvideberg (Growth & Income)
As of December 31, 2016, Messrs. Cowart, Blount, and Hvideberg are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	1	$76 million
Other pooled investment vehicles	0	$0
Other accounts	813	$1.5 billion

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In none of the 813 above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee.
Mr. Cowart’s, Mr. Blount’s, and Mr. Hvideberg’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2016, Mr. Cowart owns between $100,001 and $500,000, Mr. Blount owns between $100,001 and $500,000, and Mr. Hvideberg owns between $1 and $10,000 of the fund’s shares.
E. Christopher Sassouni (Mid Cap Growth, Small Cap Growth)
Christopher Sassouni, D.M.D., Vice President of Eagle, has been Assistant Portfolio Manager of Mid Cap Growth since 2006 and Small Cap Growth since 2015. Mr. Sassouni does not have individual discretion over the assets of the funds or of any other accounts.

Mr. Sassouni is paid a base salary and a bonus that is based on his individual performance as a research analyst as well as his contribution to the results of Eagle’s investment products.  In addition, he may receive additional compensation for his contributions as Assistant Portfolio Manager of the fund and other similarly managed accounts. Mr. Sassouni, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Mr. Sassouni also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

As of December 31, 2016, Mr. Sassouni owns between $10,001 and $50,000 of Mid Cap Growth’s shares and $0 of Small Cap Growth’s shares.

In addition, the following subadvisers have provided information regarding their respective portfolio managers:

2)  ClariVest Asset Management LLC (Capital Appreciation, International Stock)

As of December 31, 2016, Mr. Pavan is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	3	$2,315,407,714
Other pooled investment vehicles	4	$326,408,288
Other accounts	4	$71,716,134
With performance fee
Other Pooled	1	$13,848,431

As of December 31, 2016, Dr. Feng is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	3	$2,315,407,714
Other pooled investment vehicles	0	$0
Other accounts	4	$28,112,046

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With performance fee
Other Pooled	1	$13,848,431

As of December 31, 2016, Mr. Wagner is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	3	$2,315,407,714
Other pooled investment vehicles	4	$326,408,288
Other accounts	5	$71,815,902

As of December 31, 2016, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$193,340,573
Other pooled investment vehicles	9	$628,560,997
Other accounts	8	$285,260,004
With performance fee
Other Pooled	1	$13,848,431

As of December 31, 2016, Mr. Turner is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$193,340,573
Other pooled investment vehicles	9	$628,560,997
Other accounts	9	$285,359,771

As of December 31, 2016, Mr. Mutreja is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$193,340,573
Other pooled investment vehicles	9	$628,560,997
Other accounts	8	$285,260,004
As of December 31, 2016, Dr. Nutt is not responsible for the day-to-day management of any other accounts.
In none of the accounts above is the advisory fee payable to ClariVest based upon the account’s performance.
Mr. Pavan’s, Dr. Feng’s, Mr. Wagner’s, Mr. Vaughn’s, Mr. Turner's, Mr. Mutreja’s and Dr. Nutt’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 1000® Growth Index or MSCI EAFE® Index (as appropriate) for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
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As of December 31, 2016, Mr. Pavan, Dr. Feng, Mr. Wagner, Mr. Vaughn, Mr. Turner, Mr. Mutreja and Dr. Nutt do not own any shares of the Capital Appreciation Fund or the International Stock Fund.

Material Conflicts of Interest:  Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from the LLC. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so. The firm’s overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income. ClariVest believes that equity ownership in the firm (or the potential for such) is a tool for both attracting and retaining employees.

3)   Cougar Global (Tactical Allocation)

As of December 31, 2016, Mr. Breech is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	290	$135 million

In none of the accounts above is the advisory fee payable to Cougar Global based upon the
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account’s performance.
Mr. Breech’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Barclays Capital U.S. Aggregate Bond Index or MSCI ACWI® Index (as appropriate) for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2016, Mr. Breech does not own any shares of the Tactical Allocation Fund.
Material Conflicts of Interest:  Because the portfolio manager manages accounts for multiple clients, conflicts of interest may arise in connection with the portfolio manager’s management of the fund on the one hand and accounts for other clients on the other hand. For example, the portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, the portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for the portfolio manager in the allocation of time, resources and investment opportunities, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation: Cougar Global seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Cougar Global has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Cougar Global. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•
All portfolio managers generally are eligible to receive benefits from Carillon Tower’s parent company including health care and other insurance benefits, a 401(k) or RRSP plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Cougar Global typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility
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and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Cougar Global has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

4)  Scout Investments

Pursuant to a Subadvisory Agreement, on behalf of the funds, the
Trust employs Scout Investments as the investment subadviser to certain of the funds.  Scout Investments provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the funds in accordance with each fund’s stated investment objective and policies.  Scout Investments is currently a wholly-owned subsidiary of UMB Financial Corporation.  As of September 30, 2017, assets under the management of Scout Investments were approximately $27.0 billion.
Scout Investments may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities and instruments as the funds.  As such, Scout Investments and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the funds invest.  Such activities could affect the prices and availability of the securities and instruments in which the funds invest, which could have an adverse impact on the funds’ performance.  Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds.  When Scout Investments or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.  In some cases, this system may adversely affect the size or price of the assets purchased or sold for the funds.
Further, transactions in investments by one or more other accounts or clients advised by Scout Investments may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds.  This may occur when investment decisions regarding the funds are based on research or other information that is also used to support decisions or advice for other accounts.  When Scout Investments or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the funds, market impact, liquidity constraints or other factors could result in the funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the funds could otherwise be disadvantaged.
A.              Michael D. Stack and Angel M. Lupercio (International)

As of September 30, 2017, Mr. Stack and Mr. Lupercio are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0

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Other pooled investment vehicles	1	$149.79 million
Other accounts	16	$322.79 million

In the “other pooled investment vehicles” category above, the advisory fee payable to Scout Investments is not based upon the account’s performance.  In none of the 16 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of June 30, 2017, Mr. Stack owns between $100,001 and $500,000 of International’s stock, and Mr. Lupercio does not own any shares of International’s stock.
B.             Mark M. Egan, Thomas M. Fink, Todd C. Thompson, Stephen T. Vincent and Clark W. Holland (Core Bond, Core Plus Bond,
Low Duration Bond, Unconstrained Bond)
As of September 30, 2017, Mr. Egan, Mr. Fink, Mr. Thompson, Mr. Vincent and Mr. Holland are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	5	$2,040.10 million
Other pooled investment vehicles	13	$4,867.15 million
Other accounts	109	$12,807.08 million
In one of the 109 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance.
As of June 30, 2017, Mr. Egan owned over $1,000,000 of Unconstrained Bond’s stock; Mr. Fink owned over $1,000,000 of Unconstrained Bond’s stock; Mr. Thompson owned over $1,000,000 of Unconstrained Bond’s stock; Mr. Vincent owned between $500,001 and $1,000,000 of Core Bond’s stock and between $500,001 and $1,000,000 of Unconstrained Bond’s stock; and Mr. Holland owned between $100,001 and $500,000 of Unconstrained Bond’s stock.
G.              Patrick Dunkerley, Derek M. Smashey, John R. Indellicate II and Jason J. Votruba (Mid Cap)
As of September 30, 2017, Mr. Dunkerley, Mr. Smashey, Mr. Indellicate and Mr. Votruba are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	2	$925.82 million
Other pooled investment vehicles	2	$303.66 million
Other accounts	2	$11.69 million

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In one of the “other pooled investment vehicles” above, the advisory fee payable to Scout Investments is based on the account’s performance.  In none of the 2 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of June 30, 2017, Mr. Dunkerley owns over $1,000,000 of Mid Cap’s stock, Mr. Smashey owns between $50,001 and $100,000 of Mid Cap’s stock, Mr. Indellicate owns between $100,001 and $500,000 of Mid Cap’s stock and Mr. Votruba owns between $100,001 and $500,000 of Mid Cap’s stock.
D.              James R. McBride and Timothy L. Miller (Small Cap)
As of September 30, 2017, Mr. McBride and Mr. Miller are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	2	$15.51 million
In none of the 2 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of June 30, 2017, Mr. McBride and Mr. Miller each owns between $100,001 and $500,000 of Small Cap’s stock.

Potential Conflicts of Interest:  The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  Scout Investments seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the funds.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

However, securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.  Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.  Scout Investments seeks to manage such potential conflicts by following procedures, as approved and reviewed by the Scout Board, intended to provide a fair allocation of buy and sell opportunities among client accounts.
The structure of portfolio manager compensation may also give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

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Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest.  The funds’ code of ethics is designed to address such conflicts.
The funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation:
International, Mid Cap and Small Cap

Scout Investments implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards.  The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to exceed base salary.
Scout Investments places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout Investments.  This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can exceed base salary, providing the greatest incentive to align investment management to the client’s success.
The bonus plan incorporates the investment performance of the management team and a subjective component based on several factors including growth in assets under management.  Investment performance accounts for 80-90% while the subjective component accounts for 10-20% of the bonus plan structure.
Investment performance is evaluated on a 1-year and 3-year time frame based on two factors.  Initially, performance is judged against a fund’s benchmark index for performance comparison purposes, as identified in the prospectus.  Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to Lipper.
In order to attract and retain key talent, Scout Investments employs a long-term incentive plan that awards a combination of cash payments and restricted stock to qualified associates based on the net income growth of Scout Investments.  Both the cash payments and the restricted stock vest over a period of three years and require that the associate be employed with Scout Investments at the time of vesting for the payments to be made.

Core Bond, Core Plus Bond, Low Duration Bond and Unconstrained Bond
Scout Investments utilizes a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards.  The compensation of the portfolio managers of a fund is not tied directly to either the performance or the net assets of the fund.  Instead, compensation of the portfolio managers, who are all employees of the fixed income division of Scout Investments, Reams Asset Management, is dependent in part on the overall profitability of that division.
The Reams Asset Management fixed income professionals, who are all either portfolio managers or analysts, earn a base salary and participate in the bonus plan of Scout Investments, as described above.
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The size of bonus pool under that plan is dependent on the profitability of the Reams Asset Management division.  The performance and net assets of the funds have an impact on that profitability.

F. Portfolio Turnover and Brokerage Practices
Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives.  Thus, the turnover rate may vary greatly from year to year or during periods within a year.  A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period.  A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the turnover rate for Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation for the periods shown:

Fund	11/1/15-10/31/16	11/1/14-10/31/15
Capital Appreciation	35%	42%
Growth & Income	15%	25%
International Stock	100%	86%
Investment Grade Bond	90%	82%
Mid Cap Growth	34%	52%
Mid Cap Stock	44%	56%
Small Cap Growth	32%	45%
Smaller Company	46%	79%
Tactical Allocation	66%	N/A(a)
Core Bond	N/A (b)	N/A (b)
Core Plus Bond	N/A (b)	N/A (b)
International	N/A (b)	N/A (b)
Low Duration Bond	N/A (b)	N/A (b)
Mid Cap	N/A (b)	N/A (b)
Small Cap	N/A (b)	N/A (b)
Unconstrained Bond	N/A (b)	N/A (b)
(a) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

 Carillon Tower or a subadviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions.  Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available.  Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who
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execute portfolio transactions for the clients of such advisers.  Consistent with the policy of most favorable price and execution, Carillon Tower or a subadviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers.  In addition, Carillon Tower or a subadviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a subadviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided.  Such research and analysis may be useful to Carillon Tower or a subadviser in connection with services to clients other than the funds.  A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services.  However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

During the fiscal year ended October 31, 2016, certain of the funds directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a subadviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended October 31, 2016 it is estimated that Growth & Income paid total commissions of approximately $15,776 on transactions with a principal value of approximately $50,629,307, Mid Cap Growth paid total commissions of approximately $192,523 on transactions with a principal value of approximately $386,217,983, Mid Cap Stock paid total commissions of approximately $14,915 on transactions with a principal value of approximately $39,196,571, Small Cap Growth paid total commissions of approximately $435,331 on transactions with a principal value of approximately $596,957,597, and Smaller Company paid total commissions of approximately $5,004 on transactions with a principal value of approximately $10,100,757.  Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond have not commenced operations as of the date of this SAI, and have not paid any commissions.
Carillon Tower or a subadviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution.  Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.”  Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Carillon Tower or the subadviser, as applicable, also may select other brokers to execute portfolio transactions.  In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods shown.

Fund	11/1/15-10/31/16	11/1/14-10/31/15	11/1/13-10/31/14
Capital Appreciation Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$78,044 $0 0.0% 0.0%	$86,052 $0 0.0% 0.0%	$64,969 $0 0.0% 0.0%

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Growth & Income Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$95,409 $0 0.0% 0.0%	$108,135 $0 0.0% 0.0%	$55,441 $0 0.0% 0.0%
International Stock Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$18,132 $0 0.0% 0.0%	$13,875 $0 0.0% 0.0%	$9,721 $0 0.0% 0.0%
Investment Grade Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%
Mid Cap Growth Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$533,040 $27,059 5.1% 2.7%	$622,319 $12,844 2.1% 0.6%	$422,293 $7,410 1.8% 3.8%
Mid Cap Stock Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$133,885 $6,166 4.6% 1.8%	$196,130 $11,105 5.7% 5.6%	$147,446 $15,316 10.4% 1.4%
Small Cap Growth Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$1,813,019 $112,832 6.2% 1.4%	$2,260,111 $147,520 6.5% 1.8%	$1,813,397 $34,918 1.9% 1.4%
Smaller Company Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$35,936 $2,648 7.4% 7.6%	$96,922 $8,941 9.2% 2.0%	$114,702 $3,233 2.8% 2.5%
Tactical Allocation Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$1,524 $0 0.0% 0.0%	N/A(b)	N/A(b)
Core Bond Total Paid to Affiliate	N/A(c)	N/A(c)	N/A(c)

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% to Affiliate % of transactions w/ Affiliate
Core Plus Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	N/A(c)	N/A(c)	N/A(c)
International Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	N/A(c)	N/A(c)	N/A(c)
Low Duration Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	N/A(c)	N/A(c)	N/A(c)
Mid Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	N/A(c)	N/A(c)	N/A(c)
Small Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	N/A(c)	N/A(c)	N/A(c)
Unconstrained Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	N/A(c)	N/A(c)	N/A(c)

(a) The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.
(b) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(c) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

Each fund may not buy securities from, or sell securities to, an affiliate as a principal transaction.  However, the Board has adopted procedures in conformity with Rule 10f‑3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant.  The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as
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underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self‑regulatory organizations. Payments to affiliates in the preceding table were made to RJF.

Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, a subadviser and the Distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions.  The Codes are on public file with, and may be obtained from, the Commission.

Securities of Regular Broker-Dealers.  A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of October 31, 2016:

Fund	Broker-Dealer	Aggregate Value (in 000’s)
Growth & Income	JP Morgan Chase & Co.	$18,093
International Stock	Barclays Capital, Inc.	$100
Investment Grade Bond	Goldman Sachs & Co.	$508
Investment Grade Bond	JP Morgan Chase & Co.	$504
Investment Grade Bond	U.S. Bank N.A.	$500

G. Distribution of Shares
Distribution.  Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower and Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks.  Such dealers may be deemed to be underwriters pursuant to the 1933 Act.
The following table describes the compensation paid to the principal underwriter, CFD, for the fiscal year ended October 31, 2016 (amounts have been rounded to the nearest whole dollar):
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(a)
Capital Appreciation	$6,145	$0	$473	$1,049,434
Growth & Income	$30,386	$0	$785	$2,334,978
International Stock	$2,396	$0	$76	$72,936
Investment Grade Bond	$2,404	$0	$83	$250,935
Mid Cap Growth	$21,144	$0	$582	$2,092,041
Mid Cap Stock	$2,451	$0	$1163	$1,311,772

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Small Cap Growth	$19,499	$0	$306	$4,126,001
Smaller Company	$1,843	$0	$129	$224,241
Tactical Allocation	$1,555	$0	$0	$7,386
Core Bond	N/A(b)	N/A(b)	N/A(b)	N/A(b)
Core Plus Bond	N/A(b)	N/A(b)	N/A(b)	N/A(b)
International	N/A(b)	N/A(b)	N/A(b)	N/A(b)
Low Duration Bond	N/A(b)	N/A(b)	N/A(b)	N/A(b)
Mid Cap	N/A(b)	N/A(b)	N/A(b)	N/A(b)
Small Cap	N/A(b)	N/A(b)	N/A(b)	N/A(b)
Unconstrained Bond	N/A(b)	N/A(b)	N/A(b)	N/A(b)

(a) Fees paid by the funds pursuant to Rule 12b-1 are provided in the “Rule 12b-1 Distribution Plan” section below.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

The following table sets forth the aggregate amount of underwriting commissions retained by CFD from Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation with respect to the fiscal years indicated (amounts have been rounded to the nearest whole dollar).
Fund	11/1/1-10/31/16	11/1/15-10/31/15	11/1/14-10/31/14
Capital Appreciation	$6,145	$11,258	$6,233
Growth & Income	$30,386	$42,878	$84,481
International Stock	$2,396	$2,007	$3,038
Investment Grade Bond	$2,404	$1,226	$3,167
Mid Cap Growth	$21,144	$50,908	$17,790
Mid Cap Stock	$2,451	$6,235	$9,319
Small Cap Growth	$19,499	$35,431	$32,940
Smaller Company	$1,843	$2,783	$1,736
Tactical Allocation	$1,555	N/A(a)	N/A(a)
Core Bond	N/A(b)	N/A(b)	N/A(b)
Core Plus Bond	N/A(b)	N/A(b)	N/A(b)
International	N/A(b)	N/A(b)	N/A(b)
Low Duration Bond	N/A(b)	N/A(b)	N/A(b)
Mid Cap	N/A(b)	N/A(b)	N/A(b)
Small Cap	N/A(b)	N/A(b)	N/A(b)
Unconstrained Bond	N/A(b)	N/A(b)	N/A(b)

(a) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

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The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  In this connection, the Distributor makes distribution and servicing payments, excluding business related to Class R-6 shares, to participating financial intermediaries.

Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds.  Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements.  The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.  CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreements.  Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts.  The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts.  Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreement may be terminated at any time on 60 days written notice without payment of any penalty by either party.  Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees.  For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.
Rule 12b-1 Distribution Plan.  Each fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds used all Class A, Class C and Class R-3 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.  Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund.  The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred.  A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose.  Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.
The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.  If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
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As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund, except Capital Appreciation Fund and Growth & Income Fund, may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund.  Capital Appreciation Fund and Growth & Income Fund may pay the Distributor distribution and service fees of up to 0.50% of that fund’s average daily net assets attributable to Class A shares of that fund.  Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares.  These fees are computed daily and paid monthly.  The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares.  These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund’s average daily net assets attributable to Class R-3 shares.  These fees are computed daily and paid monthly.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class Y shares and, in connection with personal services rendered to Class Y shareholders and the maintenance of Class Y shareholder accounts, each fund offering Class Y shares is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily net assets attributable to Class Y shares.  The funds’ Board of Trustees has approved a current fee of 0.25% on Class Y shares.

With respect to Class I, Class R-5 and Class R-6 shares, the funds offering such shares do not currently pay the Distributor a Rule 12b-1 fee.  However, Carillon Tower or any third party may make payments for the sale and distribution of Class I, Class R-5 and Class R-6 shares from its own resources.

The following table illustrates the amount of class specific 12b-1 fees paid by Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation to the Distributor for the fiscal year ended October 31, 2016.  12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares.

Fund	Class A	Class C	R-3
Capital Appreciation	$390,900	$653,566	$4,968
Growth & Income	$425,379	$1,895,306	$14,293

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International Stock	$20,315	$51,640	$981
Investment Grade Bond	$44,088	$206,174	$673
Mid Cap Growth	$837,964	$1,144,494	$109,583
Mid Cap Stock	$325,454	$978,708	$7,610
Small Cap Growth	$1,859,438	$1,751,690	$514,873
Smaller Company	$40,369	$182,017	$1,855
Tactical Allocation	$3,195	$4,149	$42
Core Bond	N/A(a)	N/A(a)	N/A(a)
Core Plus Bond	N/A(a)	N/A(a)	N/A(a)
International	N/A(a)	N/A(a)	N/A(a)
Low Duration Bond	N/A(a)	N/A(a)	N/A(a)
Mid Cap	N/A(a)	N/A(a)	N/A(a)
Small Cap	N/A(a)	N/A(a)	N/A(a)
Unconstrained Bond	N/A(a)	N/A(a)	N/A(a)

a) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

H. Payments to Dealers
The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds.  Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of  funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.

Carillon Tower will not make cash payments to financial intermediaries in connection with the promotion and sale of Class R-6 shares.

In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

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Revenue Sharing Payments.  Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary's funds sales system, placing funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Affiliates will not make revenue sharing payments to financial intermediaries in connection with the promotion and sale of Class R-6 shares.

Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or would otherwise be a direct obligation of the funds, the funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.

Affiliates will not make administrative and processing support payments to financial intermediaries in connection with services related to Class R-6 shares.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship.  Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
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•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

Affiliates will not make other cash payments to financial intermediaries in connection with the promotion and sale of Class R-6 shares.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

XIII. Additional Services to the Funds
Transfer Agent and Fund Accounting Services. USBFS is the transfer and dividend disbursing agent and fund accountant for each fund.

Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced.  Fund accounting fees are paid based on a percentage of fund assets.  Carillon Fund Services, Inc. (“CFS”), a subsidiary of Carillon Tower, serves as the shareholder servicing agent for each fund.

The following table shows the fees paid to the transfer agent for each of the indicated periods for all funds:

	Transfer Agent Fees Paid
Fund	11/1/15-10/31/16	11/1/14-10/31/15	11/1/13-10/31/14
Capital Appreciation	$329,918	$280,219	$298,008
Growth & Income	$558,696	$625,517	$543,334
International Stock	$37,505	$16,251	$10,562
Investment Grade Bond	$52,051	$45,536	$54,997
Mid Cap Growth	$1,280,075	$780,471	$674,556
Mid Cap Stock	$362,307	$509,296	$637,083
Small Cap Growth	$4,563,433	$4,254,768	$4,667,348
Smaller Company	$80,091	$98,789	$208,568
Tactical Allocation	$11,425	N/A(a)	N/A(a)
Core Bond	N/A(b)	N/A(b)	N/A(b)
Core Plus Bond	N/A(b)	N/A(b)	N/A(b)
International	N/A(b)	N/A(b)	N/A(b)
Low Duration Bond	N/A(b)	N/A(b)	N/A(b)
Mid Cap	N/A(b)	N/A(b)	N/A(b)
Small Cap	N/A(b)	N/A(b)	N/A(b)

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Unconstrained Bond	N/A(b)	N/A(b)	N/A(b)
(a) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

The following table shows the fees paid to the fund accountant for each of the indicated periods for all funds:

	Fund Accounting Fees Paid
Fund	11/1/15-10/31/16	11/1/14-10/31/15	11/1/13-10/31/14
Capital Appreciation	$37,153	$24,259	$20,029
Growth & Income	$53,722	$46,351	$38,789
International Stock	$30,767	$14,666	$13,691
Investment Grade Bond	$21,013	$7,683	$4,623
Mid Cap Growth	$129,643	$68,395	$42,450
Mid Cap Stock	31,197	$25,887	$29,444
Small Cap Growth	$381,343	$278,935	$257,293
Smaller Company	$9,912	$7,947	$11,752
Tactical Allocation	$529	N/A(a)	N/A(a)
Core Bond	N/A(b)	N/A(b)	N/A(b)
Core Plus Bond	N/A(b)	N/A(b)	N/A(b)
International	N/A(b)	N/A(b)	N/A(b)
Low Duration Bond	N/A(b)	N/A(b)	N/A(b)
Mid Cap	N/A(b)	N/A(b)	N/A(b)
Small Cap	N/A(b)	N/A(b)	N/A(b)
Unconstrained Bond	N/A(b)	N/A(b)	N/A(b)
(a) Information is not provided for Tactical Allocation because the fund commenced operations on December 31, 2015.
(b) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

The following table shows the fees paid to Eagle Fund Services, Inc. as the shareholder servicing agent.  Effective June 1, 2017, CFS, a wholly owned subsidiary of Carillon Tower, became the funds’ shareholder servicing agent.

Fund	11/1/15-10/31/16
Capital Appreciation	$20,567
Growth & Income	$31,608
International Stock	$1,161
Investment Grade Bond	$2,902
Mid Cap Growth	$61,795
Mid Cap Stock	$16,640
Small Cap Growth	$182,873
Smaller Company	$2,744
Tactical Allocation	$176
Core Bond	N/A(a)

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Core Plus Bond	N/A(a)
International	N/A(a)
Low Duration Bond	N/A(a)
Mid Cap	N/A(a)
Small Cap	N/A(a)
Unconstrained Bond	N/A(a)

(a) Information is not provided for Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond because those funds have not commenced operations as of the date of this SAI.

Custodian.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets.  The custodian also provides portfolio accounting and certain other services for the funds.

Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.
Independent Registered Certified Public Accounting Firm.  PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is anticipated to be appointed the independent registered certified public accounting firm for the funds subsequent to the date of the Reorganizations.
Potential Liability

Carillon Series Trust:
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations.  The Trust’s Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof.  The Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office.  The Trust’s Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.
Eagle Series Trust:
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund.  To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund.
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These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign.  In the unlikely event a shareholder is held personally liable for a fund’s obligations, that fund is required to use its property to protect or compensate the shareholder.  On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund.  Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Money Market Instruments.  The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses.  The funds may also invest in shares of one or more money market funds, as described below.  There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes.  During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.  The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:
(1) direct obligations of the U.S. government such as bills, notes and other debt securities issued by the U.S. Treasury;
(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;
(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;

(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;
(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.
Exchange-Traded Funds (“ETFs”).  Many ETFs are index funds that trade like stocks on major stock exchanges. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs can be purchased throughout the normal trading day and the market price of the ETFs shares may trade at a discount to their NAV.
Preferred Stock.  A preferred stock blends some of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts (“REITs”).  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for pass-through treatment under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities.  The market value of debt securities is influenced primarily by changes in the level of interest rates.  Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments.  Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Fixed and Floating Rate Loans.  Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”).  These investments are considered to be investments in debt securities.
Brady Bonds.  Brady Bonds, which are debt securities, generally denominated in U.S. dollars, are issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”).  Brady Bonds also may be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders.  Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate (“LIBOR”).
Foreign Debt Securities.  A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

Investment Grade/Lower Rated Securities:
Investment Grade Securities.   Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager.  Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower.  When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes.  Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage.  For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.
Carillon Tower also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Carillon Tower considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by Carillon Tower on an ongoing basis. For these securities, Carillon Tower uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that Carillon Tower’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.
Lower Rated / High Yield Securities.  Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager.  These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.
Variable- or Floating-Rate Securities.
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Institutional Term Loans:
Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities.  The interest on municipal obligations is generally excludable from gross income from federal income tax but may be an item of tax preference for purposes of the federal alternative minimum tax.  A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations.  The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax.  Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
Short-Term Money Market Instruments:
Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Bank Time Deposits.  Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Certificates of Deposit (“CDs”).  CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion.  The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements.  A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date.  The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
Reverse Repurchase Agreements.  Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price.  If required, at the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).
U.S. Government and Zero Coupon Securities:
U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds.   Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.
Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Pass-through Securities:
Mortgage-Backed Securities.  Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.

Asset-Backed Securities.  Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time.  Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.

To-Be-Announced Securities.  A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent Commission positions.  As a seller of a TBA, a fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.
Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).  Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.
EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.  GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks.  Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.
Foreign Securities.  The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets.
American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers.  These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”).  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description.  Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio.  Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged.  A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire.  Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.
Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire.  Derivatives on indices may be used to hedge broad market sectors.
Options:
Options may include options on securities, equity and debt indices and currencies.
Characteristics of Options Trading.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures and Options on Futures:
Guidelines and Characteristics of Futures and Options on Futures Trading.  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

Stock and Bond Index Futures.  A stock or bond index assigns relative values to the common stocks or bonds comprised in the index.  In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Forward Currency Contracts.  A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire.  Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  OTC options and their underlying collateral are currently considered to be illiquid investments.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Not all restricted securities are deemed illiquid for the purposes noted in this section.
Index Securities:
Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock.  The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities.  However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks.  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
Short Sales:
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

APPENDIX B
SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Standard & Poor’s Short-Term Issue Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Standard & Poor’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Exceptionally high levels of credit risk.
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

APPENDIX C
FUND INVESTMENT SUMMARY
The following chart summarizes the types of investments in which each fund may invest.

Investment Type	Capital Appreciation	Growth & Income	International Stock	Investment Grade Bond	Mid Cap Growth	Mid Cap Stock	Small Cap Growth	Smaller Company	Tactical Allocation	Core Bond	Core Plus Bond	International	Low Duration Bond	Mid Cap	Small Cap	Unconstrained Bond
Equity Securities (NET ASSETS)	●	●	●	●	●	●	●	●	●			●		●	●
Common Stocks (NET ASSETS)	●	●	●	●	●	●	●	●	●			●		●	●
Convertible Securities	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Preferred Stock	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
REITs	●	●	●	●	●	●	●	●	●			●		●	●
Warrants	●	●	●	●	●	●	●	●	●			●		●	●
Rights	●	●	●	●	●	●	●	●	●			●		●	●
Debt Securities (NET ASSETS)	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Corporate Debt	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Lower rated/High Yield (NET ASSETS)		●	●	●	●	●	●	●	●		●		●			●
Variable or Floating Rate Securities										●	●		●			●
Bankers Acceptances	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Bank Time Deposits	●	●	●	●	●	●	●	●	●	●	●		●			●

Certificate of Deposit in institution w/assets greater than $1 billion	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Commercial paper of P- 1 or P- 2 or A-1 and A-2	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Repurchase Agreements(NET ASSETS)	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Reverse Repurchase Agreements	●	●	●	●	●	●	●	●	●	●	●		●			●
Mortgage Dollar Rolls and Sale-Buybacks										●	●		●			●
Loan Interests										●	●		●			●
Institutional Term Loans										●	●		●			●
U.S. Gov’t Securities	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Mortgage-Backed and Other Asset-Backed Securities	●	●	●	●	●	●	●	●	●	●	●		●			●
To-Be-Announced Securities										●	●		●			●
Municipal Obligations	●	●	●	●	●	●	●	●	●	●	●		●			●
Zero Coupon, Step Coupon and Pay-in-Kind Securities		●		●					●	●	●		●			●
Total Foreign Securities Exposure including ADRs	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
ADRs	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
EDRs	●	●	●	●	●	●	●	●	●			●		●	●

GDRs	●	●	●	●	●	●	●	●	●			●		●	●
IDRs	●	●	●	●	●	●	●	●	●			●		●	●
Depositary receipts	●	●	●	●	●	●	●	●	●			●		●	●
Euro/Yankee Bonds			●	●					●
Eurodollar Certificates		●	●	●					●
Emerging markets	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Investing through Stock Connect.												●
Futures Contracts and Options on Futures Contracts	●	●	●	●	●	●		●	●	●	●		●			●
Options Contracts	●	●	●	●	●	●		●	●	●	●		●			●
Forward Contracts	●	●	●	●	●	●		●	●		●		●
Stock Index Futures	●	●	●	●	●	●		●	●
Foreign currencies	●	●	●	●	●	●	●	●	●	●	●	●	●			●
Foreign currency hedging options				●					●	●	●		●			●
Foreign currency hedging futures			●	●					●	●	●		●			●
Forward Currency Contracts	●	●	●	●	●	●		●	●	●	●	●	●			●
Combined transactions with options, futures and forwards	●	●	●	●	●	●		●	●	●	●	●	●			●
Swaps, Caps, Floors, Collars, Options on swaps, Credit default swaps			●							●	●		●			●

Forward Commitments		●	●	●					●	●	●		●			●
Short Sales	●	●	●	●	●	●	●	●	●	●	●		●			●
Illiquid Securities (NET ASSETS)	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Investment Companies, including money market funds and ETFs	●	●	●	●	●	●	●	●	●			●		●	●
Foreign Investment Companies	●	●	●	●	●	●	●	●	●		●		●			●
Index Securities	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
When-Issued & Delayed Delivery Transactions			●						●	●	●	●	●			●
Loans of Portfolio Securities	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●
Temporary Defensive Measures	●	●	●	●	●	●	●	●	●	●	●		●			●
Cyber Security	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●

PART C. OTHER INFORMATION
Item 28.	Exhibits

(a)	(i)
Amended and Restated Declaration of Trust of Eagle Series Trust, is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 23, 2008 ("PEA No. 46")

(ii)
Certificate of Trust of Carillon Series Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 ("PEA No. 88")

	(iii)	Agreement and Declaration of Trust of Carillon Series Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88

(b)	(i)	Amended and Restated By-laws of Eagle Series Trust are incorporated by reference to PEA No. 46

	(ii)	By-laws of Carillon Series Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88

(c)	(i)	Shareholders' rights are contained in Articles III, VIII, X and XI of the Declaration of Trust of Eagle Series Trust and Articles III, V and VI of the Registrant's By-laws

(ii)
Shareholders' rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Agreement and Declaration of Trust of Carillon Series Trust and Articles III, VII and IX of the By-laws of Carillon Series Trust

(d)	(i)
Investment Advisory Agreement between Registrant and Eagle Asset Management, Inc. ("Eagle"), is incorporated by reference to Post-Effective Amendment No. 84 to the Trust's Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 ("PEA No. 84")

(ii)
The form of Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. ("Carillon Tower"), or Carillon Series Trust and Carillon Tower, is substantially identical to the Investment Advisory Agreement between Registrant and Eagle Asset Management, Inc. ("Eagle") in Exhibit (d)(i), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 84

	(iii)	Amended Schedule A to Investment Advisory Agreement between Registrant and Eagle, is incorporated by reference to PEA No. 84

	(iv)	The form of Schedule A to the Investment Advisory Agreement between Registrant and Carillon Tower, or Carillon Series Trust and Carillon Tower,

is substantially identical to Schedule A to the Investment Advisory Agreement between Registrant and Eagle in Exhibit (d)(iii), except for the changes to the names of the series listed therein, the dates of Schedule A, the addition of Capital Appreciation, Core Bond, Core Plus Bond, Growth & Income, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond, and the advisory fees as set forth in the Funds' Statement of Additional Information. Incorporated by reference to PEA No. 84

(v)
Subadvisory Agreement between Eagle and ClariVest Asset Management LLC, is incorporated by reference to Post-Effective Amendment No. 72 to the Trust's Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2013 ("PEA No. 72")

(vi)
The form of Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC ("ClariVest") is substantially identical to the Subadvisory Agreement between Eagle and ClariVest in Exhibit (d)(v), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 72

(vii)
Subadvisory Agreement between Eagle and Cougar Global Investments Limited, is incorporated by reference to Post-Effective Amendment No. 82 to the Trust's Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2015 ("PEA No. 82")

(viii)
The form of Subadvisory Agreement between Carillon Tower and Cougar Global Investments Limited ("Cougar") is substantially identical to the Subadvisory Agreement between Eagle and Cougar in Exhibit (d)(vii), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 82

(ix)
The form of Subadvisory Agreement between Carillon Tower and Eagle is substantially identical to the Subadvisory Agreement between Eagle and Cougar in Exhibit (d)(vii), except for the titles of the agreements, the parties thereto, the dates of execution, the names of the subadvised series, which are Growth & Income, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company, and the subadvisory fees.  Incorporated by reference to PEA No. 82

(x)
The form of Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. ("Scout Investments") is substantially identical to the Subadvisory Agreement between Eagle and Cougar in Exhibit (d)(vii), except for the titles of the agreements, the parties thereto, the dates of execution, the names of the subadvised series, which are Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond, and the subadvisory fees.  Incorporated by reference to PEA No. 82

	(xi)	Expense Limitation Agreement between Registrant and Eagle, is incorporated by reference to PEA 84

	(xii)	Expense Limitation Agreement between Registrant and Eagle with respect to Tactical Allocation Fund, is incorporated by reference to PEA No. 82

(xiii)
The form of Expense Limitation Agreement between Registrant and Carillon Tower, or Carillon Series Trust and Carillon Tower, with respect to Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth, Smaller Company and Tactical Allocation is substantially identical to the Expense Limitation Agreement between Registrant and Eagle in Exhibit (d)(xi), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 84

(xiv)
The form of Expense Limitation Agreement between Registrant and Carillon Tower, or Carillon Series Trust and Carillon Tower, with respect to Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond is substantially identical to the Expense Limitation Agreement between Registrant and Eagle in Exhibit (d)(xi), except that the expense limits are as set forth in the Statement of Additional Information.  Incorporated by reference to PEA No. 84

(e)	(i)
Distribution Agreement between Registrant and Eagle Fund Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 57 to the Trust's Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 15, 2011 ("PEA No. 57")

(ii)
The form of Distribution Agreement between Registrant and Carillon Fund Distributors, Inc., or Carillon Series Trust and Carillon Fund Distributors, Inc., is substantially identical to the Distribution Agreement between Registrant and Eagle Fund Distributors, Inc. in Exhibit (e)(i), except for the parties thereto, the dates of execution, changes to the names of the series subject to the agreement, and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 57

(f)		Bonus, profit sharing or pension plans — none

(g)	(i)	Custody Agreement between Registrant and U.S. Bank National Association, is incorporated by reference to PEA No. 84

	(ii)	First Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, is incorporated by reference to PEA No. 84

	(iii)	The form of Custody Agreement between Carillon Series Trust and U.S. Bank National Association is substantially identical to the Custody Agreement between Registrant and U.S. Bank National Association in Exhibit (g)(i), except for the parties thereto, the dates of execution and changes to the names of the series subject to the agreement. Incorporated by reference to PEA No. 84

(h)	(i)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC ("USBFS") , is incorporated by reference to PEA No. 84

	(ii)	First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, is incorporated by reference to PEA No. 84

(iii)
The form of Transfer Agent Servicing Agreement between Carillon Series Trust and USBFS is substantially identical to the Transfer Agent Servicing Agreement between Registrant and USBFS in Exhibit (h)(i), except for the parties thereto, the dates of execution and changes to the names of the series subject to the agreement.  Incorporated by reference to PEA No. 84

(iv)
Agency and Service Agreement between Registrant and Eagle Fund Services, Inc. ("EFS"), is incorporated by reference to Post-Effective Amendment No. 60 to the Trust's Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 28, 2012 ("PEA No. 60")

(v)
The form of Agency and Service Agreement between Registrant and Carillon Fund Services, Inc. ("CFS"), or Carillon Series Trust and CFS, is substantially identical to the Agency and Service Agreement between Registrant and EFS in Exhibit (h)(iv), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 60

	(vi)	Amended Schedule I to Agency and Service Agreement between Registrant and EFS, is incorporated by reference to PEA No. 84

(vii)
The form of Schedule I to Agency and Service Agreement between Registrant and CFS, or Carillon Series Trust and CFS, is substantially identical to the Amended Scheduled I to Agency and Service Agreement between Registrant and EFS in Exhibit (h)(vi), except for changes to the names of the series listed therein and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 84

	(viii)	Administration Agreement between Registrant and Eagle, is incorporated by reference to PEA No. 57

(ix)
The form of Administration Agreement between Registrant and Carillon Tower, or Carillon Series Trust and Carillon Tower, is substantially identical to the Administration Agreement between Registrant and Eagle in Exhibit (h)(viii), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 57

(x)	Amended Schedule A to Administration Agreement between Registrant and Eagle, is incorporated by reference to PEA No. 84

(xi)
The form of Schedule A to Administration Agreement between Registrant and Carillon Tower is substantially identical to the Amended Schedule A to Administration Agreement between Registrant and Eagle in Exhibit (h)(x), except for the dates of the schedules, changes to the names of the series listed therein and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 84

(xii)	Fund Sub-Administration Servicing Agreement between Eagle and U.S. Bancorp, is incorporated by reference to PEA No. 84

(xiii)	First Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, is incorporated by reference to PEA No. 84

(xiv)
The form of Fund Sub-Administration Servicing Agreement between Carillon Tower and USBFS is substantially identical to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS in Exhibit (h)(xii), and the First Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS in Exhibit (h)(xiii), except for the parties thereto, the dates of execution, changes to the names of the series subject to the agreement and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 84

(xv)	Fund Accounting Servicing Agreement between Registrant and USBFS, is incorporated by reference to PEA No. 84

(xvi)
The form of Fund Accounting Servicing Agreement between Carillon Series Trust and USBFS is substantially identical to the Fund Accounting Servicing Agreement between Registrant and USBFS in Exhibit (h)(xv), except for the parties thereto, the dates of execution and changes to the names of the series subject to the agreement.  Incorporated by reference to PEA No. 84

(xvii)	First Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, is incorporated by reference to PEA No. 84

(xviii)
The form of First Amendment to the Fund Accounting Servicing Agreement between Carillon Series Trust and USBFS is substantially identical to the First Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS in Exhibit (h)(xvii), except for the parties thereto, the dates of execution, changes to the names of the series subject to the agreement and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 84.

(i)(1)		Opinion and consent of counsel with respect to Eagle Series Trust — filed herewith

(i)(2)		Opinion and consent of counsel with respect to Carillon Series Trust — filed herewith

(j)(1)
Consent of Independent Registered Certified Public Accounting Firm with respect to Carillon ClariVest Capital Appreciation Fund, Carillon Eagle Growth & Income Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund, Carillon Eagle Smaller Company Fund and Carillon Cougar Tactical Allocation Fund — filed herewith

(j)(2)
Consent of Independent Registered Certified Public Accounting Firm with respect to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund — filed herewith

(k)		Financial statements omitted from prospectus — none

(l)
Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 10 to the Trust's Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on November 30, 1995

(m)	(i)	Class A Distribution Plan for the Registrant, is incorporated by reference to PEA No. 46

(ii)
The form of Class A Distribution Plan for Carillon Series Trust is substantially identical to the Class A Distribution Plan for the Registrant in Exhibit (m)(i), except for the name of the trust, the dates of execution, and changes to the names of the series listed therein.  Incorporated by reference to PEA No. 46

	(iii)	Amended Schedule A to Class A Distribution Plan for the Registrant, is incorporated by reference to PEA No. 84

(iv)
The form of Amended Schedule A to Class A Distribution Plan for Carillon Series Trust is substantially identical to Amended Schedule A to Class A Distribution Plan for the Registrant in Exhibit (m)(iii), except for changes to the names of the series listed therein and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 84

	(v)	Class C Distribution Plan for the Registrant, is incorporated by reference to PEA No. 46

(vi)
The form of Class C Distribution Plan for Carillon Series Trust is substantially identical to the Class C Distribution Plan for the Registrant in Exhibit (m)(v), except for the name of the trust, the dates of execution, and changes to the names of the series listed therein.  Incorporated by reference to PEA No. 46

(vii)	Amended Schedule A to Class C Distribution Plan for the Registrant, is incorporated by reference to PEA No. 84

(viii)
The form of Amended Schedule A to Class C Distribution Plan for Carillon Series Trust is substantially identical to Amended Schedule A to Class C Distribution Plan for the Registrant in Exhibit (m)(vii), except for changes to the names of the series listed therein and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Incorporated by reference to PEA No. 84

(ix)	Class I Distribution and Service Plan for the Registrant, is incorporated by reference to PEA No. 46

(x)
The form of Class I Distribution and Service Plan for Carillon Series Trust is substantially identical to the Class I Distribution and Service Plan for the Registrant in Exhibit (m)(ix), except for the name of the trust, the dates of execution, and changes to the names of the series listed therein.  Incorporated by reference to PEA No. 46

(xi)
The form of Class Y Distribution and Service Plan is substantially identical to Class A Distribution Plan for the Registrant in Exhibit (m)(i) and Amended Schedule A to Class A Distribution Plan in Exhibit (m)(iii), except for changes to the names of the series listed therein and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond, and that the maximum annualized fee rate is as set forth in the Prospectus.  Incorporated by reference to PEA No. 46 and PEA No. 84

(xii)	Class R-3 Distribution and Service Plan for the Registrant, is incorporated by reference to PEA No. 46

(xiii)
The form of Class R-3 Distribution and Service Plan for Carillon Series Trust is substantially identical to the Class R-3 Distribution and Service Plan for the Registrant in Exhibit (m)(xii), except for the name of the trust, the dates of execution, and changes to the names of the series listed therein.  Incorporated by reference to PEA No. 46

(xiv)
Amended Schedule A to Class R-3 Distribution and Service Plan for the Registrant, is incorporated by reference to  Post-Effective Amendment No. 77 to the Trust's Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on February 27, 2015 ("PEA No. 77")

(xv)
The form of Amended Schedule A to Class R-3 Distribution and Service Plan for Carillon Series Trust is substantially identical to Amended Schedule A to Class R-3 Distribution and Service Plan for the Registrant in Exhibit (m)(xiv), except for changes to the names of the series listed therein and the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap,

Small Cap and Unconstrained Bond. Incorporated by reference to PEA No. 77

	(xvi)	Class R-5 Distribution and Service Plan for the Registrant, is incorporated by reference to PEA No. 46

(xvii)
The form of Class R-5 Distribution and Service Plan for Carillon Series Trust is substantially identical to the Class R-5 Distribution and Service Plan for the Registrant in Exhibit (m)(xvi), except for the name of the trust, the dates of execution, and changes to the names of the series listed therein.  Incorporated by reference to PEA No. 46

(n)	(i)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for the Registrant, is incorporated by reference to PEA No. 57

(ii)
The form of Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Carillon Series Trust is substantially identical to the Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for the Registrant in Exhibit (n)(i), except for the name of the trust, the dates of execution, changes to the names of the series listed therein, the addition of Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond and the addition of Class Y shares.  Incorporated by reference to PEA No. 57

	(iii)	Amended Appendix A to Rule 18f-3 Plan for the Registrant, is incorporated by reference to PEA No. 84

(p)	(i)
Code of Ethics for Eagle, Eagle Fund Distributors, Inc., and Eagle Mutual Funds, is incorporated by reference to Post-Effective Amendment No. 55 to the Trust's Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 28, 2011 ("PEA No. 55")

(ii)
Code of Ethics for ClariVest is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A, File No. 033-57986, filed previously on September 18, 2015

	(iii)	Code of Ethics for Cougar is incorporated by reference to PEA No. 82

	(iv)	Code of Ethics for Scout Investments – to be filed by subsequent amendment

	(v)	Code of Ethics for Carillon Tower, Carillon Fund Distributors, Inc. and Carillon Series Trust – to be filed by subsequent amendment

Other Exhibits

Powers of Attorney with respect to Eagle Series Trust, are incorporated by reference to Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A, File No. 833-57986, filed previously on February 28, 2017

Powers of Attorney with respect to Carillon Series Trust — filed herewith

_________________________
Item 29.	Persons Controlled by or under Common Control with Registrant
None.
Item 30.	Indemnification
Unless otherwise specified, any agreements herein referring to a "Trust" apply to both Eagle Series Trust and Carillon Series Trust, which have entered into substantially identical agreements.
Article XI, Section 2 of the Eagle Series Trust's Declaration of Trust provides that:
(a)       Subject to the exceptions and limitations contained in paragraph (b) below:
(i)       every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
(ii)      the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)  No indemnification shall be provided hereunder to a Covered Person:
(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
(d)       Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
(i)       such Covered Person shall have provided appropriate security for such undertaking;
(ii)      the Trust is insured against losses arising out of any such advance payments; or
(iii)     either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
According to Article XII, Section 1 of the Eagle Series Trust's Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.
Article IX, Section 9.2 of the Carillon Series Trust's Agreement and Declaration of Trust provides that:
(a)       Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.  As used herein, the words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.
(b)       To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)       To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
(d)       To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.  The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a "loan" under the Sarbanes-Oxley Act of 2002 or for any other reason.
(e)       Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.
(f)       Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and

Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).
(g)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(h)       Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person.  Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.
Article IX, Section 9.1 of the Carillon Series Trust's Agreement and Declaration of Trust further provides that:
(a)       Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person.  The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.
(b)       To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein.
(c)       Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.
(d)       A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the foregoing: (i)

the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person's professional or expert competence.  The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
According to Article XI, Section 11.1 of Carillon Series Trust's Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.
Paragraph 9 of the Subadvisory Agreement with ClariVest provides that, in the absence of its bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Fund or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) which arise or result from the Subadviser's bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.
Paragraph 9 of the Subadvisory Agreement with Cougar provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys' fees) which arise or result from the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreement with Eagle provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys' fees) which arise or result from the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys' fees) which arise or result from the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.  The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading.  The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.
Section 6.A. of the Sub-Administration Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS' reasonable control, except a loss arising out of or relating to USBFS' refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust's Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS' refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term "USBFS" shall include USBFS' directors, officers and employees.
USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS' refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower's or Trusts' use of USBFS' services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term "Carillon Tower" shall include its directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.01 of the Custody Agreement states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian's (or a Sub-Custodian's) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian's) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.
Section 7.A. of the Transfer Agent Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS's reasonable control, except a loss arising out of or relating to USBFS's refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the "Board of Trustees"), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS's refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term "USBFS" shall include USBFS's directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS's refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust's use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term "Trust" shall include the Carillon Family of Funds' trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.A of the Fund Accounting Services Agreement provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS' reasonable control, except a loss arising out of or relating to USBFS' refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers' bad faith, negligence, or willful misconduct.  Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS' refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers' bad faith, negligence, or willful misconduct.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term "USBFS" shall include USBFS' directors, officers and employees.
The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities.  The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained.  Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS' refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust's use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term "Trust" shall include the Carillon Family of Funds' trustees, officers and employees.
Item 31.	I. Business and Other Connections of Investment Adviser

Carillon Tower Advisers, Inc. ("Carillon Tower") is a Florida corporation and a registered investment adviser that offers investment management services.  Carillon Tower provides investment advisory services to all Funds of the Trust.  Carillon Tower's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716.  Information as to the directors and officers of Carillon Tower is included in its current Form ADV filed with the SEC (File No. 801-100356).  Raymond James Financial, Inc. ("RJF") owns all shares of stock of Carillon Tower.

II.  Business and Other Connections of Subadvisers
ClariVest Asset Management LLC ("ClariVest"), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser.  ClariVest provides subadvisory services to Capital Appreciation and International Stock.  Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386).

Cougar Global Investments Limited ("Cougar Global"), 357 Bay Street, Suite 1001, Toronto, Ontario, Canada M5H 2T7, offers subadvisory services and is a registered investment adviser.  Cougar Global provides subadvisory services to Tactical Allocation.  Information as to the officers and directors of Cougar Global is included in the current Form ADV filed with the SEC (File No. 801-55379).  RJF owns all shares of stock of Cougar Global.

Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services.  Eagle provides subadvisory services to Growth & Income, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company.  Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343).

Scout Investments, Inc. ("Scout Investments"), 928 Grand Boulevard, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services.  Scout Investments provides subadvisory services to Core Bond, Core Plus Bond, International, Low Duration Bond, Mid Cap, Small Cap and Unconstrained Bond.  Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188).

Item 32.	Principal Underwriter

(a)       Carillon Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each series of the Registrant.  Eagle Asset Management, Inc. owns 75% of the shares of the stock of Carillon Fund Distributors.

(b)       The directors and officers of the Registrant's principal underwriter are:
Name	Positions & Offices with Underwriter	Position with Registrant

Henry A. Moshell III	Chief Executive Officer, Director	None

Marshall Ollia	Senior Vice President, Treasurer, Chief Financial Officer, Financial Principal and Director	None

Derek Thieme	Comptroller, Assistant Treasurer	None

Brian Freeman	President, Director	None

Damian Sousa	Vice President, Chief Compliance Officer	None

Anna Manning	Anti Money Laundering Officer	None

Stephen W. Faber	Corporate Counsel and Secretary	None

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.
(c)       Not applicable.
Item 33.	Location of Accounts and Records

The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended ("1940 Act") are maintained in the physical possession of the Trust's Custodian through February 28, 1994, except that: Carillon Tower, CFS and U.S. Bancorp maintain some or all of the records required by the 1940 Act; and the Subadvisers will maintain some or all of the records required by the 1940 Act.  Since March 1, 1994, all required records are maintained by Carillon Tower and CFS at 880 Carillon Parkway, St. Petersburg, Florida 33716 and U.S. Bancorp at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34.	Management Services
None.
Item 35.	Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 91 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of October 31, 2017.
EAGLE SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 91 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Signature	Title	Date

/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	October 31, 2017

/s/ James L. Pappas* James L. Pappas	Chairman of the Board	October 31, 2017

/s/ J. Cooper Abbott J. Cooper Abbott	Trustee	October 31, 2017

/s/ John Carter* John Carter	Trustee	October 31, 2017

/s/ Court James Court James	Trustee	October 31, 2017

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	October 31, 2017

/s/ William J. Meurer* William J. Meurer	Trustee	October 31, 2017

/s/ Liana O'Drobinak* Liana O'Drobinak	Trustee	October 31, 2017

/s/ Stephen Roussin* Stephen Roussin	Trustee	October 31, 2017

/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	October 31, 2017

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	October 31, 2017

*By:	/s/ Susan L. Walzer Susan L. Walzer Attorney-In-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 91 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of October 31, 2017.
CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 91 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Signature	Title	Date

/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	October 31, 2017

/s/ James L. Pappas* James L. Pappas	Chairman of the Board	October 31, 2017

/s/ J. Cooper Abbott J. Cooper Abbott	Trustee	October 31, 2017

/s/ John Carter* John Carter	Trustee	October 31, 2017

/s/ Court James Court James	Trustee	October 31, 2017

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	October 31, 2017

William J. Meurer	Trustee

/s/ Liana O'Drobinak* Liana O'Drobinak	Trustee	October 31, 2017

Stephen Roussin	Trustee

/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	October 31, 2017

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	October 31, 2017

*By:	/s/ Susan L. Walzer Susan L. Walzer Attorney-In-Fact

EXHIBIT INDEX
Exhibit	Description

EX-99. (i)(1)	Opinion and consent of counsel with respect to Eagle Series Trust

EX-99. (i)(2)	Opinion and consent of counsel with respect to Carillon Series Trust

EX-99. (j)(1)
Consent of Independent Registered Certified Public Accounting Firm with respect to Carillon ClariVest Capital Appreciation Fund, Carillon Eagle Growth & Income Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Investment Grade Bond Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Small Cap Growth Fund, Carillon Eagle Smaller Company Fund and Carillon Cougar Tactical Allocation Fund

EX-99. (j)(2)
Consent of Independent Registered Certified Public Accounting Firm with respect to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund

Other Exhibit	Powers of Attorney with respect to Carillon Series Trust